As filed with the U.S. Securities and Exchange Commission on June 25, 2025

1933 Act File No. 333-

1940 Act File No. 811-23881

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☐ Post-Effective Amendment No.
and
☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☐ Amendment No.

SOUND POINT MERIDIAN CAPITAL, INC.

(Exact name of Registrant as specified in charter)

375 Park Avenue, 34th Floor

New York, NY 10152
(Address of Principal Executive Offices)

(212) 895-2293
(Registrant’s telephone number, including Area Code)

Wendy Ruberti

General Counsel

Sound Point Meridian Management Company, LLC

375 Park Avenue, 34th Floor

New York, NY 10152

(Name and address of agent for service)

Copies of Communications to:

Harry S. Pangas Philip T. Hinkle Dechert LLP 1900 K Street, NW Washington, DC 20006

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☒	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☒	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐	If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS DATED JUNE 25, 2025

PROSPECTUS

$300,000,000

SOUND POINT MERIDIAN CAPITAL, INC.

Common Stock
Preferred Stock
Subscription Rights
Debt Securities

5,297,083 Shares of Common Stock
Offered by the Selling Stockholder

We are a newly organized, externally managed, non-diversified closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended, or the “1940 Act.” Our primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve our investment objectives by investing primarily in equity and mezzanine tranches of collateralized loan obligations, or “CLOs,” which are collateralized by portfolios consisting primarily of below-investment grade U.S. senior secured loans. We may also invest in other securities and instruments that the Adviser (as defined below) believes are consistent with our investment objectives, including junior debt tranches of CLOs and loan accumulation facilities. The CLO equity securities in which we primarily seek to invest are typically unrated or rated below investment grade (commonly known as “junk” bonds) and are considered speculative with respect to timely payment of interest and repayment of principal. The CLO equity securities in which we intend to invest in are highly leveraged (with CLO equity typically being leveraged nine to 13 times), which magnifies our risk of loss on such investments. Loan accumulation facilities (or “CLO warehouses”) are short- to medium-term facilities (typically ranging from approximately three to 12 months), often provided by the bank that will serve as the placement agent or arranger on a CLO transaction. Loan accumulation facilities typically incur leverage between four and six times equity prior to a CLO’s pricing.

We were organized as Sound Point Meridian Capital, LLC, a Delaware limited liability company, on May 13, 2022. Effective March 13, 2024, we converted from a Delaware limited liability company to a Delaware corporation under the name Sound Point Meridian Capital, Inc. Sound Point Meridian Management Company, LLC, or the “Adviser,” is our investment adviser and manages our investments subject to the supervision of our board of directors. Sound Point Administration LLC, or the “Administrator,” serves as our administrator. On June 14, 2024, our common stock began trading on the New York Stock Exchange (the “NYSE”) under the ticker symbol “SPMC” following our initial public offering of 4,000,000 shares of our common stock (the “IPO”) at a public offering price of $20.00 per share. On November 7, 2024, our 8.00% Series A Preferred Shares due 2029 (the “Series A Preferred Shares”) began trading on the NYSE under the ticker symbol “SPMA” following our public offering of 2,300,000 Series A Preferred Shares at a public offering price of $25.00 per share. [On [●], 2025, our [●]% Series B Preferred Shares due 20[●] began trading on the NYSE under the ticker symbol “SPME” at a public offering price of $25.00 per share] (the “Series B Preferred Shares” and with the Series A Preferred Shares, the “Preferred Stock”).

We intend to make regular monthly distributions of all or a portion of our investment company taxable income to holders of our common stock. If our distributions exceed our investment company taxable income in a tax year, such excess will represent a return of capital to our stockholders. Additionally, in order to maintain a stable level of distributions, we may at times pay out less than all of our investment income or pay out accumulated undistributed income in addition to current net investment income. No assurance can be given that we will be able to declare such distributions in future periods, and our ability to declare and pay distributions will be subject to a number of factors, including our results of operations. See “Distribution Policy.”

We may offer, from time to time, in one or more offerings or series, together or separately, up to $300,000,000 of our common stock, preferred stock, subscription rights or debt securities, which we refer to, collectively, as the “securities.” In addition, this prospectus relates to the offer and resale, from time to time, of up to 5,297,083 shares of our common stock, which represents approximately 26.13% of our issued and outstanding common stock as of June 1, 2025, by the selling stockholder identified under “Selling Stockholder.” We or the selling stockholder may sell our securities through underwriters or dealers, “at-the-market” or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the event we offer common stock, the offering price per share of our common stock exclusive of any underwriting commissions or discounts will not be less than the net asset value, or “NAV,” per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders, (3) upon the conversion of a convertible security in accordance with its terms or (4) under such circumstances as the Securities and Exchange Commission, or the “SEC,” may permit.

Sales of our common stock by the selling stockholder, which may occur at prices below the NAV per share of our common stock, may adversely affect the market price of our common stock and may make it more difficult for us to raise capital. The selling stockholder acquired its shares of our common stock in connection with our conversion to a corporation. Each offering by the selling stockholder of its shares of our common stock through agents, underwriters or dealers will be accompanied by a prospectus supplement that will identify the selling stockholder that is participating in such offering. We will not receive any proceeds from the sale of shares of our common stock by the selling stockholder.

Shares of common stock of closed-end management investment companies that are listed on an exchange frequently trade at a discount to their NAV. If our shares of common stock trade at a discount to our NAV, it will likely increase the risk of loss for purchasers of our securities.

We may borrow funds to make investments. As a result, we would be exposed to the risk of borrowing (also known as leverage), which may be considered a speculative investment technique. Leverage increases the volatility of investments and magnifies the potential for losses on amounts invested, thereby increasing the risk associated with investing in our securities.

Investors should consider their investment goals, time horizon and risk tolerance before investing in our securities. An investment in our securities is not appropriate for all investors and is not intended to be a complete investment program. In addition, investing in our securities may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. Before purchasing any of our securities, you should read the discussion of the principal risks of investing in our securities, which are summarized in “Risk Factors” beginning on page 15 of this prospectus.

This prospectus contains important information you should know before investing in our securities. Please read this prospectus and retain it for future reference. We will file annual and semi-annual stockholder reports, proxy statements and other information with the Securities and Exchange Commission, or the “SEC.” To obtain this information free of charge or make other inquiries pertaining to us, please call (212) 895-2293. You may also obtain a copy of any information regarding us filed with the SEC from the SEC’s website (www.sec.gov).

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities by Sound Point Meridian Capital, Inc. unless accompanied by a prospectus supplement.

The date of this prospectus is         , 2025.

* * * * * *

You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the selling stockholder has not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the selling stockholder identified under “Selling Stockholder” is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. Our business, financial condition and results of operations may have changed since that date. We will notify securityholders promptly of any material change to this prospectus during the period in which we are required to deliver the prospectus.

i

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC using the “shelf” registration process. Under the shelf registration process, we may offer from time to time up to $300,000,000 of our securities on the terms to be determined at the time of the offering. In addition, this prospectus related to the offer and resale, from time to time, of up to 5,297,083 shares of our common stock, which represents approximately 26.13% of our issued and outstanding common stock as of June 1, 2025, by the selling stockholder identified under “Selling Stockholder.” We or the selling stockholder may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The selling stockholder will deliver a prospectus supplement with this prospectus, if required, to update the information contained in this prospectus. The prospectus supplement may also add, update or change information contained in this prospectus, and the prospectus and prospectus supplement will together serve as the prospectus.

This prospectus provides you with a general description of the securities that we and the selling stockholder may offer.

Please carefully read this prospectus and any prospectus supplement, together with any exhibits, before you make an investment decision.

ii

PROSPECTUS SUMMARY

The following summary highlights some of the information contained in this prospectus. It is not complete and may not contain all the information that is important to a decision to invest in our securities. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. Except where the context suggests otherwise, the terms:

●	The “Company,” “we,” “us” and “our” refer to Sound Point Meridian Capital, Inc., a Delaware corporation or, for periods prior to our conversion to a corporation, Sound Point Meridian Capital, LLC, a Delaware limited liability company;

●	“Sound Point Meridian Management” and “Adviser” refer to Sound Point Meridian Management Company, LLC, a Delaware limited liability company; and

●	“Administrator” refers to Sound Point Administration LLC, a Delaware limited liability company.

Sound Point Meridian Capital, Inc.

We are a newly organized, externally managed, non-diversified closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended, or the “1940 Act.” We have elected to be treated, and intend to qualify annually, as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended, or the “Code,” beginning with our tax year ended September 30, 2024. We were formed on May 13, 2022, as Sound Point Meridian Capital, LLC, a Delaware limited liability company, and effective March 13, 2024, we converted to a Delaware corporation under the name Sound Point Meridian Capital, Inc. On June 14, 2024, our common stock began trading on the New York Stock Exchange (the “NYSE”) under the ticker symbol “SPMC” following our initial public offering of 4,000,000 shares of our common stock (the “IPO”) at a public offering price of $20.00 per share. On November 7, 2024, our 8.00% Series A Preferred Shares due 2029 (the “Series A Preferred Shares”) began trading on the NYSE under the ticker symbol “SPMA” following our public offering of 2,000,000 Series A Preferred Shares at a public offering price of $25.00 per share. On November 7, 2024, our Series A Preferred Shares began trading on the NYSE under the ticker symbol “SPMA” following our public offering of 2,000,000 Series A Preferred Shares at a public offering price of $25.00 per share. [On [●], 2025, our Series B Preferred Shares began trading on the NYSE under the ticker symbol “SPME” at a public offering price of $25.00 per share.]

Our primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve our investment objectives by investing primarily in third-party CLO equity and mezzanine tranches of predominately U.S.-dollar denominated CLOs backed by corporate leveraged loans issued primarily to U.S. obligors. This investment strategy looks to opportunistically shift between the primary and secondary CLO markets, seeking to identify the most compelling relative value. Our focus is on the primary CLO market (i.e., acquiring securities at the inception of a CLO) when the discrepancy between the value of a CLO’s assets and liabilities is believed to present an attractive investment opportunity. We will opportunistically switch to the secondary market (i.e., acquiring existing CLO securities) during times of market volatility or when we identify attractive investment opportunities. The Adviser aims to identify top-tier CLO managers with proven track records of outperformance through increasing the value of the loans held by the CLO, generation of high equity distributions and active portfolio management. Additionally, the strategy is focused on CLOs with attractive structures, which include flexibility for the CLO manager, strong cushions on covenants and cashflow ratios, terms that are favorable to the holders of CLO equity securities and reinvestment periods that are consistent with the Adviser’s current market views.

We may also invest in other securities and instruments that the Adviser believes are consistent with our investment objectives, including, among other investments, junior debt tranches of CLOs and loan accumulation facilities. Loan accumulation facilities are short- to medium-term facilities, often provided by the bank that will serve as the placement agent or arranger on a CLO transaction and typically leveraged four to six times. The amount that we will invest in other securities and instruments will vary from time to time and, as such, may constitute a material part of our portfolio on any given date, based on the Adviser’s assessment of prevailing market conditions. Finally, the Adviser implements an active portfolio management style.

The CLO equity securities in which we primarily seek to invest are typically unrated and are considered speculative with respect to timely payment of interest and repayment of principal. The CLO equity securities in which we intend to invest are highly leveraged (with CLO equity securities typically being leveraged nine to 13 times), which magnifies our risk of loss on such investments. Risks in CLO tranches tend to evolve over time and across the cycle, as a function of the credit risk in the underlying portfolio and the behavior of the manager. Given that the CLO market is generally slow to reprice these changes in risk profiles, the Adviser believes it can mitigate these risks and take advantage of this latency to improve returns. The CLOs in which we intend to invest are typically collateralized by below-investment grade loans (sometimes referred to as leveraged loans). The equity tranche of a CLO represents the most subordinated tranche in a CLO’s capital structure. Such securities are therefore subject to greater risks than securities issued by a CLO in higher priority tranches, including credit (i.e., default) risk and liquidity risk.

CLO equity is an illiquid investment. For the most part, CLO equity trades “by appointment” and trading prices are heavily negotiated. Projected cashflows to CLO equity involve a number of assumptions about the future, including interest rates, reinvestment spreads on loans bought in the future, loan prepayment rates, and other factors that may be difficult to predict. As such, CLO equity is considered a “speculative” investment by rating agencies and there is generally no standard methodology or observable market that allows a buyer or seller to easily price a CLO equity position at the time of trade.

We may also engage in “Derivative Transactions,” as described below, from time to time. To the extent we engage in Derivative Transactions, we expect to do so to hedge against interest rate, credit and/or other risks, or for other investment or risk management purposes. We may use Derivative Transactions for investment purposes to the extent consistent with our investment objectives if the Adviser deems it appropriate to do so. We may purchase and sell a variety of derivative instruments, including exchange-listed and over-the-counter, or “OTC,” options, futures, options on futures, swaps and similar instruments, various interest rate transactions, such as swaps, caps, floors, or collars, and credit default swaps. We also may purchase and sell derivative instruments that combine features of these instruments. Collectively, we refer to these financial management techniques as “Derivative Transactions.” See “Risk Factors — Risks Related to Our Investments — We are subject to risks associated with any hedging or Derivative Transactions in which we participate.”

CLO Structural Elements

Structurally, CLO vehicles are entities formed to originate and/or acquire a portfolio of loans. The loans within the CLO vehicle are generally limited to loans which meet established credit criteria and are subject to concentration limitations in order to limit a CLO vehicle’s exposure to a single credit.

A CLO vehicle is formed by raising multiple “tranches” of debt (with the most senior tranches being rated “AAA” to the most junior tranches typically being rated “BB” or “B”) and equity. As interest payments are received, the CLO vehicle makes contractual interest payments to the holders of each tranche of debt based on their seniority. If there are funds remaining after each tranche of debt receives its contractual interest rate payment and the CLO vehicle meets or exceeds required collateral coverage levels (or other similar covenants), the remaining funds may be paid to the holders of the equity tranche. The contractual provisions setting out this order of payments are detailed in the CLO vehicle’s indenture. These provisions are referred to as the “priority of payments” or the “waterfall” and determine any other obligations that may be required to be paid ahead of payments of interest and principal on the securities issued by a CLO vehicle. In addition, for payments to be made to the holders of each tranche, after the most senior tranche of debt, there are various tests which must be complied with, which are different for each CLO vehicle. CLO indentures typically provide for adjustments to the priority of payments in the event that certain cashflow or collateral requirements are not maintained. The collateral quality tests that may divert cashflows in the priority of payments are predominantly determined by reference to the par values of the underlying loans, rather than their current market values.

The diagram below is for illustrative purposes only. The CLO vehicles in which we may invest may vary substantially from the illustrative example set forth below.

These investment objectives are not fundamental policies of ours and may be changed by our board of directors without prior approval of our stockholders. See “Business.”

Sound Point Meridian Management

Sound Point Meridian Management, our investment adviser, manages our investments subject to the supervision of our board of directors pursuant to an investment advisory agreement, or the “Investment Advisory Agreement.” The Administrator has agreed to perform, or arrange for the performance of, our required administrative services. For a description of the fees and expenses that we pay to the Adviser and the Administrator, see “The Adviser and the Administrator — Investment Advisory Agreement — Base Management Fee and Incentive Fee” and “The Adviser and the Administrator — The Administrator and the Administration Agreement.”

The Adviser was formed as a Delaware limited liability company on May 11, 2022, and is registered as an investment adviser with the SEC. The Adviser is majority owned by Sound Point Capital Management, LP (“Sound Point Capital Management”), a registered investment adviser. As of March 31, 2025, Sound Point Capital Management had approximately $42.7 billion of total assets under management with investments in CLO securities, opportunistic credit, structured credit, specialty finance and marketplace lending, commercial real estate credit and other investments.1 Stephen Ketchum holds a controlling interest in the common equity of Sound Point Capital Management. In addition to Mr. Ketchum, certain principals of Stone Point Capital LLC, a private equity firm (“Stone Point”), a third-party permanent capital fund managed by Blue Owl GPSC Advisors LLC (“Blue Owl”), an investment adviser principally owned, through certain intermediary vehicles, by Blue Owl Capital Inc. (NYSE: OWL), and Assured Guaranty US Holdings Inc., a Delaware corporation (“AGUS”) and a wholly owned subsidiary of Assured Guaranty Ltd. (NYSE: AGO), a limited company organized under the laws of Bermuda, each holds a minority common equity interest in Sound Point Capital Management. Limited partners of Sound Point Capital Management that have contributed, or have the right to receive, 5% or more of Sound Point Capital Management’s capital upon its dissolution, include Mr. Ketchum, Blue Owl, AGUS and two senior principals of Stone Point. Sound Point Capital Management’s general partner, SPC Partners GP, LLC, is a Delaware limited liability company that is controlled by Mr. Ketchum.

[1]	Sound Point Capital Management assets under management (“AUM”) provided as of March 31, 2025. AUM does not include redemptions received or liquidations that may be in effect after March 31, 2025. AUM does include, where relevant, committed capital to discretionary draw-down vehicles that have not yet been drawn and entities that are not open to new investors and/or are in the process of winding down and represents the closed total commitment of all loans managed by commercial real estate credit as of March 31, 2025, including inherited portfolios managed that were originated by another manager and assets attributable to a non-advisory client.

The Adviser’s CLO investment team (the “Investment Team”) is led by Ujjaval Desai. The members of the Investment Team are jointly and primarily responsible for our day-to-day investment management and the implementation of our investment strategy and process. See “The Adviser and the Administrator — Portfolio Managers” for each member of the Investment Team’s biographical information.

Each member of the Investment Team is a CLO industry specialist who has been directly involved in the CLO market for the majority of his or her career and has built relationships with key market participants, including CLO collateral managers, investment banks, and investors. We believe that the complementary, yet highly specialized, skill set of each member of the Investment Team, and the established platform consisting of investment management and operations / business management, provides the Adviser with a competitive advantage in its CLO-focused investment strategy. See “The Adviser and the Administrator — Portfolio Managers.”

In addition to managing our investments, the Adviser’s affiliates and the members of the Investment Team manage investment accounts for other clients, including certain private investment vehicles. Many of these accounts pursue an investment strategy that substantially or partially overlaps with the strategy that we intend to pursue.

Our Competitive Advantages

We believe that we are well positioned to take advantage of investment opportunities in CLO securities and related investments due to the following competitive advantages:

●	Fundamental credit analysis. The Investment Team combines its in-house credit views with proprietary analytical tools to assess underlying loans in CLO collateral portfolios. CLO trustees typically provide CLO reporting on a monthly basis, which includes information on the current collateral portfolio (loan size, loan spread, industry) as well as month-over-month portfolio changes through manager trading (purchases and sales) and prepayment activity. The Investment Team’s proprietary tools aggregate trustee-reported data with market data such as current loan pricing and rating information. The Investment Team forms a credit watchlist based on this information, which is then used to analyze collateral risk of existing and potential investments. The Adviser believes this differentiated approach is a crucial competitive advantage, particularly in times of market stress.

●	Manager selection and due diligence. We utilize the Adviser’s proprietary manager rating system in an effort to select an optimal set of managers with varied investment styles. The CLO market tends to price manager risk inefficiently. Typically, deals from larger, established platforms trade tighter than smaller managers, regardless of performance. The Adviser’s manager rating process is intended to identify managers that it believes are likely to outperform, thereby seeking to deliver alpha to investors.

●	Flexible and disciplined approach. Our investment strategy is tailored to current market opportunities. The Adviser will invest in both the primary and secondary CLO markets based on current relative value. In the primary market, the Adviser believes better economics are achieved through early deal access and investment flexibility in terms of risk and size (majority or minority positions). In the secondary market, the Adviser believes its analysis of collateral risk identifies investments with the most compelling risk/reward profile. The Adviser allocates our portfolio between CLO equity and mezzanine tranches based on the expected return relative to the credit risk of each tranche. The Adviser aims to opportunistically allocate the portfolio across all these elements, as well as rotate our portfolio (through purchases and sales) as investment risks evolve.

●	Active portfolio management. Risk in CLO tranches evolves as a function of the credit risk in the underlying portfolios, the performance and behavior of the manager and overall macro credit views. The Adviser views the CLO market as generally slow to reprice a change in risk profile of tranches due to data and complexity issues. The Adviser believes active portfolio management can mitigate these risks and improve returns.

Our Structure and Formation Transaction

We were organized as Sound Point Meridian Capital, LLC, a Delaware limited liability company, on May 13, 2022. Effective March 13, 2024, we converted from a Delaware limited liability company to a Delaware corporation under the name Sound Point Meridian Capital, Inc. On or around the time of the commencement of our operations and immediately prior to the completion of our IPO, Sound Point Meridian Master Fund LP, a former Cayman Islands exempted limited partnership (“Sound Point Meridian Master Fund”) that owned 100% of our common stock, transferred all its assets and other portfolio securities and liabilities into us in exchange for shares of our common stock, which shares were then distributed by Sound Point Meridian Master Fund to its limited partners in liquidation of Sound Point Meridian Master Fund (the “Sound Point Reorganization”). Sound Point Meridian Master Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that were, in all material respects, equivalent to those of us, and the assets and other portfolio securities that were held by Sound Point Meridian Master Fund were comprised of certain equity and mezzanine tranches of CLOs and loan accumulation facilities. See “Business — Our Structure and Formation Transaction.”

Portfolio Composition

As of March 31, 2025, we have a diversified portfolio of equity and mezzanine debt tranches across over 75 CLO investments managed by 23 CLO managers. The underlying loan portfolio across all CLO investments consisted of over 1,500 loan issuers across more than 30 sectors on a look-through basis. We believe this strategy of broad diversification enables us to manage risk effectively, providing us with distribution sustainability and downside protection through changing market conditions.

Financing and Hedging Strategy

Leverage by the Company. We may use leverage to the extent permitted by the 1940 Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes, or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. In contrast to the CLOs in which we will invest, which are typically highly leveraged, we intend to use relatively limited amounts of leverage (generally expected to consist of borrowings or the issuances of preferred stock or debt securities) in order to optimize the returns to our stockholders. We seek to use appropriate leverage that enhances returns without creating undue risk in the portfolio in the case that the CLO market weakens. Over time, the Adviser may decide that it is appropriate to use more leverage to purchase assets or for other purposes, or to reduce leverage by repaying any outstanding facilities.

We currently anticipate incurring leverage in an amount up to approximately 35% of our total assets (as determined immediately after the leverage is incurred) by virtue of our entering into a Credit Agreement (the “CIBC Credit Facility”) with the lenders from time to time party thereto and Canadian Imperial Bank of Commerce (“CIBC”), as administrative agent, on July 8, 2024, and potentially other credit facilities, or through the issuance of preferred stock, including our Series A Preferred Shares and our Series B Preferred Shares, or debt securities. We entered into the CIBC Credit Facility, and may enter into other revolving facilities, in order to allow us to draw capital in the case that current cash available to pay dividends is lower than our anticipated run-rate cash dividend, or in the case that asset values in the CLO market fall in a way as to make new investments attractive, in which case we may incur leverage in excess of approximately 35% of our total assets. The Adviser will decide whether or not it is beneficial to us to use leverage at any given time. Such facilities would be committed, but subject to certain restrictions that may not allow us to draw capital even if the Adviser deems it favorable to do so. Such facilities, if drawn, would become senior in priority to our common stock. The facilities would also earn an undrawn commitment fee that we would pay on an ongoing basis, regardless of whether we draw on the facilities or not.

Instruments that create leverage are generally considered to be senior securities under the 1940 Act. With respect to senior securities representing indebtedness (i.e., borrowings or deemed borrowings), other than temporary borrowings, as defined under the 1940 Act, we are required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are equity (i.e., shares of preferred stock, including the Series A Preferred Shares and the Series B Preferred Shares), we are required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock.

As of March 31, 2025, our asset coverage ratio in respect of senior securities representing indebtedness as calculated pursuant to Section 18 of the 1940 Act was 725% and our asset coverage ratio in respect to our senior securities representing preferred stock as calculated pursuant to Section 18 of the 1940 Act was 403%. As of March 31, 2025, our leverage, which includes borrowings under the CIBC Credit Facility and the issuance of the Series A Preferred Shares, represented approximately 24.5% of our total assets. In the event we fail to meet our applicable asset coverage ratio requirements, we may not be able to incur additional debt and/or issue additional preferred stock and could be required by law or otherwise to sell a portion of our investments to repay some debt or redeem shares of preferred stock (if any) when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we may not be able to make certain distributions or pay dividends of an amount necessary to continue to qualify as a RIC for U.S. federal income tax purposes.

The CIBC Credit Facility is, and any other leverage facilities that we may close after the completion of this offering will be, revolving and thus the actual amount of leverage we will incur may vary from time to time. We may use leverage opportunistically or otherwise choose to deviate from our current expectations. We may use different types or combinations of leveraging instruments at any time based on the Adviser’s assessment of market conditions and the investment environment, including forms of leverage other than preferred stock, debt securities, and/or credit facilities. In addition, we may borrow for temporary, emergency, or other purposes as permitted under the 1940 Act, which indebtedness would be in addition to the asset coverage ratios described above. By leveraging our investment portfolio, we may create an opportunity for increased net income and capital appreciation. However, the use of leverage also involves significant risks and expenses, which will be borne entirely by the holders of our securities, and our leverage strategy may not be successful. For example, the more leverage is employed, the more likely a substantial change will occur in our net asset value (“NAV”). See “Risk Factors — Risks Related to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.”

While we cannot control the market value of our investments, the Adviser can decide to draw on the CIBC Credit Facility or any future credit facility to purchase new assets at a time of market dislocation. Such purchases, if made, can mitigate price drops in the current portfolio by making new asset purchases at a discount. Further, such purchases can potentially contribute to an increase in the NAV of the portfolio upon a market rebound.

On March 14, 2025, we entered into a committed equity financing agreement (the “Purchase Agreement”) with B. Riley Principal Capital II, LLC (“BRPC II”). Under the Purchase Agreement, we have the right, but not the obligation, to direct BRPC II to purchase up to the lesser of (i) $25,000,000 in aggregate gross purchase price of our common stock and (ii) 4,052,100 shares of common stock over a 36-month period. For the year ended March 31, 2025, BRPC II purchased 5,717 shares, resulting in $113,199 net proceeds to us.

Operating and Regulatory Structure

We are a newly organized, externally managed, non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end management investment company, we are required to meet certain regulatory requirements. See “Regulation as a Closed-End Management Investment Company.” In addition, we have elected to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code, beginning with our tax year ended September 30, 2024.

Our investment activities are managed by the Adviser and supervised by our board of directors. Under the Investment Advisory Agreement, we have agreed to pay the Adviser a base management fee based on our “Total Equity Base” as well as an incentive fee based on our “Pre-Incentive Fee Net Investment Income.” “Total Equity Base” means the NAV attributable to the common stock (prior to the application of the base management fee or incentive fee) and the paid-in or stated capital of the preferred interests in us (howsoever called), including the Series A Preferred Shares and the Series B Preferred Shares. “Pre-Incentive Fee Net Investment Income” means interest income, dividend income, and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees, or other fees that we receive from an investment) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement (as defined below) and any interest expense and/or dividends paid on any issued and outstanding debt or preferred interests, but excluding the incentive fee). See “The Adviser and the Administrator — Investment Advisory Agreement — Base Management Fee and Incentive Fee.”

We have also entered into an agreement for administrative services, which we refer to as the “Administration Agreement,” under which we have agreed to reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement. In addition, we have entered into a services agreement with ALPS Fund Services, Inc. (“SS&C ALPS”), which we refer to as the “Services Agreement,” under which SS&C ALPS provides certain accounting and other administrative services to us. See “The Adviser and the Administrator — The Administrator and the Administration Agreement.”

Conflicts of Interest

Our executive officers and directors, and the Adviser and its officers and employees, including the Investment Team, have several conflicts of interest as a result of the other activities in which they engage. The Adviser is affiliated with other entities engaged in the financial services business. These other relationships may cause the Adviser’s and certain of its affiliates’ interests, and the interests of their officers and employees, including the Investment Team, to diverge from our interests and may result in conflicts of interest that may not be foreseen or resolved in a manner that is always or exclusively in our best interest. Our executive officers and directors, as well as other current and potential future affiliated persons, officers, and employees of the Adviser and certain of its affiliates, may serve as officers, directors, or principals of, or manage the accounts for, other entities with investment strategies that substantially or partially overlap with the strategy that we intend to pursue. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders. The Adviser and its affiliates have entered into, and may in the future enter into additional, business arrangements with certain of our stockholders. In such cases, such stockholders may have an incentive to vote shares held by them in a manner that takes such arrangements into account. As a result of these relationships and separate business activities, the Adviser has conflicts of interest in allocating management time, services, and functions among us, other advisory clients and other business activities. See “Conflicts of Interest.”

In order to address such conflicts of interest, we have adopted a code of ethics under Rule 17j-1 under the 1940 Act. Similarly, the Adviser has separately adopted the “Adviser Code of Ethics.” The Adviser Code of Ethics requires the officers and employees of the Adviser to act in the best interests of the Adviser and its client accounts (including us), act in good faith and in an ethical manner, avoid conflicts of interest with the client accounts to the extent reasonably possible, and identify and manage conflicts of interest to the extent that they arise. Personnel subject to each code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our directors and officers, and the officers and employees of the Adviser, are also required to comply with applicable provisions of the U.S. federal securities laws and make prompt reports to supervisory personnel of any actual or suspected violations of law.

Pursuant to the Adviser’s investment allocation policies and procedures, the Adviser seeks to allocate investment opportunities among accounts in a manner that is fair and equitable over time. There is no assurance that such opportunities will be allocated to any particular account equitably in the short term or that any such account, including us, will be able to participate in all investment opportunities that are suitable for it. See “Conflicts of Interest — Code of Ethics and Compliance Procedures.”

Co-Investment with Affiliates. In certain instances, we expect to co-invest on a concurrent basis with other accounts managed by certain of the Adviser’s affiliates, subject to compliance with applicable regulations and regulatory guidance and the Adviser’s written allocation procedures. We and the Adviser received exemptive relief from the SEC on May 15, 2024, to permit us and certain of our affiliates to participate in certain negotiated co-investments alongside other accounts managed by the Adviser, or certain of its affiliates, subject to certain conditions. A copy of the application for exemptive relief, including all of the conditions and the related order, is available on the SEC’s website at www.sec.gov.

Recent Developments

On April 30, 2025, the Company paid total distributions of $0.25 per share on its common stock. Additionally, on May 28, 2025, the Company declared three separate distributions of $0.25 per share on its common stock. The distributions are payable on each of July 31, 2025, August 29, 2025 and September 30, 2025 to holders of records as of July 15, 2025, August 15, 2025 and September 15, 2025, respectively.

On April 30, 2025, the Company paid total distributions of $0.16667 per share on its preferred stock. Additionally, on May 28, 2025, the Company declared three separate distributions of $0.16667 per share on its preferred stock. The distributions are payable on each of July 31, 2025, August 29, 2025 and September 30, 2025 to holders of record as of July 15, 2025, August 15, 2025 and September 15, 2025, respectively.

As of April 30, 2025, our estimated NAV per common share was $17.55, mainly driven by unrealized losses in the portfolio. On May 28, 2025, we declared third quarter 2025 monthly common stockholder distributions of $0.25 per share, which represented no change from our current distribution rate.

Summary Risk Factors

The value of our assets, as well as the market price of our securities, will fluctuate. Our investments should be considered risky, and you may lose all or part of your investment in us. Investors should consider their financial situation and needs, other investments, investment goals, investment experience, time horizons, liquidity needs, and risk tolerance before investing in our securities. An investment our securities may be speculative in that it involves a high degree of risk and should not be considered a complete investment program. We are designed primarily as a long-term investment vehicle, and our securities are not an appropriate investment for a short-term trading strategy. We can offer no assurance that returns, if any, on our investments will be commensurate with the risk of investment in us, nor can we provide any assurance that enough appropriate investments that meet our investment criteria will be available.

The following is a summary of certain principal risks of an investment in us. See “Risk Factors” for a more complete discussion of the risks of investing in our securities, including certain risks not summarized below.

●	Limited Prior Operating History. We were formed in May 2022 and commenced operations on June 13, 2024, and are therefore subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.

●	Key Personnel Risk. We are dependent upon the key personnel of the Adviser for our future success.

●	Conflicts of Interest Risk. Our executive officers and directors, and the Adviser and certain of its affiliates and their officers and employees, including the Investment Team, have several conflicts of interest as a result of the other activities in which they engage. See “Conflicts of Interest.”

●	Interest Rate Risk. The price of certain of our investments may be significantly affected by changes in interest rates. In the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses, which may adversely affect our cash flow, fair value of our assets and operating results.

●	Prepayment Risk. The assets underlying the CLO securities in which we intend to invest are subject to prepayment by the underlying corporate borrowers. In addition, the CLO securities and related investments in which we intend to invest are subject to prepayment risk. If we or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, our investment performance will be adversely impacted.

●

Benchmark Interest Rate Risk. The CLO debt securities in which we typically invest earn interest at, and obtain financing at, a floating rate, which has traditionally been based on the London Interbank Offered Rate (“LIBOR”). After June 30, 2023, all tenors of LIBOR have either ceased to be published or, in the case of 1-month, 3-month and 6-month U.S. dollar LIBOR settings, are no longer being published on a representative basis. As a result, the relevant credit markets have transitioned away from LIBOR to other benchmarks. The primary replacement rate for U.S. dollar LIBOR for loans and CLO debt securities is the Secured Overnight Financing Rate (“SOFR”), which measures the cost of overnight borrowings through repurchase agreement transactions collateralized by U.S. Treasury securities. As of January 1, 2022, all new issue CLO securities utilize SOFR as the LIBOR replacement rate. For CLOs issued prior to 2022, the use of LIBOR is being phased out as loan portfolios transition to utilizing the SOFR. As of the date hereof, certain legacy CLOs and senior secured loans have already transitioned to utilizing SOFR-based interest rates, but not all CLO debt securities have transitioned to such replacement rate. The ongoing risks associated with transitioning from LIBOR to term SOFR or an alternative benchmark rate may be difficult to assess or predict. To the extent that the rate utilized for senior secured loans held by a CLO differs from the rate utilized in calculating interest on the debt securities issued by the CLO, there is a basis risk between the two rates (e.g., SOFR or another benchmark rate or the 1-month term SOFR rate and the 3-month term SOFR rate). This means the CLO could experience an interest rate mismatch between its assets and liabilities, which could have an adverse impact on the cash flows distributed to CLO equity investors as well as our net investment income and portfolio returns until such mismatch is corrected or minimized, if at all, which would be expected to occur when both the underlying senior secured loans and the CLO securities utilize the same benchmark index rate. At this time, it is not possible to predict the full effects of the phasing out of LIBOR on U.S. senior secured loans, on CLO debt securities, and on the underlying assets of the specific CLOs in which we intend to invest.

●	Liquidity Risk. The market for CLO securities is more limited than the market for certain other credit-related investments. As such, we may not be able to sell investments in CLO securities quickly, or at all. If we are able to sell such investments, the prices we receive may not reflect our assessment of their fair value or the amount paid for such investments by us.

●	Incentive Fee Risk. Our incentive fee structure and the formula for calculating the incentive fee payable to the Adviser may incentivize the Adviser to pursue speculative investments and use leverage in a manner that adversely impacts our performance. In view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, the Adviser could potentially receive a significant portion of the increase in our investment income attributable to a general increase in interest rates.

●	Subordinated Securities. CLO equity and junior debt securities that we may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to greater risk of default relative to the holders of senior priority interests in the same CLO based on the structural subordination of the tranches of CLO securities.

●	High-Yield Investment Risk. The CLO equity securities that we intend to acquire are typically unrated and are therefore considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans held as collateral by CLOs are also typically higher-yield, sub-investment grade investments. Investing in CLO equity and junior debt securities and other high-yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact our performance.

●	Risks of Investing in CLOs and Other Structured Finance Securities. CLOs and other structured finance securities are generally backed by pools of loans and other credit assets as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate, and prepayment risks. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which may increase the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments or limit the ability of an investor to enforce its rights and pursue remedies. There is also a risk that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO.

●	Leverage Risk. The use of leverage, whether directly through borrowing by us or indirectly through investments such as CLO equity securities that also involve leverage, may magnify our risk of loss. CLO equity and junior debt securities are very highly leveraged (with CLO equity securities typically being leveraged nine to 13 times), and therefore the CLO securities that we intend to invest in are subject to a higher degree of loss since the use of leverage magnifies losses.

●	Credit Risk. If CLO securities that we invest in, an underlying loan owned by any such CLO, or any other credit investment in our portfolio declines in price or the obligor fails to pay principal, interest or other return when due because the issuer or debtor, as the case may be, experiences a decline in its financial performance or has other credit related issues, our income, NAV, and/or market price would be adversely impacted.

●	Fair Valuation of Our Portfolio Investments. Generally, there is a more limited public market for the CLO investments we target. As a result, we value these securities at least quarterly, or more frequently as may be required from time to time, at fair value. Our determinations of the fair value of our investments have a material impact on our net earnings through the recording of unrealized appreciation or depreciation of investments and may cause our NAV on a given date to understate or overstate, possibly materially, the value that we may ultimately realize on one or more of our investments.

●	Limited Investment Opportunities Risk. The market for CLO securities is more limited than the market for other credit-related investments. We can offer no assurances that sufficient investment opportunities for our capital will be available.

●	Non-Diversification Risk. We are a non-diversified investment company under the 1940 Act and may hold a narrower range of investments than a diversified fund under the 1940 Act.

●	Market and Recessionary Risk. Political, regulatory, economic and social developments, and developments in the United States and globally, that impact specific economic sectors, industries, or segments of the market can affect the value of our investments. A disruption or downturn in the capital markets and the credit markets could impair our ability to raise capital, reduce the availability of suitable investment opportunities for us, or adversely and materially affect the value of our investments, any of which would negatively affect our business.

●	Loan Accumulation Facilities Risk. We may invest in loan accumulation facilities, which are short to medium term debt facilities, often provided by the bank that will serve as placement agent or arranger on a CLO transaction, which acquire loans on an interim basis that are expected to form part of the portfolio of a future CLO. Investments in loan accumulation facilities have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, we may be responsible for either holding or disposing of the loans. This could expose us primarily to credit and/or mark-to-market losses, and other risks.

●	Currency Risk. Although we intend to primarily make investments denominated in U.S. dollars, we may make investments denominated in other currencies. Our investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar.

●	Hedging Risk. Hedging transactions seeking to reduce risks may result in poorer overall performance than if we had not engaged in such hedging transactions, and they may also not properly hedge our risks.

●	Reinvestment Risk. CLOs typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired (for example, during periods of loan compression or as may be required to satisfy a CLO’s covenants) or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of our assets and the market value of our securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that we will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

●	Refinancing Risk. If we incur debt financing and subsequently refinance such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If we fail to extend, refinance, or replace such debt financings prior to their maturity on commercially reasonable terms or at all, our liquidity will be lower than it would have been with the benefit of such financings, which would limit our ability to grow.

●	Tax Risk. If we fail to maintain our qualification for tax treatment as a RIC under Subchapter M of the Code for any reason, or become subject to corporate income tax, the resulting taxes could substantially reduce our net assets, as well as the amount of income available for distributions, and the amount of such distributions, to our common stockholders and for payments to the holders of our other equity securities or obligations.

●	Derivatives Risk. Derivative instruments in which we may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by other instruments. The primary risks related to Derivative Transactions include counterparty, correlation, liquidity, leverage, volatility, and OTC trading risks. In addition, a small investment in derivatives could potentially have a large impact on our performance, imposing a form of investment leverage on our portfolio. In certain types of Derivative Transactions, we could lose the entire amount of our investment; in other types of Derivative Transactions, the potential loss is theoretically unlimited.

●	Counterparty Risk. We may be exposed to counterparty risk, which could make it difficult for us or the CLOs in which we invest to collect on obligations, thereby resulting in potentially significant losses.

●	Global Economy Risk. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region, or financial market.

●	Issuance of Additional Securities Risk. The sale of the shares of common stock issued pursuant to other offerings, or the perception that such sales may occur, could cause the price of our common stock to fall. Shares of our common stock sold pursuant to other offerings will share voting power with our existing shares of common stock. Accordingly, such sales will result in dilution of our current stockholders’ voting power with respect to matters on which our stockholders are entitled to vote. In addition, the issuance of debt or preferred equity securities can increase our leverage and create capital in the system that will have rights or preferences that are senior to those of our common stock. This may adversely affect the value of our common stock, as holders of debt or preferred equity may be entitled to priority payments or liquidation preferences, further diluting the interests of our common stockholders.

●	Price Risk. Investors who buy shares at different times will likely pay different prices.

Registration of Resale Shares

This prospectus relates in part to the offer and resale, from time to time, of up to 5,297,083 shares of our common stock by the selling stockholder identified under “Selling Stockholder.” We and AG Asset Strategies LLC (“AGAS”) have entered into a registration rights agreement, dated June 13, 2024 (the “Registration Rights Agreement”), pursuant to which we agreed to register the resale of the shares of the selling stockholder covered by this prospectus.

Our Corporate Information

Our offices are located at 375 Park Avenue, 34th Floor, New York, NY 10152, and our telephone number is (212) 895-2293.

SUMMARY OF OFFERING

We may offer, from time to time, in one or more offerings or series, together or separately, up to $300,000,000 of our common stock, preferred stock, subscription rights or debt securities, which we refer to, collectively, as the “securities.” In addition, this prospectus relates to the offer and resale, from time to time, of up to 5,297,083 shares of our common stock, which represents approximately 26.13% of our issued and outstanding common stock as of June 1, 2025, by the selling stockholder identified under “Selling Stockholder.” We or the selling stockholder may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the event we offer common stock, the offering price per share of our common stock exclusive of any underwriting commissions or discounts will not be less than the net asset value, or “NAV,” per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders, (3) upon the conversion of a convertible security in accordance with its terms or (4) under such circumstances as the Securities and Exchange Commission, or the “SEC,” may permit. Set forth below is additional information regarding offerings of our securities:

Use of Proceeds	We intend to use the proceeds from the sale of our securities by us pursuant to this prospectus to acquire investments in accordance with our investment objectives and strategies described in this prospectus, to make distributions to our stockholders and for general working capital purposes. In addition, we may also use all or a portion of the net proceeds from the sale of our securities by us to repay any Preferred Stock or outstanding indebtedness at the time of the offering, including any borrowings from the CIBC Credit Facility. We will not receive any proceeds from the resale of shares of common stock included in this prospectus by the selling stockholder. See “Use of Proceeds.”

Listing	Our common stock is traded on the NYSE under the symbol “SPMC”. The Series A Preferred Shares are traded on the NYSE under the ticker symbol “SPMA”. [The Series B Preferred Shares are traded on the NYSE under the ticker symbol “SPME”.]

Leverage

We may use leverage as and to the extent permitted by the 1940 Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. See “Prospectus Summary - Financing and Hedging Strategy - Leverage by the Company” in this prospectus. We expect that we will, or that we may need to, raise additional capital in the future to fund our continued growth, and we may do so by drawing on the CIBC Credit Facility, entering into another credit facility, issuing additional preferred stock or debt securities or through other leveraging instruments.

Certain instruments that create leverage are considered to be senior securities under the 1940 Act. With respect to senior securities that are stocks (i.e., shares of preferred stock), we are required to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock.

With respect to senior securities representing indebtedness (i.e., borrowings or deemed borrowings), other than temporary borrowings as defined under the 1940 Act, we are required to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness.

U.S. Federal Income Taxes

We have elected to be treated and intend to qualify annually thereafter for U.S. federal income tax purposes as a RIC, beginning with our tax year ended September 30, 2024.

As a RIC, we generally are not required to pay U.S. federal income taxes on any ordinary income or capital gains that we receive from our portfolio investments and distribute to holders of our common stock. To qualify as a RIC and maintain our RIC status, we must meet specific source-of-income and asset diversification requirements and distribute in each of our taxable years at least 90% of the sum of our investment company taxable income and net tax-exempt interest, if any, to holders of our common stock. If, in any year, we fail to qualify as a RIC under U.S. federal income tax laws, we would be taxed as an ordinary corporation. In such circumstances, we could be required to recognize unrealized gains, pay substantial taxes, and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. Prospective investors are urged to consult their own tax advisors regarding the tax implications associated with acquiring, holding and disposing of an investment in shares of our common stock in light of their personal investment circumstances. See “U.S. Federal Income Tax Matters.”

Risk Factors	Investing in our securities involves risks. You should carefully consider the information set forth under the caption “Risk Factors” in this prospectus before deciding to invest in our securities.

Available Information	We are required to file periodic reports, proxy statements and other information with the SEC. This information is available on the SEC’s website at www.sec.gov. This information is available free of charge on our website, at www.soundpointmeridiancap.com, or by writing us at Sound Point Meridian Capital, Inc., 375 Park Avenue, 34th Floor, New York, NY 10152, Attention: Investor Relations, or by telephone at (212) 895-2293.

FINANCIAL HIGHLIGHTS

Information about the Company’s financial highlights is incorporated by reference herein from our amended annual report on Form N-CSR/A for the period from June 13, 2024 (commencement of operations) to March 31, 2025, filed with the SEC on June 24, 2025.

FEES AND EXPENSES

Information about the Company’s fees and expenses may be found in the “Fees and Expenses” section of the Company’s most recent Annual Report on Form N-CSR/A, filed with the SEC on June 24, 2025, for the period from June 13, 2024 (commencement of operations) to March 31, 2025, which is incorporated by reference herein.

RISK FACTORS

Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition, and results of operations could be materially adversely affected. In such case, our NAV and the trading price of our securities could decline, and you may lose all or part of your investment.

Risks Related to Our Investments

Our investments in CLO securities and other structured finance securities involve certain risks related to subordination, credit, market, payment, prepayment and liquidity risks.

Our investments consist primarily of CLO securities, and we may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit assets in the case of a CLO) that serve as collateral for the repayment of such securities. Structured finance investors bear the credit risk of the underlying collateral. CLOs are generally issued in multiple tranches, including senior, mezzanine, and subordinated/equity tranches, offering investors various maturity and credit risk characteristics according to their degree of risk. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches are generally protected at the risk and expense of more junior tranches. The focus of our investment strategy is expected to be on more junior debt and equity tranches of CLO capital structures and will be subject to greater risk as a result of such tranching and subordination.

CLO and other structured finance securities involve risks similar to other types of debt obligations, but those risks may be further increased due to the leveraged nature of these securities. For example, investments in subordinated structured securities, including equity and junior debt securities issued by CLOs, involve credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations.

In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or principal payments in full or on a timely basis; (2) the risk that the collateral may decline in value or default; (3) the fact that our investments in CLO equity and mezzanine debt tranches are expected to be subordinate in right of payment to other senior classes of CLO debt and may be subject to deferral of interest payments during periods in which the CLO has inadequate cashflow to make all required payments in priority to the mezzanine CLO securities; and (4) the risk that the complex structure of the investments may result in disputes with the issuer, other investors or stakeholders, or may result in unexpected investment results, particularly during periods of market stress or volatility. Structured investments, particularly the subordinated interests in which we invest, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs. In addition, CLOs and other structured finance securities may be subject to prepayment risk. The performance of a CLO or other structured finance security may be adversely affected by a variety of factors, including the security’s priority in the capital structure of the issuer, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying collateral, the structural insulation (including bankruptcy remoteness) of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral, and the capability of the servicer in maximizing the value of the securitized assets. There may also be risks that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. Investments in structured finance securities may also be subject to liquidity risk.

Investing in senior secured loans directly or indirectly through CLO securities involves particular risks related to performance, transfer restrictions, trading requirements and operational risks.

Investing in CLOs results in exposure to underlying senior secured loans, but we may also have such exposure directly or indirectly through other means from time to time. Such loans may become nonperforming or impaired for a variety of reasons and may require substantial workout negotiations or restructuring that may entail a substantial reduction in the interest rate and/or a substantial write down of the principal of the loan. Loans may not be purchased or sold as easily as publicly traded securities, and, historically, the trading volume in the loan market has been small relative to other markets. Trading delays may occur, and transfers often require the consent of an agent bank and/or the borrowers. Additional risks associated with senior secured loans include the fact that prepayments generally may occur at any time without premium or penalty.

The portfolios of certain CLOs in which we invest may contain middle market loans. Loans to middle market companies may carry more inherent risks than loans to larger, publicly traded entities. These companies generally have more limited access to capital and higher funding costs, may be in a weaker financial position, may need more capital to expand or compete, and may be unable to obtain financing from public capital markets or from traditional sources, such as commercial banks. Middle market companies typically have narrower product lines and smaller market shares than large companies in similar markets. Therefore, they tend to be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies may also experience substantial variations in operating results. The success of a middle market business may also depend on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on the obligor. Middle market loans are less liquid and have a smaller trading market than the market for broadly syndicated loans and may have default rates or recovery rates that differ (and may be better or worse) from broadly syndicated loans or investment grade securities. There can be no assurance as to the levels of defaults and/or recoveries that may be experienced with respect to middle market loans in any CLO in which we may invest. As a consequence of the foregoing factors, the securities issued by CLOs that primarily invest in middle market loans (or hold significant portions thereof) are generally considered to be a riskier investment than securities issued by CLOs that primarily invest in broadly syndicated loans.

Mezzanine CLO securities are subject to re-pricing.

If interest rates on investments similar to a CLO’s secured notes fall below the prevailing levels at the time of issuance of those secured notes, the holders of CLO equity may have the right to cause a re-pricing of one or more classes of the secured notes, which will result in the interest rate payable with respect to each re-priced class to be reduced. Any mezzanine CLO securities in which we invest that are re-priced will be redeemed if we elect not to participate in the re-pricing, and such redemption may be at a time when other investments bearing the same rate of interest may be more difficult or expensive to acquire. A re-pricing may also result in a shorter investment than a holder of secured notes may have initially anticipated. Holders subject to a re-pricing may recognize taxable income to the extent of the excess of any distributions made on their secured notes during the taxable year in which the re-pricing occurs and may recognize short-term capital gain or loss if they sell, exchange, retire, or otherwise dispose of their notes within one year after the re-pricing, even if such gain or loss otherwise would have been long-term capital gain or loss.

Our exposure to covenant-lite loans creates increased risk of loss.

Covenant-lite loans are loans that possess few or no financial maintenance and reporting covenants intended to protect lenders. Covenant-lite loans may comprise a significant portion of the senior secured loans underlying the CLOs in which we invest. Over the past decade, the senior secured loans that are also covenant-lite loans have become a significant majority of the market. Covenant-lite loans are subject to the risks associated with investments in other types of loans, as discussed herein. Generally, covenant-lite loans allow the borrowers more freedom to operate because their covenants are incurrence-based, which means they are only tested, and therefore can only be breached, at the time of a proposed affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent that the CLOs that we invest in hold covenant-lite loans, our CLOs may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in loans with financial maintenance covenants.

Our investments in the primary CLO market involve certain risks related to the period of time during which the CLO acquires assets.

Between the pricing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations (primarily loans) for the CLO. During this period, which typically lasts for approximately three to six months, the price and availability of these collateral obligations may be adversely affected by market factors, including price volatility, interest rate movements and the availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the target initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of distributions on the CLO equity securities and the timing and amount of interest or principal payments received by holders of the CLO debt securities and could result in early redemptions, which may cause CLO equity and debt investors to suffer losses on their investment.

Our portfolio of investments may lack diversification among CLO securities, which may subject us to a risk of significant loss if these correlated CLO securities experience a high level of defaults on collateral.

Our portfolio may be comprised of investments in a limited number of CLO securities. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code and the concentration limits generally applicable to CLOs, we will not have fixed guidelines for diversification or any limitations on our ability to invest in any one CLO, and our investments may be concentrated in relatively few CLO securities. As our portfolio may be less diversified than the portfolios of some larger funds, we are more susceptible to negative investment results if one or more of the CLOs in which we are invested experiences a high level of defaults on its collateral. Similarly, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. We may also invest in multiple CLOs managed by the same CLO collateral manager, thereby increasing our risk of loss in the event the CLO collateral manager was to fail, experience the loss of key portfolio management employees or sell its business.

Failure to maintain diversification of underlying obligors across the CLOs in which we invest would make us more vulnerable to defaults.

Even if we maintain diversification across different CLO issuers, we may still be subject to concentration risk since CLO portfolios tend to have overlap across underlying obligors. This trend is generally exacerbated when demand for bank loans by CLO issuers outpaces supply. Market analysts have noted that the overlap of obligor names among CLO issuers has increased recently, and is particularly evident across CLOs originated at or around the same time, as well as with CLOs managed by the same asset manager. To the extent we invest in CLOs that have a high percentage of overlap, this may increase the relative concentration of underlying loans and the possibility of defaults on our CLO investments occurring at the same time.

Our portfolio is focused on CLO securities, and the CLO securities in which we invest may hold loans that are concentrated in a limited number of industries.

Our portfolio is focused primarily on securities issued by CLOs and related investments, and the CLOs in which we invest may hold loans that are concentrated in a relatively limited number of industries. As a result, a downturn in any particular industry in which our CLO investments are concentrated could significantly impact the aggregate returns we realize.

Certain collateral quality test failures in our CLO investments may result in diversion of CLO payments and harm our operating results.

Because we expect to hold CLO investments that are subordinated in the capital structure, we expect our investments to be impacted if the CLOs fail to maintain certain financial thresholds related to overcollateralization and/or interest coverage tests. CLO indentures typically do not allow full par credit for assets rated “CCC+” or lower (or their equivalent) in excess of applicable limits for purposes of calculating of the CLO’s overcollateralization tests. As a result, negative rating migration of underlying loans could cause a CLO to be out of compliance with its overcollateralization tests. In the event that a CLO fails these collateral quality tests or otherwise defaults, holders of CLO senior debt may be entitled to payments that would, in turn, reduce or terminate the payments we, as holder of equity and junior debt tranches, would otherwise be entitled to receive from periodic distributions. Separately, we may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment we may make. If any of these occur, it could materially and adversely affect our operating results, NAV and cashflows.

Our investments in CLOs and other investment vehicles result in additional expenses to us.

We invest in CLO securities and may invest, to the extent permitted by law, in the securities and other instruments of other investment companies, including private funds, and, to the extent we so invest, will bear our ratable share of a CLO’s or any such investment vehicle’s expenses, including management and performance fees. In addition to the management and performance fees related to our investments in CLOs, we will also remain obligated to pay management and incentive fees to the Adviser with respect to the assets invested in the securities and other instruments of other investment vehicles, including CLOs. With respect to each of these investments, each holder of our equity securities, including our common stock, the Series A Preferred Shares and the Series B Preferred Shares, bears his or her share of the management and incentive fee of the Adviser, as well as indirectly bearing the management and performance fees charged by the underlying advisor and other expenses of any investment vehicles in which we invest.

In the course of our investing activities, we will pay management and incentive fees to the Adviser and reimburse the Adviser for certain expenses it incurs. As a result, investors in our securities invest on a “gross” basis and receive distributions on a “net” basis after expenses, potentially resulting in a lower rate of return than an investor might achieve through direct investments.

Investors will bear indirectly the fees and expenses of the CLO equity securities in which we invest.

Investors will bear indirectly the fees and expenses (including management fees and other operating expenses) of the CLO equity securities in which we invest. CLO collateral manager fees are charged on the total assets of a CLO but are assumed to be paid from the residual cashflows after interest payments to the CLO senior debt tranches. Therefore, these CLO collateral manager fees (which generally range from 0.35% to 0.50% of a CLO’s total assets) are effectively much higher when allocated only to the CLO equity tranche. The calculation does not include any other operating expense ratios of the CLOs, as these amounts are not routinely reported to stockholders on a basis consistent with this methodology; however, we estimate that additional operating expenses of 0.04% to 0.07% of a CLO’s assets could be incurred. In addition, CLO collateral managers may earn fees based on a percentage of the CLO’s equity cashflows after the CLO equity has earned a positive internal rate of return of its capital and achieved a specified “hurdle” rate.

Our investments in CLO securities may be less transparent to us and our stockholders than direct investments in the collateral.

Investors in CLOs and other related investments generally have access to less information regarding the collateral held by such CLOs and other vehicles than investors directly holding the debt of the underlying obligors. As a result, our stockholders will not know the details of the collateral of the CLOs in which we invest and will not receive the reports issued by the CLOs. In addition, none of the information contained in certain periodic reports nor any other financial information furnished to us as an investor in a CLO is audited and reported upon, nor is an opinion expressed, by an independent public accountant.

CLO investments involve complex documentation and accounting considerations.

CLOs and other structured finance securities in which we intend to invest are often governed by a complex series of legal documents and contracts. As a result, the risk of dispute over interpretation or enforceability of the documentation may be higher relative to other types of investments and enforcement of rights or remedies may be more limited than in bilateral agreements between borrowers and lenders.

The accounting and tax implications of the CLO investments that we intend to make are complicated. In particular, reported earnings from CLO equity securities are recorded under U.S. generally accepted accounting principles, or “GAAP,” based upon an effective yield calculation. Current taxable earnings on certain of these investments, however, will generally not be determinable until after the end of the fiscal year of each individual CLO that ends within our fiscal year, even though the investments are generating cashflow throughout the fiscal year. The tax treatment of certain of these investments may result in higher distributable earnings in the early years and a capital loss at maturity, while for reporting purposes the totality of cashflows is reflected in a constant yield to maturity.

We are dependent on the collateral managers of the CLOs in which we invest, and those CLOs are generally not registered as investment companies under the 1940 Act.

We rely on CLO collateral managers to administer and review the portfolios of collateral they manage. Many CLO collateral managers are registered as investment advisers with the SEC, but may not be required to be so registered. The actions of the CLO collateral managers may significantly affect the return on our investments; however, we, as investors of the CLO, typically do not have any direct contractual relationship with the collateral managers of the CLOs in which we invest. The ability or obligation of each CLO collateral manager to identify and report on issues affecting its portfolio on a timely basis could also affect the return on our investments, as we may not be provided with information on a timely basis in order to take appropriate measures to manage our risks. We will also rely on CLO collateral managers to act in the best interests of a CLO it manages; however, such CLO collateral managers are subject to fiduciary duties owed to all classes of securities; therefore, there can be no assurance that the collateral managers will always act in the best interest of our investments. If any CLO collateral manager were to act in a manner that was not in the best interest of the CLOs (e.g., acting with gross negligence, with reckless disregard or in bad faith) or not be required to act in the best interests of our investment, the overall performance of our investments could be adversely impacted. Furthermore, since the underlying CLO issuer often provides an indemnity to its CLO collateral manager, we may not be incentivized to pursue actions against the collateral manager since any such action, if successful, may ultimately be borne by the underlying CLO issuer and payable from its assets, which could create losses to us as investors in the CLO. In addition, liabilities incurred by the CLO collateral manger to third parties may be borne by us as investors in CLO equity to the extent the CLO is required to indemnify its collateral manager for such liabilities.

In addition, the CLOs in which we invest are generally not registered as investment companies under the 1940 Act. As investors in these CLOs, we are not afforded the protections that stockholders in an investment company registered under the 1940 Act would have.

The collateral managers of the CLOs in which we intend to invest may not continue to manage such CLOs.

Given that we intend to invest in CLO securities issued by CLOs that are managed by unaffiliated collateral managers, we are dependent on the skill and expertise of such managers. As discussed under “Business — Investment Process,” we believe the Adviser’s ability to analyze and vet potential CLO collateral managers differentiates our approach to investing in CLO securities. However, there is no guarantee that, for any CLO we invest in, the collateral manager in place when we invest in such CLO securities will continue to manage such CLO through the life of our investment. Collateral managers may be subject to removal or replacement by other holders of CLO securities without our consent, and may also voluntarily resign as collateral manager or assign their role as collateral manager to another entity. There can be no assurance that any removal, replacement, resignation or assignment of any particular CLO collateral manager’s role will not adversely affect the returns on the CLO securities in which we intend to invest.

Our investments in CLO securities may be subject to special anti-deferral provisions that could result in us incurring tax or recognizing income prior to receiving cash distributions related to such income.

Some or all of the CLOs in which we invest may constitute “passive foreign investment companies,” or “PFICs.” If we acquire interests treated as equity for U.S. federal income tax purposes in PFICs (including equity tranche investments and certain debt tranche investments in CLOs that are PFICs), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require us to recognize our share of the PFIC’s income for each tax year regardless of whether we receive any distributions from such PFIC. We must nonetheless distribute such income to maintain our status as a RIC. The Internal Revenue Service, or the “IRS,” issued final regulations that generally treat our income inclusion with respect to a PFIC with respect to which we have made a qualified electing fund, or “QEF,” election as qualifying income for purposes of determining our ability to be subject to tax as a RIC if (i) there is a current distribution out of the earnings and profits of the PFIC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to our business of investing in stock, securities, or currencies. As such, we may be restricted in our ability to make QEF elections with respect to our holdings in issuers that could be treated as PFICs in order to ensure our continued qualification as a RIC and/or maximize our after-tax return from these investments.

If we hold 10% or more of the interests treated as equity (by vote or value) for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation, or “CFC” (including equity tranche investments and certain debt tranche investments in a CLO treated as a CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If we are required to include such deemed distributions from a CFC in our income, we will be required to distribute such income to maintain our RIC status regardless of whether or not the CFC makes an actual distribution during such tax year. Applicable Treasury Regulations generally treat our income inclusion with respect to a CFC as qualifying income for purposes of determining our ability to be subject to tax as a RIC either if (i) there is a distribution out of the earnings and profits of the CFC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to our business of investing in stock, securities, or currencies.

If we are required to include amounts from CLO securities in income prior to receiving the cash distributions representing such income, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, or forego new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

If a CLO in which we invest is treated as engaged in a U.S. trade or business for U.S. federal income tax purposes, such CLO could be subject to U.S. federal income tax on a net basis, which could affect our operating results and cash flows.

Each CLO in which we invest will generally operate pursuant to investment guidelines intended to ensure the CLO is not treated as engaged in a U.S. trade or business for U.S. federal income tax purposes. Each CLO will generally receive an opinion of counsel, subject to certain assumptions (including compliance with the investment guidelines) and limitations, that the CLO will not be engaged in a U.S. trade or business for U.S. federal income tax purposes. If a CLO fails to comply with the investment guidelines or the IRS otherwise successfully asserts that the CLO should be treated as engaged in a U.S. trade or business for U.S. federal income tax purposes, such CLO could be subject to U.S. federal income tax on a net basis, which could reduce the amount available to distribute to junior debt and equity holders in such CLO, including us.

If a CLO in which we invest fails to comply with certain U.S. tax disclosure requirements, such CLO may be subject to withholding requirements that could materially and adversely affect our operating results and cashflows.

The U.S. Foreign Account Tax Compliance Act provisions of the Code, or “FATCA,” imposes a withholding tax of 30% on U.S. source periodic payments, including interest and dividends to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its U.S. account holders and its U.S. owners. Most CLOs in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which we invest fails to properly comply with these reporting requirements, it could reduce the amount available to distribute to junior debt and equity holders in such CLO, which could materially and adversely affect the fair value of the CLO’s securities, our operating results, and cashflows.

Increased competition in the market or a decrease in new CLO issuances may result in increased price volatility or a shortage of investment opportunities.

In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to make investments in CLO securities, even though the overall size of this market is relatively limited. While we cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to their risk. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.

In addition, the volume of new CLO issuances and CLO refinancings varies over time as a result of a variety of factors, including changes in interest rates, regulatory changes and other market forces. As a result of increased competition and uncertainty regarding the volume of new CLO issuances and CLO refinancings, we can offer no assurances that we will deploy all of our capital in a timely manner or at all. Prospective investors should understand that we may compete with other investment vehicles, as well as investment and commercial banking firms, which have substantially greater resources, in terms of financial wherewithal and research staffs, than may be available to us.

We may be subject to risks associated with any wholly owned subsidiaries.

We may in the future invest indirectly through one or more wholly owned subsidiaries. A subsidiary includes entities that engage in investment activities in securities or other assets that are primarily controlled by us. We intend to comply with the provisions of Section 8 of the 1940 Act governing investment policies on an aggregate basis with any subsidiaries. We also intend to comply with the provisions of Section 18 of the 1940 Act governing capital structure and leverage on an aggregate basis with any subsidiaries, including such that we will treat a subsidiary’s debt as our own for purposes of Section 18. Any subsidiary will comply with the provisions of the 1940 Act relating to affiliated transactions and custody. Any wholly owned subsidiary would not be separately registered under the 1940 Act and would not be subject to all the investor protections and substantive regulation of the 1940 Act, although any subsidiary will be managed pursuant to our applicable 1940 Act compliance policies and procedures. In addition, changes in the laws of the jurisdiction of formation of any wholly owned subsidiary could result in the inability of such subsidiary to operate as anticipated.

We and our investments are subject to interest rate risk.

Since we may incur leverage (including through the CIBC Credit Facility, other credit facilities, preferred stock, including the Series A Preferred Shares and the Series B Preferred Shares, and/or debt securities) to make investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds.

In a rising interest rate environment, any leverage that we incur may bear a higher interest rate than our current leverage. There may not, however, be a corresponding increase in our investment income. Any reduction in the rate of return on new investments relative to the rate of return on our current investments, and any reduction in the rate of return on our current investments, could adversely impact our net investment income, reducing our ability to service the interest obligations on, and to repay the principal of, our indebtedness, as well as our capacity to pay distributions to our stockholders. See “— Interest Rate Floor Risk.”

The fair value of certain of our investments may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, our investments in senior secured loans through investments in junior debt and equity tranches of CLOs are sensitive to interest rate levels and volatility. For example, because CLO debt securities are floating rate securities, a reduction in interest rates would generally result in a reduction in the coupon payment and cashflow we receive on our CLO debt investments. Further, although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be a difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch in timing could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. In the event that our interest expense was to increase relative to income, or sufficient financing became unavailable, our return on investments and cash available for distribution to stockholders or to make other payments on our securities would be reduced. In addition, future investments in different types of instruments may carry a greater exposure to interest rate risk.

Interest Rate Floor Risk. Because CLOs generally issue debt on a floating rate basis, an increase in the applicable interest rate index (which is generally expected to be term SOFR) will increase the financing costs of CLOs. Many of the senior secured loans held by these CLOs have interest rate floors such that, when the applicable interest rate index is below the stated interest rate floor, the stated floor (rather than index rate itself) is used to determine the interest payable under the loans. Therefore, if the applicable interest rate index increases but stays below the average floor rate of the senior secured loans held by a CLO, there would not be a corresponding increase in the investment income of such CLOs. The combination of increased financing costs without a corresponding increase in investment income in such a scenario could result in the CLO not having adequate cash to make interest or other payments on the securities which we hold.

Interest Index Risk. The CLO equity and debt securities in which we invest earn interest at, and CLOs in which we typically invest earn interest at, and obtain financing at, a floating rate, which has traditionally been based on LIBOR. After June 30, 2023, all tenors of LIBOR have either ceased to be published or, in the case of 1-month, 3-month and 6-month U.S. dollar LIBOR settings, are no longer being published on a representative basis. As a result, the relevant credit markets have transitioned away from LIBOR to other benchmarks. The primary replacement rate for U.S. dollar LIBOR for loans and CLO debt securities is SOFR, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized by U.S. Treasury securities. As of January 1, 2022, all new issue CLO securities utilize SOFR as the LIBOR replacement rate.

We will invest in CLOs issued prior to 2022 through the secondary market that may be in the process of transitioning their debt securities or underlying assets away from LIBOR. The ongoing transition away from LIBOR to alternative reference rates is complex and could have a material adverse effect on our business, financial condition and results of operations, including as a result of any changes in the pricing of our investments, changes to the documentation for certain of our investments and the pace of such changes, disputes and other actions regarding the interpretation of current and prospective loan documentation or modifications to processes and systems. To the extent that the replacement rate utilized for senior secured loans held by a CLO differs from the rate utilized by the CLO itself, there is a basis risk between the two rates (e.g., SOFR, BSBY or other available rates, which could include the prime rate or the Federal funds rate). This means the CLO could experience an interest rate mismatch between its assets and liabilities, which could have an adverse impact on the cash flows distributed to CLO equity investors as well as our net investment income and portfolio returns until such mismatch is corrected or minimized, which would be expected to occur to the extent that both the underlying senior secured loans and the CLO securities utilize the same rate.

As of the date hereof, certain legacy CLOs and senior secured loans have already transitioned to utilizing SOFR-based interest rates, whereas not all CLO debt securities have transitioned to such replacement rate. In this period, the CLOs in which we invest may need to renegotiate underlying portfolio company credit agreements extending beyond the discontinuance of LIBOR.

Potential Effects of Alternative Reference Rates. At this time, it is not possible to predict the effect of the United Kingdom Financial Conduct Authority announcement or other regulatory changes or announcements, the establishment of SOFR, SONIA or any other alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, in the U.S., or elsewhere. If no replacement conventions develop, it is uncertain what effect broadly divergent interest rate calculation methodologies in the markets will have on the price and liquidity of CLO securities and the ability of the collateral manager to effectively mitigate interest rate risks. As such, the potential effect of any such event on our net investment income cannot yet be determined.

Basis Mismatch. Many underlying corporate borrowers can elect to pay interest based on 1-month term SOFR, 3-month term SOFR and/or other rates in respect of the loans held by CLOs in which we invest, in each case plus an applicable spread, whereas CLOs generally pay interest to holders of the CLO’s debt tranches based on 3-month term SOFR plus a spread. The 3-month term SOFR rate currently exceeds the 1-month term SOFR rate, which may result in many underlying corporate borrowers electing to pay interest based on the 1-month term SOFR rate, to the extent that they are entitled to so elect. This mismatch in the rate at which CLOs earn interest and the rate at which they pay interest on their debt securities negatively impacts the cash flows on a CLO’s equity tranche, which may in turn adversely affect our cash flows and results of operations. Unless spreads are adjusted to account for these mismatches, the negative impacts may worsen to the extent the difference between the 3-month term SOFR rate exceeds the 1-month term SOFR rate increases.

Changing Interest Rate Environment. Changes in interest rates (or the expectation of such changes) may adversely affect the CLO securities that we invest in or increase risks associated with such investments. In 2022 and 2023, the U.S. Federal Reserve increased certain interest rates as part of its efforts to combat rising inflation, and in 2024, it began to lower those rates. The senior secured loans underlying the CLOs in which we invest typically have floating interest rates. Instruments with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs in which we invest. In addition, increasing interest rates may lead to higher prepayment rates, as corporate borrowers look to avoid escalating interest payments or refinance floating rate loans. Further, a general rise in interest rates will increase the financing costs of the CLOs, and the timing of increases in rates on the CLO debt may occur more quickly than increases on the underlying loan collateral. Conversely, in a decreasing interest rate environment, these instruments will generally not increase in value and our investment in instruments with floating interest rates may prevent us from taking full advantage of decreasing interest rates in a timely manner. In addition, the income received from such instruments will likely be adversely affected by a decrease in interest rates. In addition, since many of the senior secured loans held by the CLOs have interest rate floors, if the applicable benchmark interest rate is below the applicable interest rate floor, there may not be corresponding increases in investment income, which could result in the CLO not having adequate cash to make interest or other payments on the securities which we hold.

Our investments are subject to credit risk.

If CLO securities that we invest in, an underlying loan owned by any such CLO, or any other credit investment in our portfolio declines in price or the obligor fails to pay principal, interest or other return when due because the issuer or debtor, as the case may be, experiences a decline in its financial performance or has other credit related issues, our income and NAV may be adversely impacted. With respect to our investments in CLO securities and secured credit investments, there can be no assurance that liquidation of collateral would satisfy the issuer’s or obligor’s debt obligation in the event of non-payment of scheduled dividend, interest, or principal, or that such collateral could be readily liquidated or liquidated for expected fair market value. In the event of bankruptcy of an issuer or obligor, we could experience delays or limitations with respect to our ability to realize the benefits of any collateral securing a CLO security or other credit investment. To the extent that the credit rating assigned to a security in our portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO in which we invest triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, typically at the discretion of senior investors, which could result in full loss of value to the CLO junior debt and equity investors. CLO equity tranches are structured to be the first tranche to suffer a loss, which may be a complete loss, in these circumstances.

Our investments are subject to prepayment risk.

Although the Adviser’s valuations and projections take into account certain expected levels of prepayments, the collateral of a CLO may be prepaid more quickly than expected. Prepayment rates are influenced by changes in interest rates and a variety of macroeconomic and other factors beyond our control and consequently cannot be accurately predicted with certainty. Early prepayments give rise to increased reinvestment risk, as a CLO collateral manager might realize excess cash from prepayments earlier than expected. If a CLO collateral manager is permitted but unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce our net income and the fair value of our related CLO securities.

We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.

We currently incur leverage through the CIBC Credit Facility and our issuance of the Series A Preferred Shares, and may incur leverage through one or more special purpose vehicles, indebtedness for borrowed money, Derivative Transactions, issuances of preferred stock or debt securities, and other structures and instruments, in significant amounts and on terms that the Adviser and our board of directors deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of our investments, to pay fees and expenses, and for other purposes. Such leverage may be secured or unsecured. Any such leverage is in addition to leverage embedded or inherent in the CLO structures or derivative instruments in which we may invest.

The more leverage we employ, the more likely a substantial change will occur in our NAV. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. For instance, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could also negatively affect our ability to make distributions and other payments to our securityholders. Our expected use of leverage is generally considered to be a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if our investments were not leveraged.

As a registered closed-end management investment company, we are generally required to meet certain asset coverage requirements, as defined under the 1940 Act, with respect to any senior securities. With respect to senior securities representing indebtedness (i.e., borrowings or deemed borrowings), other than temporary borrowings as defined under the 1940 Act, we are required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock, including the Series A Preferred Shares and the Series B Preferred Shares), we are required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness, plus the aggregate liquidation preference of any outstanding shares of preferred stock.

If our asset coverage declines below 300% (or 200%, as applicable), we would not be able to declare dividends, incur additional debt or issue additional preferred stock, and could be required by law to sell a portion of our investments to repay some debt or redeem shares of preferred stock when it is disadvantageous to do so, which could have a material adverse effect on our operations. As such, we might not be able to make certain distributions or pay dividends of an amount necessary to continue to be subject to tax as a RIC. The amount of leverage that we employ will depend on the Adviser’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

In addition, any debt facility into which we may enter would likely impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our ability to be subject to tax as a RIC under Subchapter M of the Code.

The following table is furnished in response to the requirements of the SEC and illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

Assumed Return on Our Portfolio (Net of Expenses)	-10%	-5%	0%	5%	10%
Corresponding net return to common stockholder(1)	-16.8%	-9.9%	-3%	3.8%	10.7%

(1)	Assumes that we incur leverage in an amount equal to 27.4% of our total assets (as determined immediately after the leverage is incurred).

Based on our assumed leverage described above, our investment portfolio would have been required to experience an annual return of at least 2.2% to cover interest payments on our assumed indebtedness.

Our investments may be highly subordinated and subject to leveraged securities risk.

Our portfolio includes equity investments in CLOs, which involve a number of significant risks. CLOs are typically very highly levered (with CLO equity securities typically being leveraged nine to 13 times), and therefore the equity tranches in which we intend to invest will be subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. We generally have the right to receive payments only from the CLOs, and generally will not have direct rights against the underlying borrowers, the collateral manager or any other entity that sponsored the CLO. While the CLOs we target generally enable an equity investor to acquire interests in a pool of senior secured loans without the expenses associated with directly holding the same investments, we will generally pay a share (with the other holders of the CLO equity) of the CLO’s administrative, management, and other expenses if we make a CLO equity investment. In addition, we may have the option in certain CLOs to contribute additional amounts to the CLO issuer for purposes of acquiring additional assets or curing coverage tests, thereby increasing our overall exposure and capital at risk to such CLO, potentially at a time or in circumstances in which the CLO is under increased economic stress. The fair market value of loans and credit assets held by CLOs may rise or fall (and the prices of the CLO securities may also rise or fall) based on the broader political and economic events that affect issuers of securities, obligors and the capital markets generally. The interests we intend to acquire in CLOs will likely be thinly traded or have only a limited trading market. CLO securities are typically privately offered and sold, even in the secondary market. As a result, investments in CLO equity securities are and are expected to remain illiquid.

We and our investments are subject to risks associated with investing in high-yield debt and unrated or “junk” bonds.

We invest primarily in securities that are not rated by a national securities rating service. The primary assets underlying our CLO security investments are senior secured loans, although these transactions may allow for limited exposure to other asset classes including unsecured loans and high yield bonds. CLOs generally invest in lower-rated debt instruments that are typically rated below Baa/BBB by Moody’s, S&P, Fitch or other rating agencies. In addition, we may obtain direct exposure to similar financial assets or instruments. Securities that are not rated or are rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are sometimes referred to as “high yield” debt or “junk” bonds. High-yield debt securities generally have greater credit and liquidity risk than investment grade obligations. High-yield debt securities and loans may include unsecured obligations or may be subordinated to certain other secured obligations of the issuer or obligor. The lower rating of high-yield debt securities and below-investment grade loans reflects a greater possibility that adverse changes in the financial condition of an issuer, or in general economic conditions, or both, may impair the ability of the issuer to make payments of principal or interest.

The CLO equity securities that we hold and intend to acquire are typically unrated and are therefore considered speculative with respect to timely payment of interest and repayment of principal. The collateral of underlying CLOs is also typically higher-yield, sub-investment grade investments. Investing in CLO equity securities and other high-yield investments involves greater credit and liquidity risk than investing in investment grade obligations, which may adversely impact our performance.

A portion of the loans held by CLOs in which we invest may consist of second lien loans. Second lien loans are secured by liens on the collateral securing the loan that are subordinated to the liens of at least one other class of obligations of the related obligor. Thus, the ability of the CLO issuer to exercise remedies after a second lien loan becomes a defaulted obligation is subordinated to, and limited by, the rights of the senior creditors holding such other classes of obligations. In many circumstances, the CLO issuer may be prevented from foreclosing on the collateral securing a second lien loan until the related first lien loan is paid in full. Moreover, any amounts that might be realized as a result of collection efforts or in connection with a bankruptcy or insolvency proceeding involving a second lien loan must generally be turned over to the first lien secured lender until the first lien secured lender has realized the full value of its own claims. In addition, certain of the second lien loans may contain provisions requiring the CLO issuer’s interest in the collateral to be released in certain circumstances. These lien and payment obligation subordination provisions may materially and adversely affect the ability of the CLO issuer to realize value from second lien loans and adversely affect the fair value of and income from our investment in the CLO’s securities.

An economic downturn or an increase in interest rates could severely disrupt the market for high-yield debt securities and loans and adversely affect the value of such outstanding securities and the ability of the issuers thereof to repay principal and interest.

Issuers of high-yield debt securities and loans may be highly leveraged and may not have available to them more traditional methods of financing. The risk associated with acquiring (directly or indirectly) the securities and obligations of such issuers and obligors generally is greater than is the case with highly rated securities and loans. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high-yield debt securities and loans may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, timely service of debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yield debt securities and loans because such securities and loans may be unsecured and may be subordinated to obligations owed to other creditors of the issuer of such securities. In addition, the CLO issuer may incur additional expenses to the extent it (or any investment manager) is required to seek recovery upon a default on a high yield bond (or any other debt obligation) or participate in the restructuring of such obligation.

Credit ratings are not indicative of asset quality.

Credit ratings of obligations, including mezzanine CLO securities, represent the rating agencies’ opinions regarding the credit quality of those obligations and are not a guarantee of quality. A credit rating is not a recommendation to buy, sell or hold assets and may be subject to revision or withdrawal at any time by the assigning rating agency. To the extent a CLO issuer does not comply with its covenants to provide certain information to enable the relevant rating agencies to comply with their regulatory obligations (including under Rule 17g-5 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), the ratings on mezzanine CLO securities may be reduced or withdrawn. In the event that a rating assigned to any assets or mezzanine CLO securities is lowered or withdrawn for any reason, no party is obligated to provide any additional support or credit enhancement with respect to those investments. Rating agencies attempt to evaluate the anticipated payments of interest and principal and do not evaluate the risks of fluctuations in market value; therefore, ratings are not intended to fully reflect all of the risks of a rated investment. Reductions or withdrawals of ratings may occur for many reasons and may affect numerous assets at a single time or within a short period of time, with material adverse effects on both underlying assets and mezzanine CLO securities. It is possible that many credit ratings of obligations held by CLOs will be subject to significant or severe adjustments downward as a result of circumstances and events outside of our control.

We are subject to risks associated with loan assignments and participations.

We, or the CLOs in which we invest, may acquire interests in loans either directly (by way of assignment, or “Assignments”) or indirectly (by way of a participation interest, or “Participations”). The purchase by Assignment of a loan obligation typically results in the assignee succeeding to all the rights and obligations of the assignor with the assignee becoming a lender under the loan or credit agreement with respect to the debt obligation. In contrast, Participations acquired by us or the CLOs in which we invest represent ownership of a portion of a debt obligation that remains held and owned by the lender (the “Selling Institution”), which typically results in a contractual relationship only with such Selling Institution, and not with the underlying obligor. We or the CLOs in which we invest would have the right to receive payments of principal, interest, and any fees to which we (or the CLOs in which we invest) are entitled under the Participation only from the Selling Institution and only upon receipt by the Selling Institution of such payments from the obligor. In purchasing a Participation, we or the CLOs in which we invest generally will have no right to enforce compliance by the obligor with the terms of the loan or credit agreement or other instrument evidencing such debt obligation, nor any right to pursue remedies, such as rights of setoff against the obligor, and we or the CLOs in which we invest may not directly benefit from the collateral supporting the debt obligation related to the Participation. As a result, we or the CLOs in which we invest, as applicable, would assume the credit risk of both the obligor and the Selling Institution. In the event of the insolvency of the Selling Institution, we or the CLOs in which we invest, as applicable, may be treated as a general creditor of the Selling Institution in respect of the Participation and may not benefit from any setoff or other remedies that the Selling Institution may be able to exercise against the obligor.

The holder of a Participation may not have the right to vote to waive enforcement of any default by an obligor. Selling Institutions commonly reserve the right to administer the debt obligations sold by them as they see fit and to amend the documentation evidencing such debt obligations in all respects. However, most participation agreements with respect to senior secured loans provide that the Selling Institution may not vote in favor of any amendment, modification or waiver that (1) forgives principal, interest, or fees, (2) reduces principal, interest, or fees that are payable, (3) postpones any payment of principal (whether a scheduled payment or a mandatory prepayment), interest, or fees or (4) releases any material guarantee or security in each case without the consent of the participant (or at least to the extent the participant would be affected by any such amendment, modification, or waiver).

A Selling Institution voting in connection with a potential waiver of a default by an obligor may have interests different from ours (or the CLOs in which we invest), and the Selling Institution might not consider our interests in connection with its vote. In addition, many participation agreements with respect to senior secured loans that provide voting rights to the participant further provide that, if the participant does not vote in favor of amendments, modifications, or waivers, the Selling Institution may repurchase the Participation at par.

The lack of liquidity in our investments may adversely affect our business.

High-yield investments, including subordinated CLO securities and other collateral held by CLOs in which we invest, generally have limited liquidity. As a result, prices of those assets have at times experienced significant and rapid decline when a substantial number of holders (or a few holders of a significantly large “block” of the securities or assets) have sought to sell significant positions. In addition, we (or the CLOs in which we invest) may have difficulty disposing of certain high-yield investments because there may be a thin (or no) trading market for such securities. To the extent that a secondary trading market for non-investment grade high-yield investments does exist, it would not be as liquid as the secondary market for highly rated investments. Reduced secondary market liquidity would have an adverse impact on the fair value of the securities and on our direct or indirect ability to dispose of particular securities in response to a specific economic event, such as deterioration in the creditworthiness of the issuer of such securities.

As secondary market trading volumes increase, new loans frequently contain standardized documentation to facilitate loan trading that may improve market liquidity. There can be no assurance, however, that future levels of supply and demand in loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because holders of such loans are offered confidential information relating to the borrower, the unique and customized nature of the loan agreement, and the private syndication of the loan, loans are not purchased or sold as easily as publicly traded securities are purchased or sold. Although a secondary market may exist, risks similar to those described above in connection with an investment in high-yield debt investments are also applicable to investments in lower rated loans.

The securities issued by CLOs generally offer less liquidity than other investment grade or high-yield corporate debt and are subject to certain transfer restrictions that impose certain financial and other eligibility requirements on prospective transferees. Other investments that we may purchase in privately negotiated transactions may also be illiquid or subject to legal and contractual restrictions on transfer. As a result of this illiquidity, our ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions, and our ability to receive a fair price when selling such investments, may be limited, which could prevent us from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer significant (possibly total) losses of value in these circumstances.

We are subject to risks associated with defaults on and the restructuring of underlying assets held by a CLO, including reductions in interest rates and write-downs of outstanding principal.

A default and any resulting loss as well as other losses on an underlying asset held by a CLO may reduce the fair value of our corresponding CLO investment. A wide range of factors could adversely affect the ability of the borrower of an underlying asset to make interest or other payments on that asset. To the extent that actual defaults and losses on the collateral of an investment exceed the level of defaults and losses factored into its purchase price, the value of the anticipated return from the investment to the CLO will be reduced. The more deeply subordinated the tranche of CLO securities in which we invest, the greater the risk of loss upon a default. For example, CLO equity is the most subordinated tranche within a CLO and is therefore subject to the greatest risk of loss resulting from defaults on the CLO’s collateral, whether due to bankruptcy or otherwise. Any defaults and losses in excess of expected default rates and loss model inputs will be expected to have a negative impact on the fair value of our investments, will reduce the cashflows that we receive from our investments and adversely affect the fair value of our assets, and could adversely impact our ability to pay dividends. Furthermore, the holders of the equity and junior debt tranches of a CLO typically have limited rights with respect to decisions made regarding collateral following an event of default. In some cases, the most senior class of notes can elect to liquidate the collateral even if the expected proceeds are not expected to be able to pay in full all classes of notes. We could experience a complete loss of our investment in such a scenario.

In addition, the collateral of CLOs may require substantial workout negotiations or restructuring in the event of a default or liquidation. Any such workout or restructuring could be expected to lead to a substantial reduction in the interest rate of such asset and/or a substantial write-down or write-off of all or a portion the principal of such asset. Any such reduction in interest rates or write-downs or write-offs of principal will negatively affect the fair value of our portfolio. The resolution of a workout or restructuring may take substantial time to negotiate and implement and may result in delays in payments expected on CLO securities during a period in which an event of default continues.

We are subject to risks associated with CLO warehouse facilities that may be similar to or in addition to the risks associated with investments in CLO securities.

We may invest capital in loan accumulation facilities, which are short- to medium-term facilities (also referred to as “CLO warehouses”) often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in CLO warehouses have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility (often four to six times the equity investment) and as such, the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the CLO warehouse vehicle may be responsible for either holding or disposing of the loans. This could expose us primarily to credit and/or mark-to-market losses, and other risks similar to other CLO securities investments. Furthermore, as an equity investor in CLO warehouses, we likely will have no consent rights in respect of the loans to be acquired in such a facility and in the event we do have any consent rights, they will be limited.

We are subject to risks associated with the bankruptcy or insolvency of an issuer of securities or borrower on a loan that we hold or of an underlying asset held by a CLO in which we invest.

In the event of a bankruptcy or insolvency of an issuer or borrower of a loan that we hold or of an underlying asset held by a CLO or other vehicle in which we invest, a court or other governmental entity may determine that our claims or those of the relevant CLO are not valid or not entitled to the priority treatment or security interest we expected when making our initial investment decision.

Various laws enacted for the protection of debtors may apply to the underlying assets in our investment portfolio. The information in this and the following paragraph represents a brief summary of certain points only, is not intended to be an extensive summary of the relevant issues and is applicable with respect to U.S. issuers and borrowers only. The following is not intended to be a summary of all relevant risks. Similar avoidance provisions to those described below are sometimes available with respect to non-U.S. issuers or borrowers, but there is no assurance that this will be the case which may result in a much greater risk of partial or total loss of value in that underlying asset.

If a court in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer or borrower of underlying assets, such as a trustee in bankruptcy, were to find that such issuer or borrower did not receive fair consideration or reasonably equivalent value for incurring the indebtedness constituting such underlying assets and, after giving effect to such indebtedness, the issuer or borrower (1) was insolvent; (2) was engaged in a business for which the remaining assets of such issuer or borrower constituted unreasonably small capital; or (3) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could decide to invalidate, in whole or in part, the indebtedness constituting the underlying assets as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of the issuer or borrower or to recover amounts previously paid by the issuer or borrower in satisfaction of such indebtedness. In addition, in the event of the insolvency of an issuer or borrower of underlying assets, payments made on such underlying assets could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year under U.S. Federal bankruptcy law or even longer under state laws) before insolvency.

Our underlying assets may be subject to various laws for the protection of debtors in other jurisdictions, including the jurisdiction of incorporation of the issuer or borrower of such underlying assets and, if different, the jurisdiction from which it conducts business and in which it holds assets, any of which may adversely affect such issuer’s or borrower’s ability to make, or a creditor’s ability to enforce, payment in full, on a timely basis or at all. These insolvency considerations will differ depending on the jurisdiction in which an issuer or borrower or the related underlying assets are located and may differ depending on the legal status of the issuer or borrower.

We may be exposed to credit and operational risks of transaction counterparties.

We may be exposed to counterparty risk, which could make it difficult for us or the CLOs in which we invest to collect on the obligations represented by investments and result in significant losses. Counterparties broadly encompass all parties in which we enter into transactions, including borrowers, obligors, Selling Institutions, issuers and swap counterparties in respect of synthetic securities and Derivatives Transactions.

We may hold investments (including synthetic securities) that would expose us to the credit risk of our counterparties or the counterparties of the CLOs in which it invests. In the event of a bankruptcy or insolvency of such a counterparty, we or a CLO in which such an investment is held could suffer significant losses, including the loss of that part of our or the CLO’s portfolio financed or structured through such a transaction.

We are subject to risks associated with any hedging or Derivative Transactions in which we participate.

We may in the future purchase and sell a variety of derivative instruments. To the extent we engage in Derivative Transactions, we expect to do so to hedge against interest rate, credit and/or other risks or for other investment or risk management purposes. We may use Derivative Transactions for investment purposes to the extent consistent with our investment objectives if the Adviser deems it appropriate to do so. Derivative Transactions may be volatile and involve various risks different from, and in certain cases, greater than the risks presented by other instruments that are consistent with our investment objectives. The primary risks related to Derivative Transactions include counterparty, correlation, illiquidity, leverage, volatility, and OTC trading risks. A small investment in derivatives could have a large potential impact on our performance, creating a form of investment leverage in our portfolio. In certain types of Derivative Transactions, we could lose the entire amount of our investment. In other types of Derivative Transactions, the potential loss is theoretically unlimited.

The following is a more detailed discussion of primary risk considerations related to the use of Derivative Transactions that investors should understand before investing in our securities.

Counterparty risk. Counterparty risk is the risk that a counterparty in a Derivative Transaction will be unable or unwilling to honor its financial obligation to us, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations. Certain participants in the derivatives market, including larger financial institutions, have experienced significant financial hardship and deteriorating credit conditions. If our counterparty to a Derivative Transaction experiences a loss of capital, or is perceived to lack adequate capital or access to capital, it may experience margin calls or other regulatory requirements to increase equity. Under such circumstances, the risk that a counterparty will be unable to honor its obligations may increase substantially. If a counterparty becomes bankrupt, we may experience significant delays in obtaining recovery (if at all) under the derivative contract in bankruptcy or other reorganization proceeding; if our claim is unsecured, we will be treated as a general creditor of such prime broker or counterparty and will not have any claim with respect to the underlying security. We may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivatives, since, generally, a clearing organization becomes substituted for each counterparty to a cleared derivative and, in effect, guarantees the parties’ performance under the contract, as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to us.

Correlation risk. When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the derivative instrument and the underlying investment sought to be hedged may prevent us from achieving the intended hedging effect or expose us to the risk of loss. The imperfect correlation between the value of a derivative and our underlying assets may result in losses on the Derivative Transaction that are greater than the gain in the value of the underlying assets in our portfolio. We may not hedge against a particular risk because the Adviser does not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge, or because it does not foresee the occurrence of the risk. These factors may have a significant negative effect on the fair value of our assets and the market value of shares of our common stock, the Series A Preferred Shares or the Series B Preferred Shares.

Liquidity risk. Derivative Transactions, especially when traded in large amounts, may not be liquid in all circumstances, so in volatile markets we may not be able to close out a position without incurring a loss. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be impacted by various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which we may conduct transactions in derivative instruments may prevent prompt liquidation of positions, subjecting us to the potential for greater losses.

Leverage risk. Trading in Derivative Transactions can result in significant leverage and risk of loss. Thus, the leverage offered by trading in derivative instruments will magnify the gains and losses we experience and could cause our NAV to be subject to wider fluctuations than would be the case if we did not use the leverage feature in derivative instruments.

Volatility risk. The prices of many derivative instruments, including many options and swaps, are highly volatile. Price movements of options contracts and payments pursuant to swap agreements are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The value of options and swap agreements also depends upon the price of the securities or currencies underlying them.

OTC trading. Derivative Transactions that may be purchased or sold may include instruments not traded on an organized market. The risk of non-performance by the counterparty to such Derivative Transaction may be greater and the ease with which we can dispose of or enter into closing transactions with respect to such an instrument may be less than in the case of an exchange-traded instrument. In addition, significant disparities may exist between “bid” and “ask” prices for certain derivative instruments that are not traded on an exchange. Such instruments are often valued subjectively and may result in mispricings or improper valuations. Improper valuations can result in increased cash payment requirements to counterparties, or a loss of value, or both. In contrast, cleared derivative transactions benefit from daily marked-to-market pricing and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections; however, certain uncleared derivative transactions are subject to minimum margin requirements which may require us and our counterparties to exchange collateral based on daily mark-to-market pricing. OTC trading generally exposes us to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, causing us to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where we have concentrated our transactions with a single or small group of counterparties.

We may be subject to risks associated with investments in other investment companies.

We may invest in securities of other investment companies, subject to statutory limitations prescribed by the 1940 Act. These limitations include, in certain circumstances, a prohibition against our acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of our total assets in securities of any one investment company or more than 10% of our total assets in securities of all investment companies. We may invest in other investment companies in excess of these limits in reliance on Rule 12d1-4 under the 1940 Act. These investments would be subject to the applicable conditions of Rule 12d1-4, which in part could affect or otherwise impose certain limits on the investments and operations of the underlying investment company (including such investment company’s ability to invest in other investment companies and private funds, which includes certain structured finance vehicles).

We will indirectly bear our proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses that we regularly bear. We may only invest in other investment companies to the extent that the asset class exposure in such investment companies is consistent with the permissible asset class exposure for us had we invested directly in securities, and the portfolios of such investment companies are subject to similar risks.

We and our investments are subject to prepayment or reinvestment risk.

As part of the ordinary management of its portfolio, a CLO will typically generate cash from asset repayments and sales and reinvest those proceeds in substitute assets, subject to compliance with its investment tests and certain other conditions. The earnings with respect to such substitute assets will depend on the quality of reinvestment opportunities available at the time. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired (for example, during periods of loan compression or need to satisfy the CLO’s covenants), or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cashflow that the CLO collateral manager is able to achieve. The investment tests may incentivize a CLO collateral manager to cause the CLO to buy riskier assets than it otherwise would, which could result in additional losses. These factors could reduce our return on investment and may have a negative effect on the fair value of our assets and the market value of our securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. In addition, in most CLO transactions, CLO debt investors are subject to the risk that the holders of a majority of the equity tranche will direct a call of a CLO, causing such CLO’s outstanding CLO debt securities to be repaid at par earlier than expected and result in a return of capital to us. There can be no assurance that we will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the called CLO.

We and our investments are subject to risks associated with investments in non-U.S. assets.

While we invest primarily in CLOs that hold underlying assets of U.S. issuers and obligors, these CLO issuers are often organized outside the United States, and we may also invest in CLOs that hold collateral that are non-U.S. assets.

Investing in foreign entities may expose us to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations, political and social instability, restrictions on the types or amounts of investment, expropriation, imposition of foreign taxes, less liquid markets, less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers, and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations, and greater price volatility. Further, we and the CLOs in which we invest may have difficulty enforcing creditors’ rights in foreign jurisdictions.

In addition, international trade tensions may arise from time to time, which could result in trade tariffs, embargoes, or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, supply chain disruptions, an oversupply of certain manufactured goods, substantial price reductions of goods, and possible failure of individual companies or industries, which could have a negative impact on the value of the CLO securities that we hold.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in periods when our assets are uninvested. Our inability to make intended investments due to settlement problems or the risk of intermediary counterparty failures could cause us to miss investment opportunities. The inability to dispose of an investment due to settlement problems could result either in losses due to subsequent declines in the value of such investment or, if we have entered into a contract to sell the security, could result in possible liability to the purchaser. Transaction costs of buying and selling foreign securities also are generally higher than those involved in domestic transactions. Furthermore, foreign financial markets have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies.

The economies of individual non-U.S. countries may also differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, volatility of currency exchange rates, depreciation, capital reinvestment, resources self-sufficiency, and balance of payments position.

Currency Risk. Any of our investments that are denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. Although we will consider hedging any non-U.S. dollar exposures back to U.S. dollars, an increase in the value of the U.S. dollar compared to other currencies in which we make investments would otherwise reduce the effect of increases and magnify the effect of decreases in the prices of our non-U.S. dollar denominated investments in their local markets. Fluctuations in currency exchange rates will similarly affect the U.S. dollar equivalent of any interest, dividends, or other payments made that are denominated in a currency other than U.S. dollars.

Any unrealized losses we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution or to make payments on our other obligations.

As a registered closed-end management investment company, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by the Adviser, the valuation designee for our board of directors. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. Any unrealized losses in our portfolio could be an indication of an issuer’s inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our income available for distribution or to make payments on our other obligations in future periods.

If our distributions exceed our taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to our stockholders. A return of capital distribution will generally not be taxable to our stockholders. However, a return of capital distribution will reduce a stockholder’s cost basis in shares of our stock on which the distribution was received, thereby potentially resulting in a higher reported capital gain or lower reported capital loss when those shares of our stock are sold or otherwise disposed of.

A portion of our income and fees may not be qualifying income for purposes of the income source requirement.

Some of the income and fees that we may recognize will not satisfy the qualifying income requirement applicable to RICs. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy such requirement, we may need to recognize such income and fees indirectly through one or more entities classified as corporations for U.S. federal income tax purposes. Such corporations will be subject to U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

Risks Relating to an Investment in Our Securities

Common stock of closed-end management investment companies frequently trades at discounts to their respective NAVs, and we cannot assure you that the market price of our common stock will not decline below our NAV per share.

Common stock of closed-end management investment companies frequently trades at discounts to their respective NAVs and our common stock may also be discounted in the market. This characteristic of closed-end management investment companies is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our NAV per share. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell common stock purchased in an offering soon after such offering. In addition, if our common stock trades below our NAV per share, we will generally not be able to sell additional common stock to the public at market price except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of the holders of our common stock, (3) upon the conversion of a convertible security in accordance with its terms or (4) under such circumstances as the SEC may permit. See “Description of Our Capital Stock - Repurchase of Shares and Other Discount Measures.”

Our common stock price may be volatile and may decrease substantially.

The trading price of our common stock may fluctuate substantially. The price of our common stock that will prevail in the market may be higher or lower than the price you paid to purchase shares of our common stock, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

●	price and volume fluctuations in the overall stock market from time to time;

●	investor demand for shares of our common stock;

●	significant volatility in the market price and trading volume of securities of registered closed-end management investment companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

●	changes in regulatory policies or tax guidelines with respect to RICs or registered closed-end management investment companies;

●	failure to qualify as a RIC, or the loss of RIC status;

●	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

●	changes, or perceived changes, in the value of our portfolio investments;

●	departures of any members of the Investment Committee;

●	operating performance of companies comparable to us; or

●	general economic conditions and trends and other external factors.

We and the Adviser could be the target of litigation.

We or the Adviser could become the target of securities class action litigation or other similar claims if our stock price fluctuates significantly or for other reasons. The outcome of any such proceedings could materially adversely affect our business, financial condition, and/or operating results and could continue without resolution for long periods of time. Any litigation or other similar claims could consume substantial amounts of our management’s time and attention, and that time and attention and the devotion of associated resources could, at times, be disproportionate to the amounts at stake. Litigation and other claims are subject to inherent uncertainties, and a material adverse impact on our financial statements could occur for the period in which the effect of an unfavorable final outcome in litigation or other similar claims becomes probable and reasonably estimable. In addition, we could incur expenses associated with defending ourselves against litigation and other similar claims, and these expenses could be material to our earnings in future periods.

It is not possible to predict the actual number of shares the selling stockholder will sell under this offering, or the actual gross proceeds resulting from those sales. Further, we will not receive any of the proceeds from the sale of the shares offered by the selling stockholder.

This prospectus relates to the proposed resale, from time to time, in one or more offerings or series, by the selling stockholder of up to 5,297,083 shares of our common stock, which represent approximately 26.13% of our issued and outstanding common stock as of June 1, 2025. The selling stockholder may sell some, all, or none of the shares being offered for resale in this offering and there can be no assurance of when or if the selling stockholder will sell the shares.

Furthermore we will not receive any of the proceeds from the sale of the shares offered hereunder by the selling stockholder.

Sales in the public market of substantial amounts of our common stock may have an adverse effect on the market price of our common stock.

Sales of substantial amounts of our common stock, including by the selling stockholder or the availability of such common stock for sale, whether or not actually sold, could adversely affect the prevailing market price of our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so. For a discussion of the adverse effect that the concentration of beneficial ownership may have on the market price of our common stock, see “- Risks Related to Our Business and Structure - Significant stockholders may control the outcome of matters submitted to our stockholders or adversely impact the market price of our securities.”

Our stockholders will experience dilution if they do not participate in our dividend reinvestment plan.

All distributions declared in cash payable to stockholders that are participants in our dividend reinvestment plan are automatically reinvested in shares of our common stock. As a result, our stockholders that do not participate in our dividend reinvestment plan will experience dilution in their ownership percentage of our common stock over time.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering.

In the event we issue subscription rights to purchase shares of our common stock to existing stockholders, stockholders who do not fully exercise their rights should expect that they will, at the completion of the offer, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of the offer.

In addition, if the subscription price is less than our net asset value per share, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offer. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of the rights offering or what proportion of the shares will be purchased as a result of the offer. Such dilution could be substantial.

The impact of tax legislation on us, our stockholders and our investments is uncertain.

Changes in tax laws, regulations or administrative interpretations or any amendments thereto could adversely affect us, the entities in which we invest, or our stockholders. You are urged to consult with your tax advisor with respect to the impact of any such legislation or other regulatory or administrative developments and proposals and their potential effect on your investment in us.

Our preferred stock and/or the indebtedness incurred in connection with borrowings under our CIBC Credit Facility may cause the NAV and market value of our common stock to be more volatile.

Any indebtedness incurred in connection with our CIBC Credit Facility, the Preferred Stock, and any future issuances of additional series of preferred stock or debt securities or other indebtedness, may cause the NAV and market value of our common stock to become more volatile. If the dividend rate on the preferred stock or interest rate payable on our indebtedness were to approach the net rate of return on our investment portfolio, the benefit of leverage to the common stockholders would be reduced. If the dividend rate on the preferred stock or interest rate payable on our indebtedness were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the common stockholders than if we had not issued preferred stock or incurred any indebtedness. Any decline in the NAV of our investments would be borne entirely by the common stockholders. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in NAV to the common stockholders than if we were not leveraged through the issuance of preferred stock and the borrowings under our CIBC Credit Facility or the future issuance of any debt securities. This greater NAV decrease would also tend to cause a greater decline in the market price for common stock. We might be in danger of failing to maintain the required asset coverage of the preferred stock or indebtedness or, in an extreme case, our current investment income might not be sufficient to meet the dividend requirements on the preferred stock or interest payments on our indebtedness. In order to counteract such an event, we might need to liquidate investments in order to make payments under our CIBC Credit Facility or other future indebtedness or in order to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the common stockholders would bear) all costs and expenses relating to the issuance and ongoing maintenance of the Preferred Stock or our CIBC Credit Facility, including higher advisory fees if our total return exceeds the dividend rate on the preferred stock or the interest rate payable on our indebtedness.

Market yields may increase, which would result in a decline in the price of our Preferred Stock.

The prices of fixed income investments, such as our Preferred Stock, vary inversely with changes in market yields. The market yields on securities comparable to our Preferred Stock may increase, which would result in a decline in the secondary market price of shares of our Preferred Stock prior to the redemption date of such Preferred Stock. Our future debt securities, if any, would be expected to be subject to similar risks.

Our Preferred Stock is subject to a risk of early redemption, and holders may not be able to reinvest their funds.

We may voluntarily redeem some or all of the outstanding shares of our Preferred Stock on or after the dates stated in the applicable governing documents. We also may be forced to redeem some or all of the outstanding shares of our Preferred Stock to meet regulatory requirements and the asset coverage requirements of such shares. Any such redemption may occur at a time that is unfavorable to holders of our Preferred Stock. We may have an incentive to redeem any of our outstanding Preferred Stock if market conditions allow us to issue other preferred stock or debt securities at a rate that is lower than the dividend rate on the outstanding Preferred Stock. If we redeem shares of Preferred Stock, the holders of such redeemed shares face the risk that the return on an investment purchased with proceeds from such redemption may be lower than the return previously obtained from the investment in the Preferred Stock.

An active trading market for the Preferred Stock may not exist, which could adversely affect the market price of our Preferred Stock or a holder’s ability to sell their shares.

Our outstanding Preferred Stock is currently listed on the New York Stock Exchange, or the “NYSE,” and future preferred stock also may be listed on the NYSE. However, we cannot provide any assurances that an active trading market for the Preferred Stock will exist in the future or that you will be able to sell your shares of the Preferred Stock. Even if an active trading market does exist, shares of the Preferred Stock may trade at a discount from the liquidation preference for such shares depending on prevailing interest rates, the market for similar securities, our credit ratings, if any, general economic conditions, our financial condition, performance and prospects and other factors. To the extent an active trading market does not exist, the liquidity and trading price for shares of the Preferred Stock may be harmed. Accordingly, holders may be required to bear the financial risk of an investment in the Preferred Stock for an indefinite period of time.

Our Preferred Stock will be subordinate to the rights of holders of senior indebtedness.

While the holders of Preferred Stock will have equal liquidation and distribution rights to any other series of preferred stock that may be issued in the future, they will be subordinated to the rights of holders of our other senior indebtedness, including indebtedness under our CIBC Credit Facility. Therefore, dividends, distributions and other payments to holders of the Preferred Stock in liquidation or otherwise may be subject to prior payments due to the holders of senior indebtedness. In addition, the 1940 Act may provide debt holders with voting rights that are superior to the voting rights of the Preferred Stock.

Holders of our Preferred Stock will bear dividend risk.

We may be unable to pay dividends on our Preferred Stock under some circumstances. The terms of any future indebtedness we may incur could preclude the payment of dividends in respect of equity securities, including our Preferred Stock, under certain conditions.

To the extent that our distributions represent a return of capital for U.S. federal income tax purposes, holders of our Preferred Stock may recognize an increased gain or a reduced loss upon subsequent sales (including cash redemptions) of their shares of Preferred Stock.

The dividends payable by us on our Preferred Stock may exceed our current and accumulated earnings and profits as determined for U.S. federal income tax purposes. If that were to occur, it would result in the amount of distributions that exceed our earnings and profits being treated first as a return of capital to the extent of a holder’s adjusted tax basis in the holder’s Preferred Stock and then, to the extent of any excess over the holder’s adjusted tax basis in the holder’s Preferred Stock, as capital gain. Any distribution that is treated as a return of capital will reduce the holder’s adjusted tax basis in the holder’s Preferred Stock, and subsequent sales (including cash redemptions) of such holder’s Preferred Stock will result in recognition of an increased taxable gain or reduced taxable loss due to the reduction in such adjusted tax basis. See “U.S. Federal Income Tax Matters - Taxation of Stockholders - Taxation of U.S. Resident Holders of our Stock.”

There is a risk of delay in our redemption of our Preferred Stock, and we may fail to redeem such securities as required by their terms.

We generally make investments in CLO vehicles whose securities are not traded in any public market. Substantially all of the investments we presently hold and the investments we expect to acquire in the future are, and will be, subject to legal and other restrictions on resale and will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to obtain cash equal to the value at which we record our investments quickly if a need arises. If we are unable to obtain sufficient liquidity prior to the mandatory redemption date, we may be forced to engage in a partial redemption or to delay a required redemption. If such a partial redemption or delay were to occur, the market price of shares of our Preferred Stock might be adversely affected.

Our future debt securities, if any, may be unsecured and therefore effectively subordinated to any secured indebtedness we may incur in the future.

Our future debt securities, if any, may not be secured by any of our assets. In such cases, our future debt securities, if any, would be subordinated to any secured indebtedness we may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our future secured indebtedness may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of our future debt securities to the extent such debt securities are unsecured.

An active trading market for our future debt securities, if any, may not exist, which could adversely affect the market price of our future debt securities, if any, or a holder’s ability to sell them.

Future debt securities, if any, may be listed on the NYSE. However, we cannot provide any assurances that an active trading market for our future debt securities, if any, will exist in the future or that you will be able to sell our future debt securities, if any. Even if an active trading market does exist, our future debt securities, if any, may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, if any, general economic conditions, our financial condition, performance and prospects and other factors. To the extent an active trading market does not exist, the liquidity and trading price for our future debt securities, if any, may be harmed. Accordingly, holders may be required to bear the financial risk of an investment in our future debt securities, if any, for an indefinite period of time.

Any optional redemption provision may materially adversely affect the return on our future debt securities, if any.

Our future debt securities, if any, may be redeemable in whole or in part at any time or from time to time at our sole option as set forth in the applicable indenture or otherwise. We may choose to redeem any of our future debt securities, if any, at times when prevailing interest rates are lower than the interest rate paid on the applicable future debt securities, if any. In this circumstance, holders may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as that of the future debt securities, if any, being redeemed.

If we default on our obligations to pay our other indebtedness, we may not be able to make payments on our future debt securities, if any.

Any default under any agreements that may govern our future debt securities, if any, our future indebtedness or under other indebtedness to which we may be a party that is not waived by the required lenders or holders, and the remedies sought by the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on our future debt securities, if any, and substantially decrease the market value of our future debt securities, if any. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing any future indebtedness, we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders of the debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation. If our operating performance declines, we may in the future need to seek to obtain waivers from the required lenders or holders of any debt that we may incur in the future to avoid being in default. If we breach our covenants under our debt and seek a waiver, we may not be able to obtain a waiver from the required lenders or holders of the debt. If this occurs, we would be in default and our lenders or debt holders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations could proceed against the collateral securing the debt. Because any future debt will likely have customary cross-default provisions, if the indebtedness thereunder or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due. See “Description of Our Debt Securities.”

FATCA withholding may apply to payments to certain foreign entities.

Payments made under our future debt securities, if any, to a foreign financial institution, or “FFI,” or non-financial foreign entity, or “NFFE” (including such an institution or entity acting as an intermediary), may be subject to a U.S. withholding tax of 30% under U.S. Foreign Account Tax Compliance Act provisions of the Code (commonly referred to as “FATCA”). This withholding tax may apply to certain payments of interest on our future debt securities, if any, unless the FFI or NFFE complies with certain information reporting, withholding, identification, certification and related requirements imposed by FATCA. Depending upon the status of a holder and the status of an intermediary through which any of our future debt securities, if any, may be held, the holder could be subject to this 30% withholding tax in respect of any interest paid on our future debt securities, if any, as well as any proceeds from the sale or other disposition of our future debt securities, if any. See “U.S. Federal Income Tax Matters - Taxation of Stockholders - FATCA Withholding on Payments to Certain Foreign Entities” in this prospectus for more information.

Risks Relating to Our Business and Structure

We have a limited prior operating history as a closed-end investment company.

We are a newly organized, externally managed, non-diversified, closed-end management investment company that was formed in May 2022 and commenced operations on June 13, 2024. As a result of our limited prior operating history, we do not have significant financial information on which you can evaluate an investment in us. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives and that the value of your investment could decline substantially or become worthless.

The majority of our investment portfolio is recorded at fair value, with the Adviser having final responsibility determining, in accordance with the 1940 Act, the fair value of our investments. As a result, there will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market quotation, at fair value as determined by the Adviser, as our valuation designee pursuant to Rule 2a-5 under the 1940 Act, in good faith and in accordance with its written valuation policy. Typically, there is no public market for the type of investments we target. As a result, we value these securities at least quarterly based on relevant information compiled by the Adviser and third-party pricing services (when available), and with oversight conducted by our board of directors.

The determination of fair value in good faith and, consequently, the amount of unrealized gains and losses in our portfolio, is to a certain degree subjective and dependent on a valuation process approved by our Adviser and overseen by our board of directors. Certain factors that may be considered in determining the fair value of our investments include non-binding indicative bids and the number of trades (and the size and timing of each trade) in an investment. Valuation of certain investments is also based, in part, upon third-party valuation models that take into account various market inputs. Investors should be aware that the models, information, and/or underlying assumptions utilized by the Adviser will not always allow us to correctly capture the fair value of an asset. Because such valuations, and particularly valuations of securities that are not publicly traded like those we expect to hold, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The Adviser’s determinations of fair value may differ materially from the values that would have been used if an active public market for these securities existed. The Adviser’s determinations of the fair value of our investments have a material impact on our net earnings through the recording of unrealized appreciation or depreciation of investments, and may cause our NAV on a given date to understate or overstate, possibly materially, the value that we may ultimately realize on one or more of our investments. See “Conflicts of Interest — Valuation.”

Our financial condition and results of operations depend on the Adviser’s ability to effectively manage and deploy capital.

Our ability to achieve our investment objectives will depend on the Adviser’s ability to effectively manage and deploy capital, which will depend, in turn, on the Adviser’s ability to identify, evaluate, and monitor, and our ability to acquire, investments that meet our investment criteria.

Accomplishing our investment objectives on a cost-effective basis will largely be a function of the Adviser’s handling of the investment process, its ability to provide competent, attentive, and efficient services and our access to investments offering acceptable terms, either in the primary or secondary markets. Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations, and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short- and long-term funding alternatives in the financial markets, and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described in this prospectus, it could adversely impact our ability to pay distributions. In addition, because the trading methods employed by the Adviser on our behalf are proprietary, stockholders will not be able to determine details of such methods or whether they are being followed.

We are reliant on Sound Point Meridian Management continuing to serve as the Adviser.

The Adviser manages our investments. Consequently, our success depends, in large part, upon the services of the Adviser and the skill and expertise of the Adviser’s professional personnel, in particular, Stephen J. Ketchum and Ujjaval Desai. Incapacity of Stephen J. Ketchum and/or Ujjaval Desai could have a material and adverse effect on our performance. There can be no assurance that the professional personnel of the Adviser will continue to serve in their current positions or continue to be employed by the Adviser. We can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as our investment adviser.

The Adviser, the Administrator, and the Transfer Agent each has the right to resign on 90 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

The Adviser has the right, under the Investment Advisory Agreement, the Administrator has the right, under the Administration Agreement, and SS&C ALPS has the right, under the Services Agreement to resign at any time upon 90 days’ written notice, whether we have found a replacement or not. If the Adviser, the Administrator, or the transfer agent, SS&C GIDS, Inc. (the “Transfer Agent”), resigns, we may not be able to find a new investment adviser or hire internal management, or find a new administrator, or find a new Transfer Agent, as the case may be, with similar expertise and ability to provide the same or equivalent services on acceptable terms within 90 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business, and results of operations, as well as our ability to make distributions to our stockholders and other payments to securityholders, are likely to be adversely affected, and the market price of our securities may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Adviser, the Administrator, the Transfer Agent, and their affiliates. Even if we are able to retain comparable management and administration, whether internal or external, the integration of such management and their lack of familiarity with our investment objectives and operations would likely result in additional costs and time delays that may adversely affect our financial condition, business, and results of operations.

Our success will depend on the ability of the Adviser to attract and retain qualified personnel in a competitive environment.

Our growth will require that the Adviser attract and retain new investment and administrative personnel in a competitive market. The Adviser’s ability to attract and retain personnel with the requisite credentials, experience, and skills will depend on several factors, including its ability to offer competitive compensation, benefits, and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds, mezzanine funds, and business development companies) and traditional financial services companies with which the Adviser will compete for experienced personnel, have greater resources than the Adviser has.

There are significant actual and potential conflicts of interest which could impact our investment returns.

Our executive officers and directors, and the Adviser and its officers and employees, including the Investment Team, have several conflicts of interest as a result of the other activities in which they engage. For example, members of the Investment Team may be engaged in other business activities which divert their time and attention. The professional staff of the Adviser will devote as much time to us as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement. However, such persons may be committed to providing investment advisory and other services for other clients, and engage in other business ventures in which we have no interest. As a result of these separate business activities, the Adviser may have conflicts of interest in allocating management time, services and functions among us, other advisory clients and other business ventures. See “Conflicts of Interest.”

Our incentive fee structure may incentivize the Adviser to pursue speculative investments, use leverage when it may be unwise to do so, or refrain from de-levering when it would otherwise be appropriate to do so.

The incentive fee payable by us to the Adviser may create an incentive for the Adviser to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns. The incentive fee payable to the Adviser is based on our Pre-Incentive Fee Net Investment Income, as calculated in accordance with our Investment Advisory Agreement. This may encourage the Adviser to use leverage to increase the return on our investments, even when it may not be appropriate to do so, and to refrain from de-levering when it would otherwise be appropriate to do so. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our securities. See “— Risks Related to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.”

A general increase in interest rates may have the effect of making it easier for the Adviser to receive incentive fees, without necessarily resulting in an increase in our net earnings.

Given the structure of our Investment Advisory Agreement, any general increase in interest rates will likely have the effect of making it easier for the Adviser to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of the Adviser. This risk is more acute in a rising interest rate environment. In addition, in view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, the Adviser could potentially receive a significant portion of the increase in our investment income attributable to such a general increase in interest rates. If that were to occur, our increase in net earnings, if any, would likely be significantly smaller than the relative increase in the Adviser’s income incentive fee resulting from such a general increase in interest rates.

We may be obligated to pay the Adviser incentive compensation even if we incur a loss or with respect to investment income that we have accrued but not received.

The Adviser is entitled to incentive compensation for each fiscal quarter based, in part, on our Pre-Incentive Fee Net Investment Income, if any, for the immediately preceding calendar quarter above a performance threshold for that quarter. Accordingly, since the performance threshold is based on a percentage of our NAV, decreases in our NAV make it easier to achieve the performance threshold. Our Pre-Incentive Fee Net Investment Income for incentive compensation purposes excludes realized and unrealized capital losses or depreciation that we may incur in the fiscal quarter, even if such capital losses or depreciation result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay the Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. In addition, we accrue an incentive fee on accrued income that we have not yet received in cash. However, the portion of the incentive fee that is attributable to such income will be paid to the Adviser, without interest, only if and to the extent we actually receive such income in cash.

The Adviser’s liability is limited under the Investment Advisory Agreement, and we have agreed to indemnify the Adviser against certain liabilities, which may lead the Adviser to act in a riskier manner on our behalf than it would when acting for its own account.

Under the Investment Advisory Agreement, the Adviser does not assume any responsibility to us other than to render the services called for under the agreement, and it is not responsible for any action of our board of directors in following or declining to follow the Adviser’s advice or recommendations. The Adviser maintains a contractual and fiduciary relationship with us. Under the terms of the Investment Advisory Agreement, the Adviser, its officers, managers, members, agents, employees, and other affiliates are not liable to us for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of the Adviser’s duties under the Investment Advisory Agreement. In addition, we have agreed to indemnify the Adviser and each of its officers, managers, members, agents, employees, and other affiliates from and against all damages, liabilities, costs, and expenses (including reasonable legal fees and other amounts reasonably paid in settlement) incurred by such persons arising out of or based on performance by the Adviser of its obligations under the Investment Advisory Agreement, except where attributable to willful misfeasance, bad faith, gross negligence, or reckless disregard of the Adviser’s duties under the Investment Advisory Agreement. These protections may lead the Adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.

The Adviser may not be able to achieve the same or similar returns as those achieved by other portfolios managed by the Investment Team.

Although the Investment Team manages other investment portfolios, including accounts using investment objectives, investment strategies, and investment policies similar to ours, we cannot assure you that we will be able to achieve the results realized by any other vehicles managed by the Investment Team.

We may experience fluctuations in our NAV and quarterly operating results.

We could experience fluctuations in our NAV from month to month and in our quarterly operating results due to a number of factors, including the timing of distributions to our stockholders, fluctuations in the value of the CLO securities that we hold, our ability or inability to make investments that meet our investment criteria, the interest and other income earned on our investments, the level of our expenses (including the interest or dividend rate payable on the debt securities or preferred stock we may issue), variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, and general economic conditions. As a result of these factors, our NAV and results for any period should not be relied upon as being indicative of our NAV and results in future periods.

Our board of directors may change our operating policies and strategies without stockholder approval, the effects of which may be adverse.

Our board of directors has the authority to modify or waive our current operating policies, investment criteria, and strategies, other than those that we have deemed to be fundamental, without prior stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria, and strategies would have on our business, NAV, operating results, and value of our securities. However, the effects of any such changes could adversely impact our ability to pay dividends and/or cause you to lose all or part of your investment.

Our management’s initial estimates of certain metrics relating to our financial performance for a period are subject to revision based on our actual results for such period.

Our management intends to make and publish unaudited estimates of certain metrics indicative of our financial performance, including the NAV per share of our common stock and the range of NAV per share of our common stock on a monthly basis, and the range of the net investment income and realized gain/loss per share of our common stock on a quarterly basis. While any such estimate will be made in good faith based on our most recently available records as of the date of the estimate, such estimates are subject to financial closing procedures, the final determination of our NAV as of the end of the applicable quarter, and other developments arising between the time such estimate is made and the time that we finalize our quarterly financial results, and may differ materially from the results reported in the audited financial statements and/or the unaudited financial statements included in filings we make with the SEC. As a result, investors are cautioned not to place undue reliance on any management estimates presented in this prospectus or any related amendment to this prospectus and should view such information in the context of our full semi-annual or annual results when such results are available.

We will be subject to corporate-level income tax if we are unable to maintain our RIC status for U.S. federal income tax purposes.

Although we have elected to be treated as a RIC under Subchapter M of the Code beginning with our tax year ended September 30, 2024, and intend to qualify as a RIC in each of our succeeding tax years, we can offer no assurance that we will be able to maintain RIC status. To maintain RIC tax treatment under the Code, we must meet certain annual distribution, income source, and asset diversification requirements.

The annual distribution requirement for a RIC will be satisfied if we distribute dividends to our stockholders each tax year of an amount generally at least equal to 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We are subject to certain asset coverage requirements under the 1940 Act and because we intend to use debt financing, we may be subject to financial covenants that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The income source requirement will be satisfied if we obtain at least 90% of our income for each tax year from dividends, interest, gains from the sale of our securities, or similar sources.

The asset diversification requirement will be satisfied if we meet certain asset composition requirements at the end of each quarter of our tax year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments are expected to be in CLO securities for which there will likely be no active public market, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to maintain our qualification for RIC tax treatment for any reason or become subject to corporate income tax, the resulting taxes could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions.

Legislative or regulatory tax changes could adversely affect investors.

At any time, the federal income tax laws governing RICs or the administrative interpretations of those laws or regulations may be amended. Any new laws, regulations or interpretations may take effect retroactively and could adversely affect the taxation of us or our stockholders. Therefore, changes in tax laws, regulations or administrative interpretations or any amendments thereto could diminish the value of an investment in our shares or the value or the resale potential of our investments.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount or market discount, which may arise if we acquire a debt security at a significant discount to par, or payment-in-kind interest, which represents contractual interest added to the principal amount of a debt security and due at the maturity of the debt security. We also may be required to include in income certain other amounts that we have not yet, and may not ever, receive in cash. Our investments in payment-in-kind interest may represent a higher credit risk than loans for which interest must be paid in full in cash on a regular basis. For example, even if the accounting conditions for income accrual are met, the issuer of the security could still default when our actual collection is scheduled to occur upon maturity of the obligation.

Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code. In addition, since our incentive fee is payable on our income recognized, rather than cash received, we may be required to pay advisory fees on income before or without receiving cash representing such income. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, or forego new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Our cash distributions to stockholders may change and a portion of our distributions to stockholders may be a return of capital.

The amount of our cash distributions may increase or decrease at the discretion of our board of directors, based upon its assessment of the amount of cash available to us for this purpose and other factors. Unless we are able to generate sufficient cash through the successful implementation of our investment strategy, we may not be able to sustain a given level of distributions. Further, to the extent that the portion of the cash generated from our investments that is recorded as interest income for financial reporting purposes is less than the amount of our distributions, all or a portion of one or more of our future distributions, if declared, may comprise a return of capital, which would reduce a stockholder’s basis in shares of our stock. Accordingly, stockholders should not assume that the sole source of any of our distributions is net investment income. Any reduction in the amount of our distributions would reduce the amount of cash received by our stockholders and could have a material adverse effect on the market price of our shares. See “— Risks Related to Our Investments — Our investments are subject to prepayment risk” and “— Any unrealized losses we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution or to make payments on our other obligations.”

We incur significant costs as a result of being a publicly traded company.

As a public company listed on a national securities exchange, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002 and other rules implemented by the SEC.

Because we expect to distribute substantially all of our ordinary income and net realized capital gains to our stockholders, we may need additional capital to finance the acquisition of new investments and such capital may not be available on favorable terms, or at all.

In order to maintain our RIC status, we are required to distribute at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. As a result, these earnings will not be available to fund new investments, and we will need additional capital to fund growth in our investment portfolio. If we fail to obtain additional capital, we could be forced to curtail or cease new investment activities, which could adversely affect our business, operations, and results. Even if available, if we are not able to obtain such capital on favorable terms, it could adversely affect our net investment income.

A disruption or downturn in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business.

We may be materially affected by market, economic, and political conditions globally and in the jurisdictions and sectors in which we invest or operate, including conditions affecting interest rates and the availability of credit. Unexpected volatility, illiquidity, governmental action, currency devaluation, or other events in the global markets in which we directly or indirectly hold positions could impair our ability to carry out our business and could cause us to incur substantial losses. These factors are outside our control and could adversely affect the liquidity and value of our investments, and may reduce our ability to make attractive new investments.

In particular, economic and financial market conditions significantly deteriorated for a significant part of the past decade as compared to prior periods. Global financial markets experienced considerable declines in the valuations of debt and equity securities, an acute contraction in the availability of credit and the failure of a number of leading financial institutions. As a result, certain government bodies and central banks worldwide, including the U.S. Treasury Department and the U.S. Federal Reserve, undertook unprecedented intervention programs, the effects of which remain uncertain. Although certain financial markets have improved, to the extent economic conditions experienced during the past decade recur, they may adversely impact our investments. Signs of deteriorating sovereign debt conditions in Europe and elsewhere and uncertainty regarding the policies of the current U.S. presidential administration, including with regard to the imposition of trade tariffs, embargoes, or other restrictions or limitations on trade, could lead to further disruption in the global markets. Trends and historical events do not imply, forecast or predict future events, and past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by the Adviser will prove correct, and actual events and circumstances may vary significantly.

We may be subject to risk arising from a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution may cause a series of defaults by the other institutions. This is sometimes referred to as “systemic risk” and may adversely affect financial intermediaries with which we interact in the conduct of our business.

We also may be subject to risk arising from a broad sell off or other shift in the credit markets, which may adversely impact our income and NAV. In addition, if the value of our assets declines substantially, we may fail to maintain the minimum asset coverage imposed upon us by the 1940 Act. See “— Risks Related to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us” and “Regulation as a Closed-End Management Investment Company.” Any such failure would affect our ability to issue preferred stock and other senior securities, including borrowings, and may affect our ability to pay distributions on our capital stock, which could materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets or to obtain debt financing. For example, we cannot be certain that we would be able to obtain debt financing on commercially reasonable terms, if at all. See “— If we are unable to obtain, and/or refinance debt capital, our business could be materially adversely affected.” In previous market cycles, many lenders and institutional investors have previously reduced or ceased lending to borrowers. In the event of such type of market turmoil and tightening of credit, increased market volatility and widespread reduction of business activity could occur, thereby limiting our investment opportunities.

Moreover, we are unable to predict when economic and market conditions may be favorable in future periods. Even if market conditions are broadly favorable over the long term, adverse conditions in particular sectors of the financial markets could adversely impact our business.

If we are unable to obtain and/or refinance debt capital, our business could be materially adversely affected.

We are currently party to the CIBC Credit Facility and may obtain additional debt financing within 12 months of this offering in order to obtain funds to make additional investments and grow our portfolio of investments. See “— Because we expect to distribute substantially all of our ordinary income and net realized capital gains to our stockholders, we may need additional capital to finance the acquisition of new investments and such capital may not be available on favorable terms, or at all.” Such debt capital may take the form of a term credit facility with a fixed maturity date or other fixed term instruments, and we may be unable to extend, refinance, or replace such debt financings prior to their maturity.

If we are unable to obtain or refinance debt capital on commercially reasonable terms, our liquidity will be lower than it would have been with the benefit of such financing, which would limit our ability to grow our business. In addition, holders of our common stock would not benefit from the potential for increased returns on equity that incurring leverage creates. Any such limitations on our ability to grow and take advantage of leverage may decrease our earnings, if any, and distributions to stockholders, which in turn may lower the trading price of our capital stock. In addition, in such event, we may need to liquidate certain of our investments, which may be difficult to sell if required, meaning that we may realize significantly less than the value at which we have recorded our investments. Furthermore, to the extent we are not able to raise capital and are at or near our targeted leverage ratios, we may receive smaller allocations, if any, on new investment opportunities under the Adviser’s allocation policy.

Any debt capital that is available to us in the future, including upon the refinancing of then-existing debt prior to its maturity, may be at a higher cost and on less favorable terms and conditions than costs and other terms and conditions at which we can currently obtain debt capital. In addition, if we are unable to repay amounts outstanding under any such debt financings and are declared in default or are unable to renew or refinance these debt financings, we may not be able to make new investments or operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as lack of access to the credit markets, a severe decline in the value of the U.S. dollar, an economic downturn, or an operational problem that affects third parties or us, and could materially damage our business.

We may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political, or regulatory occurrence.

We are classified as “non-diversified” under the 1940 Act. As a result, we can invest a greater portion of our assets in obligations of a single issuer than a “diversified” fund. We may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. In particular, because our portfolio of investments may lack diversification among CLO securities and related investments, we are susceptible to a risk of significant loss if one or more of these CLO securities and related investments experience a high level of defaults on the collateral that they hold.

Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so.

Under the provisions of the 1940 Act, we are permitted, as a registered closed-end management investment company, to issue senior securities (including debt securities, preferred stock and/or borrowings from banks or other financial institutions), provided we meet certain asset coverage requirements (i.e., 300% for senior securities representing indebtedness and 200% in the case of the issuance of preferred stock under current law). See “— Risks Related to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us” for details concerning how asset coverage is calculated. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales or redemptions may be disadvantageous. Also, any amounts that we use to service or repay our indebtedness would not be available for distributions to our stockholders.

We are not generally able to issue and sell shares of our common stock at a price below the then-current NAV per share (exclusive of any distributing commission or discount). We may, however, sell shares of our common stock at a price below the then-current NAV per share (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders, (3) upon the conversion of a convertible security in accordance with its terms, or (4) under such circumstances as the SEC may permit.

Significant stockholders may control the outcome of matters submitted to our stockholders or adversely impact the market price or liquidity of our securities.

To the extent any stockholder, individually or acting together with other stockholders, controls a significant number of our voting securities or any class of voting securities, they may have the ability to control the outcome of matters submitted to our stockholders for approval, including the election of directors and any merger, consolidation or sale of all or substantially all of our assets, and may cause actions to be taken that you may not agree with or that are not in your interests or those of other securityholders.

This concentration of beneficial ownership also might harm the market price of our securities by:

●	delaying, deferring or preventing a change in corporate control;

●	impeding a merger, consolidation, takeover, or other business combination involving us; or

●	discouraging a potential acquirer from making a tender offer or otherwise attempting to obtain control of us.

To the extent that any stockholder that holds a significant number of our securities is subject to temporary restrictions on resale of such securities, including certain lock-up restrictions, such restrictions could adversely affect the liquidity of trading in our securities, which may harm the market price of our securities. See “Plan of Distribution.”

We are subject to the risk of legislative and regulatory changes impacting our business or the markets in which we invest.

Legal and regulatory changes. Legal and regulatory changes could occur and may adversely affect us and our ability to pursue our investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations that could adversely affect us may be imposed by the Commodity Futures Trading Commission, or the “CFTC,” the SEC, the U.S. Federal Reserve, other banking regulators, other governmental regulatory authorities, or self-regulatory organizations that supervise the financial markets. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. We also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. Such changes, or uncertainty regarding any such changes, could adversely affect the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of the Investment Team to other types of investments in which the Investment Team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Relief from Registration as Commodity Pool Operator. With respect to our operation, the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to CFTC Rule 4.5, which imposes certain commodity interest trading restrictions on us. These trading restrictions permit us to engage in commodity interest transactions that include: (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the our assets committed to margin and option premiums; and (ii) non-bona fide hedging transactions, provided that the we do not enter into such non-bona fide hedging transactions if, immediately thereafter, (a) the sum of the amount of initial margin and premiums required to establish our commodity interest positions would exceed 5% of our liquidation value, after taking into account unrealized profits and unrealized losses on any such transactions, and (b) the aggregate net notional value of our commodity interest positions would exceed 100% of our liquidation value, after taking into account unrealized profits and unrealized losses on any such positions. In addition to meeting one of the foregoing trading limitations, interests in us may not be marketed as or in a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

In the event we fail to qualify the Adviser for the exclusion, and the Adviser is required to register as a “commodity pool operator” in connection with serving as our investment adviser and becomes subject to additional disclosure, recordkeeping and reporting requirements, our expenses may increase. We currently intend to operate in a manner that would permit the Adviser to continue to claim such exclusion.

Derivative Investments. The derivative investments in which we may invest are subject to comprehensive statutes, regulations and margin requirements. In particular, certain provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the “Dodd-Frank Act,” require certain standardized derivatives to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for us. The Dodd-Frank Act also established minimum margin requirements on certain uncleared derivatives which may result in us and our counterparties posting higher margin amounts for uncleared derivatives.

Rule 18f-4 under the 1940 Act regulates and, in some cases limits, the use of derivatives, reverse repurchase agreements, and certain other transactions by funds registered under the 1940 Act. Unless we qualify as a “limited derivatives user,” as defined in Rule 18f-4, the rule requires us to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits and reporting requirements, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding our derivatives positions. If we qualify as a limited derivatives user, Rule 18f-4 would require us to have policies and procedures to manage our aggregate derivatives risk and limit our derivatives exposure. Under the rule, when we trade reverse repurchase agreements or similar financing transactions, we need to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating our asset coverage ratio or treat all such transactions as derivatives transactions. These requirements could have an impact on us, including a potential increase in cost to enter into derivatives transactions and may require us to alter, perhaps materially, our use of derivatives.

Loan Securitizations. Section 619 of the Dodd-Frank Act, commonly referred to as the “Volcker Rule,” generally prohibits, subject to certain exemptions, covered banking entities from engaging in proprietary trading or sponsoring, or acquiring or retaining an ownership interest in, a hedge fund or private equity fund, or “covered funds,” which has been broadly defined in a way which could include many CLOs. Given the limitations on banking entities investing in CLOs that are covered funds, the Volcker Rule may adversely affect the market value or liquidity of any or all of the investments held by us. Although the Volcker Rule and the implementing rules exempt “loan securitizations” from the definition of covered fund, not all CLOs will qualify for this exemption. For example, CLOs that invest in bonds as well as loans will be treated as covered funds. Accordingly, in an effort to qualify for the “loan securitization” exemption, many current CLOs have amended their transaction documents to restrict the ability of the issuer to acquire bonds and certain other securities, which may reduce the return available to holders of CLO equity securities. Furthermore, the costs associated with such amendments are typically paid out of the cash flow of the CLO, which adversely impacts the return on our investment in any CLO equity. In addition, in order to avoid covered fund status under the Volcker Rule, it is likely that many future CLOs will contain similar restrictions on the acquisition of bonds and certain other securities, which may result in lower returns on CLO equity securities than currently anticipated.

In June 2020, the five federal agencies responsible for implementing the Volcker Rule adopted amendments to the Volcker Rule’s implementing regulations, including changes relevant to the treatment of securitizations (the “Volcker Changes”). Among other things, the Volcker Changes ease certain aspects of the “loan securitization” exclusion, and create additional exclusions from the “covered fund” definition, and narrow the definition of “ownership interest” to exclude certain “senior debt interests.” Also, under the Volcker Changes, a debt interest would no longer be considered an “ownership interest” solely because the holder has the right to remove or replace the manager following a cause-related default. The Volcker Changes were effective October 1, 2020. It is currently unclear how, or if, the Volcker Changes will affect the CLO securities in which we intend to invest.

Also, in October 2014, six federal agencies (the Federal Deposit Insurance Corporation, or the “FDIC,” the Comptroller of the Currency, the Federal Reserve Board, the SEC, the Department of Housing and Urban Development and the Federal Housing Finance Agency) adopted joint final rules implementing certain credit risk retention requirements contemplated in Section 941 of the Dodd-Frank Act, or the “Final U.S. Risk Retention Rules.” These rules were published in the Federal Register on December 24, 2014. With respect to the regulation of CLOs, the Final U.S. Risk Retention Rules require that the “sponsor” or a “majority owned affiliate” thereof (in each case as defined in the rules), will retain an “eligible vertical interest” or an “eligible horizontal interest” (in each case as defined therein) or any combination thereof in the CLO in the manner required by the Final U.S. Risk Retention Rules.

The Final U.S. Risk Retention Rules became fully effective on December 24, 2016, or the “Final U.S. Risk Retention Effective Date,” and to the extent applicable to CLOs, the Final U.S. Risk Retention Rules contain provisions that may adversely affect the return of our investments. On February 9, 2018, a three judge panel of the United States Court of Appeals for the District of Columbia Circuit, or the “DC Circuit Court,” rendered a decision in The Loan Syndications and Trading Association v. Securities and Exchange Commission and Board of Governors of the Federal Reserve System, No. 1:16-cv-0065, in which the DC Circuit Court held that open market CLO collateral managers are not “securitizers” subject to the requirements of the Final U.S. Risk Retention Rules, or the “DC Circuit Ruling.” Thus, collateral managers of open market CLOs are no longer required to comply with the Final U.S. Risk Retention Rules at this time. As such, it is possible that some collateral managers of open market CLOs will decide to dispose of the notes (or cause their majority owned affiliates to dispose of the notes) constituting the “eligible vertical interest” or “eligible horizontal interest” they were previously required to retain, or decide to take other action with respect to such notes that is not otherwise prohibited by the Final U.S. Risk Retention Rules. To the extent either the underlying collateral manager or its majority-owned affiliate divests itself of such notes, this will reduce the degree to which the relevant collateral manager’s incentives are aligned with those of the noteholders of the CLO (which may include us as a CLO noteholder), and could influence the way in which the relevant collateral manager manages the CLO assets and/or makes other decisions under the transaction documents related to the CLO in a manner that is adverse to us.

There can be no assurance or representation that any of the transactions, structures or arrangements currently under consideration by or currently used by CLO market participants will comply with the Final U.S. Risk Retention Rules to the extent such rules are reinstated or otherwise become applicable to open market CLOs. The ultimate impact of the Final U.S. Risk Retention Rules on the loan securitization market and the leveraged loan market generally remains uncertain, and any negative impact on secondary market liquidity for securities comprising a CLO may be experienced due to the effects of the Final U.S. Risk Retention Rules on market expectations or uncertainty, the relative appeal of other investments not impacted by the Final U.S. Risk Retention Rules and other factors.

In the European Union, there has also been an increase in political and regulatory scrutiny of the securitization industry. Regulation EU 2017/2402 of the European Parliament and the Council of 12 December 2017 laying down a general framework for securitization and creating a specific framework for simple, transparent and standardized securitization (as may be amended from time to time and including any delegated or implementing legislation with respect thereto, the “Securitization Regulation”) became effective on January 17, 2018 and applies to all new securitizations issued on or after January 1, 2019. The Securitization Regulation repealed and replaced the prior EU risk retention requirements with a single regime that applies to European credit institutions, investment firms, insurance and reinsurance companies, alternative investment fund managers that manage and/or market their alternative investment funds in the EU, undertakings for collective investment in transferable securities regulated pursuant to EU Directive 2009/65/EC and the management companies thereof and, subject to some exceptions, institutions for occupational pension provision (IORPs), each as set out in the Securitization Regulation (such investors, “EU Affected Investors”). Such EU Affected Investors may be subject to punitive capital requirements and/or other regulatory penalties with respect to investments in securitizations that fail to comply with the Securitization Regulation.

The Securitization Regulation restricts an EU Affected Investor from investing in securitizations unless, among other things: (a)(i) the originator, sponsor or original lender with respect to the relevant securitization will retain, on an on-going basis, a net economic interest of not less than 5% with respect to certain specified credit risk tranches or securitized exposures and (ii) the risk retention is disclosed to the investor in accordance with the Securitization Regulation; and (b) such investor is able to demonstrate that it has undertaken certain due diligence with respect to various matters, including the risk characteristics of its investment position and the underlying assets, and that procedures are established for such activities to be monitored on an on-going basis. There are material differences between the Securitization Regulation and the prior EU risk retention requirements, particularly with respect to transaction transparency, reporting and diligence requirements and the imposition of a direct compliance obligation on the “sponsor,” “originator” or “original lender” of a securitization where such entity is established in the EU.

CLOs issued in Europe are generally structured in compliance with the Securitization Regulation so that prospective investors subject to the Securitization laws can invest in compliance with such requirements. To the extent a CLO is structured in compliance with the EU Securitization laws, our ability to invest in the residual tranches of such CLOs could be limited, or we could be required to hold our investment for the life of the CLO. If a CLO has not been structured to comply with the Securitization Regulation, it will limit the ability of EEA-regulated institutional investors to purchase CLO securities, which may adversely affect the price and liquidity of the securities (including the residual tranche) in the secondary market. Additionally, the Securitization Regulation and any regulatory uncertainty in relation thereto may reduce the issuance of new CLOs and reduce the liquidity provided by CLOs to the leveraged loan market generally. Reduced liquidity in the loan market could reduce investment opportunities for collateral managers, which could negatively affect the return of our investments. Any reduction in the volume and liquidity provided by CLOs to the leveraged loan market could also reduce opportunities to redeem or refinance the securities comprising a CLO in an optional redemption or refinancing and could negatively affect the ability of obligors to refinance their collateral obligations, either of which developments could increase defaulted obligations above historic levels.

The Japanese Financial Services Agency (the “JFSA”) published a risk retention rule as part of the regulatory capital regulation of certain categories of Japanese investors seeking to invest in securitization transactions (the “JRR Rule”). The JRR Rule mandates an “indirect” compliance requirement, meaning that certain categories of Japanese investors will be required to apply higher risk weighting to securitization exposures they hold unless the relevant originator commits to hold a retention interest equal to at least 5% of the exposure of the total underlying assets in the transaction (the “Japanese Retention Requirement”) or such investors determine that the underlying assets were not “inappropriately originated.” The Japanese investors to which the JRR Rule applies include banks, bank holding companies, credit unions (shinyo kinko), credit cooperatives (shinyo kumiai), labor credit unions (rodo kinko), agricultural credit cooperatives (nogyo kyodo kumiai), ultimate parent companies of large securities companies and certain other financial institutions regulated in Japan (such investors, “Japanese Affected Investors”). Such Japanese Affected Investors may be subject to punitive capital requirements and/or other regulatory penalties with respect to investments in securitizations that fail to comply with the Japanese Retention Requirement.

The JRR Rule became effective on March 31, 2019. At this time, there are a number of unresolved questions and no established line of authority, precedent or market practice that provides definitive guidance with respect to the JRR Rule, and no assurances can be made as to the content, impact or interpretation of the JRR Rule. In particular, the basis for the determination of whether an asset is “inappropriately originated” remains unclear and, therefore, unless the JFSA provides further specific clarification, it is possible that CLO securities we have purchased may contain assets deemed to be “inappropriately originated” and, as a result, may not be exempt from the Japanese Retention Requirement. The JRR Rule or other similar requirements may deter Japanese Affected Investors from purchasing CLO securities, which may limit the liquidity of CLO securities and, in turn, adversely affect the price of such CLO securities in the secondary market. Whether and to what extent the JFSA may provide further clarification or interpretation as to the JRR Rule is unknown.

The SEC staff could modify its position on certain non-traditional investments, including investments in CLO securities.

The staff of the SEC from time to time has undertaken a broad review of the potential risks associated with different asset management activities, focusing on, among other things, liquidity risk and leverage risk. The staff of the Division of Investment Management of the SEC has, in correspondence with registered management investment companies, previously raised questions about the level of, and special risks associated with, investments in CLO securities. While it is not possible to predict what conclusions, if any, the staff may reach in these areas, or what recommendations, if any, the staff might make to the SEC, the imposition of limitations on investments by registered management investment companies in CLO securities could adversely impact our ability to implement our investment strategy and/or our ability to raise capital through public offerings, or could cause us to take certain actions that may result in an adverse impact on our stockholders, our financial condition, and/or our results of operations. We are unable at this time to assess the likelihood or timing of any such regulatory development.

General Risk Factors

Provisions of the General Corporation Law of the State of Delaware and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse effect on the price of our securities.

The General Corporation Law of the State of Delaware, or the “DGCL,” contains provisions that may discourage, delay, or make more difficult a change in control of us or the removal of our directors. Our certificate of incorporation and bylaws contain provisions that limit liability and provide for indemnification of our directors and officers. These provisions and others also may have the effect of deterring hostile takeovers or delaying changes in control or management. We are subject to Section 203 of the DGCL, the application of which is subject to any applicable requirements of the 1940 Act. This section generally prohibits us from engaging in mergers and other business combinations with stockholders that beneficially own 15% or more of our voting stock, or with their affiliates, unless our directors or stockholders approve the business combination in the prescribed manner. If our board of directors does not approve a business combination, Section 203 of the DGCL may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer.

Our bylaws provide that derivative actions brought in our name, actions against our directors, officers, other employees, or stockholders for breach of fiduciary duty and other similar actions may be brought in the Court of Chancery or the United States District Court for the District of Delaware.

Our bylaws provide that, except for any claims, suits, actions or proceedings arising under the federal securities laws, unless we consent in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of any duty owed by any director or officer or other agent of the Company to the Company or to the stockholders of the Company, (c) any action asserting a claim against the Company or any Director or officer or other agent of the Company arising pursuant to any provision of the DGCL or our certificate of incorporation or our bylaws, or (d) any action asserting a claim against the Company or any Director or officer or other agent of the Company that is governed by the internal affairs doctrine shall be the Court of Chancery or the United States District Court for the District of Delaware. Our bylaws also provide that any claims, suits, actions, or proceedings arising under federal securities laws shall be exclusively brought in the federal district counts of the United States of America.

This choice of forum provision may limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable or convenient for disputes with us or any of our directors, officers, other employees, or stockholders, which may discourage lawsuits with respect to such claims. Alternatively, if a court were to find the choice of forum provision contained in our bylaws to be inapplicable or unenforceable in an action, we may incur additional costs associated with resolving such action in other jurisdictions, which could harm our business, operating results, and financial condition.

Terrorist actions, natural disasters, outbreaks or pandemics may disrupt the market and impact our operations.

Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region, or financial market may adversely impact issuers in a different country, region, or financial market. Terrorist acts, acts of war, natural disasters, outbreaks, or pandemics may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. For example, many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS, and COVID-19. To the extent our underlying investments are overweight in certain countries, regions, companies, industries, or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

To date, certain of the CLOs in which we invest have experienced increased defaults by underlying borrowers. Obligor defaults and rating agency downgrades have caused, and may continue to cause, payments that would have otherwise been made to the CLO equity or CLO debt securities that we intend to hold to instead be diverted to buy additional loans within a given CLO or paid to senior CLO debt holders as an early amortization payment. In addition, defaults and downgrades of underlying obligors have caused, and may continue to cause, a decline in the value of CLO securities generally. If CLO cashflows or income decreases, the portion of our distribution composed of a return of capital could increase or distributions could be reduced.

In addition, future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may adversely impact the businesses in which we invest either directly or indirectly and, in turn, could have a material adverse impact on our business, operating results, and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

We are subject to risks related to cybersecurity and other disruptions to information systems.

We are highly dependent on the communications and information systems of the Adviser, the Administrator, and their affiliates, as well as certain other third-party service providers. We, and our service providers, are susceptible to operational and information security risks. While we, the Adviser, and the Administrator have procedures in place with respect to information security, technologies may become the target of cyber-attacks or information security breaches that could result in the unauthorized gathering, monitoring, release, misuse, loss, or destruction of our and/or our stockholders’ confidential and other information, or otherwise disrupt our operations or those of our service providers. Disruptions or failures in the physical infrastructure or operating systems and cyber-attacks or security breaches of the networks, systems, or devices that we and our service providers use to service our operations, or disruption or failures in the movement of information between service providers, could disrupt and impact the service providers’ and our operations, potentially resulting in financial losses, the inability of our stockholders to transact business and of us to process transactions, inability to calculate our NAV, misstated or unreliable financial data, violations of applicable privacy and other laws, regulatory fines, penalties, litigation costs, increased insurance premiums, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Our service providers’ policies and procedures with respect to information security have been established to seek to identify and mitigate the types of risk to which we and our service providers are subject. As with any risk management system, there are inherent limitations to these policies and procedures as there may exist, or develop in the future, risks that have not been anticipated or identified. There can be no assurance that we or our service providers will not suffer losses relating to information security breaches (including cyber attacks) or other disruptions to information systems in the future.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

All statements contained in or incorporated by reference into this prospectus, other than historical facts, may constitute “forward-looking statements.” These statements may relate to, among other things, future events or our future operating results, actual and potential conflicts of interest with the Adviser and its affiliates, and the adequacy of our financing sources and working capital, among other factors. In some cases, you can identify forward-looking statements by terminology such as “estimate,” “may,” “might,” “believe,” “will,” “provided,” “anticipate,” “future,” “could,” “growth,” “plan,” “project,” “intend,” “expect,” “should,” “would,” “if,” “seek,” “possible,” “potential,” “likely” or the negative or other variations of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include:

●	changes in the economy and the capital markets;

●	risks associated with negotiation and consummation of pending and future transactions;

●	changes in our investment objectives and strategy;

●	availability, terms (including the possibility of interest rate volatility) and deployment of capital;

●	changes in interest rates, exchange rates, regulation or the general economy;

●	changes in governmental regulations, tax rates and similar matters;

●	our ability to exit investments in a timely manner;

●	our ability to maintain our qualification as a RIC;

●	use of the proceeds as described in this prospectus or a prospectus supplement;

●	our ability to sell our securities in an offering in the amounts and on the terms contemplated, or at all; and

●	those factors described in the “Risk Factors” section of this prospectus.

We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. We have based forward-looking statements on information available to us on the date of this prospectus. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus, except as otherwise required by applicable law. The forward-looking statements contained in this prospectus are excluded from the safe harbor protection provided by the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”).

USE OF PROCEEDS

Unless otherwise specified in the applicable prospectus supplement, we intend to use the proceeds from the sale of our securities by us pursuant to this prospectus to acquire investments in accordance with our investment objectives and strategies described in this prospectus, to make distributions to our stockholders and for general working capital purposes. In addition, we may also use all or a portion of the net proceeds from the sale of our securities by us to repay any Preferred Stock or outstanding indebtedness at the time of the offering, including any borrowings from the CIBC Credit Facility. We currently anticipate that it will generally take approximately three to six months after the completion of any offering of securities by us to invest substantially all of the net proceeds of the offering in our targeted investments, although such period may vary and depends on the size of the offering and the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. We cannot assure you we will achieve our targeted investment pace, which may negatively impact our returns. Until appropriate investments or other uses can be found, we will invest in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less, which we expect will have returns substantially lower than the returns that we anticipate earning from investments in CLO securities and related investments. Investors should expect, therefore, that before we have fully invested the proceeds of the offering in accordance with our investment objectives and strategies, assets invested in these instruments would earn interest income at a modest rate, which may not exceed our expenses during this period. To the extent that the net proceeds from an offering have not been fully invested in accordance with our investment objectives and strategies prior to the next payment of a distribution to our stockholders, a portion of the proceeds may be used to pay such distribution and may represent a return of capital.

We will not receive any proceeds from any sale of common stock by the selling stockholder. Pursuant to the Registration Rights Agreement, we have agreed to pay all of the fees and expenses relating to the registration of the selling stockholder’s securities covered by this prospectus. Expenses incurred that are not covered under the Registration Rights Agreement will be borne by each respective party that incurs such expense.

SENIOR SECURITIES

Information about the Company’s outstanding senior securities as of the end of each fiscal year since its inception and as of March 31, 2025 may be found in the Notes to the Audited Financial Statements for the period from June 13, 2024 (commencement of operations) to March 31, 2025 in the Company’s amended annual report on Form N-CSR/A filed pursuant to Rule 30b2-1 under the 1940 Act for the fiscal year ended March 31, 2025, filed with the SEC on June 24, 2025, which is incorporated by reference herein.

PRICE RANGE OF COMMON STOCK

Our common stock began trading on June 14, 2024 and is currently traded on the NYSE under the symbol “SPMC.” The following table lists the high and low closing sale price for our common stock, the high and low closing sale price as a percentage of NAV and distributions declared per share each quarter since June 14, 2024.

		Closing Sales Price		Premium (Discount) of High Sales Price to	Premium (Discount) of Low Sales Price to	Distributions
Period	NAV(1)	High	Low	NAV(2)	NAV(2)	Declared
Fiscal year ending March 31, 2025
First quarter June 30, 2024(3)	$19.91	$20.07	$19.90	0.80%	-0.05%	-
Second quarter ended September 30, 2024	$19.59	$20.35	$19.02	3.88%	-2.91%	$0.70
Third quarter ended December 31, 2024	$20.52	$21.41	$18.75	4.34%	-8.63%	$0.66
Fourth quarter ended March 31, 2025	$18.78	$22.11	$19.72	17.73%	5.01%	$0.72

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	Calculated as of the respective high or low closing sales price divided by the quarter end NAV.
(3)	The Company commenced operations on June 13, 2024.

Shares of closed-end management investment companies may trade at a market price that is less than the NAV that is attributable to those shares. The possibility that the Company’s shares of common stock will trade at a discount to NAV or at a premium that is unsustainable over the long term is separate and distinct from the risk that the Company’s NAV will decrease. It is not possible to predict whether the Company’s shares will trade at, above or below NAV in the future. Our NAV per share was $18.78 as of March 31, 2025. The closing sales price for shares of the Company’s common stock on the NYSE on March 31, 2025 was $19.94, which represented a 6.18% premium to NAV per share. As of March 31, 2025, there were 19 stockholders of record of the Company’s common stock (which does not reflect holders whose shares are held in street name by a broker, bank or other nominee).

BUSINESS

We are a newly organized, externally managed, non-diversified, closed-end management investment company that has registered as an investment company under the 1940 Act.

Our Structure and Formation Transactions

We were organized as Sound Point Meridian Capital, LLC, a Delaware limited liability company, on May 13, 2022. Effective March 13, 2024, we converted from a Delaware limited liability company to a Delaware corporation under the name Sound Point Meridian Capital, Inc. On or around the time of the commencement of our operations and immediately prior to the completion of our IPO, Sound Point Meridian Master Fund, a former Cayman Islands exempted limited partnership that owned 100% of our common stock, transferred all its assets and other portfolio securities and liabilities into us in exchange for shares of our common stock, which shares were then distributed by Sound Point Meridian Master Fund to its limited partners in liquidation of Sound Point Meridian Master Fund. We refer to this transaction as the “Sound Point Reorganization.” Sound Point Meridian Master Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that were, in all material respects, equivalent to those of us, and the assets and other portfolio securities that were held by Sound Point Meridian Master Fund were comprised of certain equity and mezzanine tranches of CLOs and loan accumulation facilities.

Our primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve our investment objectives by investing primarily in third-party CLO equity and mezzanine tranches of predominately U.S.-dollar denominated CLOs backed by corporate leveraged loans issued primarily to U.S. obligors. This investment strategy looks to opportunistically shift between the primary and secondary CLO markets, seeking to identify the most compelling relative value. Our focus is on the primary CLO market (i.e., acquiring securities at the inception of a CLO) when the discrepancy between the value of a CLO’s assets and liabilities is believed to present an attractive investment opportunity. We will opportunistically switch to the secondary market (i.e., acquiring existing CLO securities) during times of market volatility or when we identify attractive investment opportunities. The Adviser aims to identify top-tier CLO managers with proven track records of outperformance through increasing the value of the loans held by the CLO, generation of high equity distributions and active portfolio management. Additionally, the strategy is focused on CLOs with attractive structures, which include flexibility for the CLO manager, strong cushions on covenants and cashflow ratios, terms that are favorable to the holders of CLO equity securities and reinvestment periods that are consistent with the Adviser’s current market views.

We may also invest in other securities and instruments that the Adviser believes are consistent with our investment objectives, including, among other investments, junior debt tranches of CLOs and loan accumulation facilities. The amount that we will invest in other securities and instruments will vary from time to time and, as such, may constitute a material part of our portfolio on any given date, based on the Adviser’s assessment of prevailing market conditions. The CLO equity securities in which we primarily seek to invest are typically unrated and are considered speculative with respect to timely payment of interest and repayment of principal. The CLO equity securities in which we intend to invest are highly leveraged (with CLO equity securities typically being leveraged nine to 13 times), which magnifies our risk of loss on such investments. Loan accumulation facilities are short- to medium-term facilities, often provided by the bank that will serve as the placement agent or arranger on a CLO transaction. Loan accumulation facilities typically incur leverage between four and six times prior to a CLO’s pricing.

These investment objectives are not fundamental policies of ours and may be changed by our board of directors without prior approval of our stockholders.

Our Competitive Advantages

We believe that we are well positioned to take advantage of investment opportunities in CLO securities and related investments due to the following competitive advantages:

●	Fundamental credit analysis. The Investment Team combines its in-house credit views with proprietary analytical tools to assess underlying loans in CLO collateral portfolios. CLO trustees typically provide CLO reporting on a monthly basis, which includes information on the current collateral portfolio (loan size, loan spread, industry) as well as month-over-month portfolio changes through manager trading (purchases and sales) and prepayment activity. The Investment Team’s proprietary tools aggregate trustee-reported data with market data such as current loan pricing and rating information. The Investment Team forms a credit watchlist based on this information, which is then used to analyze collateral risk of existing and potential investments. The Adviser believes this differentiated approach is a crucial competitive advantage, particularly in times of market stress.

●	Manager selection and due diligence. We utilize the Adviser’s proprietary manager rating system in an effort to select an optimal set of managers with varied investment styles. The CLO market tends to price manager risk inefficiently. Typically, deals from larger, established platforms trade tighter than smaller managers, regardless of performance. The Adviser’s manager rating process is intended to identify managers that it believes are likely to outperform, thereby seeking to deliver alpha to investors.

●	Flexible and disciplined approach. Our investment strategy is tailored to current market opportunities. The Adviser will invest in both the primary and secondary CLO markets based on current relative value. In the primary market, the Adviser believes better economics are achieved through early deal access and investment flexibility in terms of risk and size (majority or minority positions). In the secondary market, the Adviser believes its analysis of collateral risk identifies investments with the most compelling risk/reward profile. The Adviser allocates our portfolio between CLO equity and mezzanine tranches based on the expected return relative to the credit risk of each tranche. The Adviser aims to opportunistically allocate the portfolio across all these elements, as well as rotate our portfolio (through purchases and sales) as investment risks evolve.

●	Active portfolio management. Risk in CLO tranches evolves as a function of the credit risk in the underlying portfolios, the performance and behavior of the manager and overall macro credit views. The Adviser views the CLO market as generally slow to reprice a change in risk profile of tranches due to data and complexity issues. The Adviser believes active portfolio management can mitigate these risks and improve returns.

Certain Investment Techniques

Leverage. We may use leverage to the extent permitted by the 1940 Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes, or preferred stock, and leverage attributable to reverse repurchase agreements or similar transactions. In contrast to the CLOs in which we will invest, which are typically highly leveraged, we intend to use relatively limited amounts of leverage (generally expected to consist of borrowing or the issuance of preferred stock or debt securities), in order to optimize the returns to our stockholders. We seek to use appropriate leverage that enhances returns without creating undue risk in the portfolio in the case that the CLO market weakens. Over time, the Adviser may decide that it is appropriate to use more leverage to purchase assets or for other purposes, or to reduce leverage by repaying any outstanding facilities.

We currently anticipate incurring leverage in an amount up to approximately 35% of our total assets (as determined immediately after the leverage is incurred) by virtue of our entering into the CIBC Credit Facility and potentially other credit facilities, or through the issuance of preferred stock, including the Series A Preferred Shares and the Series B Preferred Shares, or debt securities. We entered into the CIBC Credit Facility, and may enter into other revolving facilities, in order to allow us to draw capital in the case that current cash available to pay dividends is lower than our anticipated run-rate cash dividend, or in the case that asset values in the CLO market fall in a way as to make new investments attractive, in which case we may incur leverage in excess of approximately 35% of our total assets. The Adviser would decide whether or not it is beneficial to us to use leverage at any given time. Such facilities would be committed, but subject to certain restrictions that may not allow us to draw capital even if the Adviser deems it favorable to do so. Such facilities, if drawn, would become senior in priority to our common stock. The facilities would also earn an undrawn commitment fee that we would pay on an ongoing basis, regardless of whether we draw on the facilities or not.

Instruments that create leverage are generally considered to be senior securities under the 1940 Act. With respect to senior securities representing indebtedness (i.e., borrowings or deemed borrowings), other than temporary borrowings, as defined under the 1940 Act, we are required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock, including the Series A Preferred Shares and the Series B Preferred Shares), we are required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock.

In connection with any credit facility, the lender may impose specific restrictions as a condition to borrowing. The credit facility fees may include upfront structuring fees and ongoing commitment fees (including fees on amounts undrawn on the facility) in addition to the traditional interest expense on amounts borrowed. The credit facility may involve a lien on our assets. Similarly, to the extent we issue shares of preferred stock or notes, we may be subject to fees, covenants, and investment restrictions required by a national securities rating agency as a result. Such covenants and restrictions imposed by a rating agency or lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on us by the 1940 Act. While it is not anticipated that these covenants or restrictions will significantly impede the Adviser in managing our portfolio in accordance with our investment objectives and policies, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, we would not be able to utilize as much leverage as we otherwise could have, which could reduce our investment returns. In addition, we expect that any notes we issue or credit facility we enter into would contain covenants that may impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations, and currency hedging requirements on us. These covenants would also likely limit our ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies, and engage in certain transactions, including mergers and consolidations. Such restrictions could cause the Adviser to make different investment decisions than if there were no such restrictions and could limit the ability of the board of directors and our stockholders to change fundamental investment policies.

While we cannot control the market value of our investments, the Adviser can determine to draw on the CIBC Credit Facility or any future planned leverage facility to purchase new assets at a time of market dislocation. Such purchases, if made, can mitigate price drops in the current portfolio by making new asset purchases at a discount. Further, such purchases can potentially contribute to an increase in net asset value of the portfolio upon a market rebound than if the purchases were not made. Our willingness to utilize leverage, and the amount of leverage we incur, will depend on many factors, the most important of which are investment outlook, market conditions, and interest rates. Successful use of a leveraging strategy may depend on our ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed. Any leveraging cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with our investment objectives and policies. See “Risk Factors — Risks Related to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and increase the risk of investing in us.”

Preferred Stock. We are authorized to issue 50,000,000 shares of preferred stock. Costs of the offering of any preferred stock that we issue will be borne immediately at such time by holders of our common stock and result in a reduction of the NAV per share of our common stock at that time. Under the requirements of the 1940 Act, we must, immediately after the issuance of any preferred stock, have an “asset coverage” of at least 200%. Asset coverage means the ratio by which the value of our total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing our indebtedness, if any, plus the aggregate liquidation preference of the preferred stock. If we seek a rating of the preferred stock, additional asset coverage requirements, which may be more restrictive than those imposed by the 1940 Act, may be imposed.

Derivative Transactions. We may engage in Derivative Transactions from time to time. To the extent we engage in Derivative Transactions, we expect to do so to hedge against interest rate, credit and/or other risks, or for other investment or risk management purposes. We may use Derivative Transactions for investment purposes to the extent consistent with our investment objectives if the Adviser deems it appropriate to do so. We may purchase and sell a variety of derivative instruments, including exchange-listed and OTC options, futures, options on futures, swaps and similar instruments, various interest rate transactions, such as swaps, caps, floors, or collars, and credit default swaps. We also may purchase and sell derivative instruments that combine features of these instruments.

The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to CFTC Rule 4.5, which imposes certain commodity interest trading restrictions on us, and we currently intend to operate in a manner that would permit us to continue to claim such exclusion. See “Risk Factors — Risks Relating to Our Business and Structure — We are subject to the risk of legislative and regulatory changes impacting our business or the markets in which we invest” and “Risk Factors — Risks Related to Our Investments — We are subject to risks associated with any hedging or Derivative Transactions in which we participate.”

Illiquid Transactions. Generally, investments will be purchased or sold by us in private markets, including securities that are not publicly traded or that are otherwise illiquid and securities acquired directly from the issuer.

Temporary Defensive Position. We may take a temporary defensive position and invest all or a substantial portion of our total assets in cash or cash equivalents, government securities, or short-term fixed income securities during periods in which we believe that adverse market, economic, political or other conditions make it advisable to maintain a temporary defensive position. As the CLOs and loan accumulation facilities in which we invest are generally illiquid in nature, we may not be able to dispose of such investments and take a defensive position. To the extent that we invest defensively, we likely will not achieve our investment objectives.

Co-Investment with Affiliates. In certain instances, we expect to co-invest on a concurrent basis with other accounts managed by the Adviser and certain of the Adviser’s affiliates and may do so, subject to compliance with applicable regulations and regulatory guidance and the Adviser’s written allocation procedures. We and the Adviser received exemptive relief from the SEC on May 15, 2024, to permit us and certain of our affiliates to participate in certain negotiated co-investments alongside other accounts managed by the Adviser or certain of its affiliates, subject to certain conditions. A copy of the application for exemptive relief, including all of the conditions and the related order, is available on the SEC’s website at www.sec.gov.

Competition

We intend to compete for investments in CLO securities with other investment funds (including asset managers, business development companies, mutual funds, pension funds, private equity funds, and hedge funds) as well as traditional financial services companies such as commercial banks, investment banks, finance companies, and insurance companies.

Additionally, because competition for higher-yielding investment opportunities generally has increased, many new investors have entered the CLO market over the past few years. As a result of these new entrants, competition for investment opportunities in CLO securities may intensify. Many of these entities have greater financial and managerial resources than we do. We believe we are able to compete with these entities on the basis of the Investment Team’s deep and highly specialized CLO market experience, the Adviser’s relative size and prominence in the CLO market, and the Investment Team’s longstanding relationships with many CLO collateral managers.

THE ADVISER AND THE ADMINISTRATOR

Our board of directors is responsible for the overall management and supervision of our business and affairs, including the appointment of advisers and sub-advisers. Pursuant to the Investment Advisory Agreement, our board of directors has appointed the Adviser as our investment adviser.

The Adviser

The Adviser was formed as a Delaware limited liability company on May 11, 2022 and is registered as an investment adviser with the SEC. The Adviser is majority owned by Sound Point Capital Management, a registered investment adviser. As of March 31, 2025, Sound Point Capital Management had approximately $42.7 billion of total assets under management for investment in CLO securities, opportunistic credit, structured credit, specialty finance and marketplace lending, commercial real estate credit and other investments.2 Stephen Ketchum holds a controlling interest in the common equity of Sound Point Capital Management. In addition to Mr. Ketchum, certain principals of Stone Point, a private equity firm, a third-party permanent capital fund managed by Blue Owl, an investment adviser principally owned, through certain intermediary vehicles, by Blue Owl Capital Inc. (NYSE: OWL), and AGUS, a Delaware corporation and a wholly owned subsidiary of Assured Guaranty Ltd. (NYSE: AGO), a limited company organized under the laws of Bermuda, each holds a minority common equity interest in Sound Point Capital Management. Limited partners of Sound Point Capital Management that have contributed, or have the right to receive, 5% or more of Sound Point Capital Management’s capital upon its dissolution, include Mr. Ketchum, Blue Owl, AGUS and two senior principals of Stone Point. Sound Point Capital Management’s general partner, SPC Partners GP, LLC, is a Delaware limited liability company that is controlled by Mr. Ketchum. The Adviser is located at 375 Park Avenue, 34th Floor, New York, NY 10152.

In addition to managing our investments, the Adviser’s affiliates and the members of the Investment Team manage investment accounts for other clients, including pooled investment vehicles. Many of these accounts pursue an investment strategy that substantially or partially overlaps with the strategy that we intend to pursue. See “Conflicts of Interest.”

Portfolio Managers

We are managed by members of the Investment Team. The Investment Team is led by Ujjaval Desai. The Investment Team is responsible for our day-to-day investment management and the implementation of our investment strategy and process.

Each member of the Investment Team is a CLO industry specialist who has been directly involved in the CLO market for the majority of his or her career and has built relationships with key market participants, including CLO collateral managers, investment banks, and investors. We believe that the complementary, yet highly specialized, skill set of each member of the Investment Team, and the established platform consisting of investment management and operations / business management, provides the Adviser with a competitive advantage in its CLO-focused investment strategy.

Biographical information on the CLO Investment Team is set forth below:

Stephen J. Ketchum, Managing Partner/Portfolio Manager/Member of Board of Managers of Sound Point Capital Management. Mr. Ketchum is the founder and principal owner of Sound Point Capital Management. Previously, Mr. Ketchum was Global Head of Media Investment and Corporate Banking for Banc of America Securities (“BofA”), where he was a member of the Global Investment Banking Leadership Team. As Global Head of Media & Telecom Banking, Mr. Ketchum was responsible, together with a risk partner, for a multi-billion-dollar portfolio of corporate loans and bonds, which was used to support investment banking activities. Prior to joining BofA, he was a Managing Director at UBS in the TMT Investment Banking Group. From 1990 to 2000, he was employed in the Investment Banking Department of Donaldson, Lufkin & Jenrette, most recently as a Managing Director. Mr. Ketchum is a Vice President of the Board of Trustees of the East Side House Settlement and also sits on the Board of Directors for the New York Police & Fire Widows’ & Children’s Benefit Fund and the Museum of the City of New York. He earned his B.A. from New England College magna cum laude and an M.B.A. from the Harvard Business School.

[2]	Sound Point Capital Management AUM provided as of March 31, 2025. AUM does not include redemptions received or liquidations that may be in effect after March 31, 2025. AUM does include, where relevant, committed capital to discretionary draw-down vehicles that have not yet been drawn, entities that are not open to new investors and/or are in the process of winding down and represents the closed total commitment of all loans managed by commercial real estate credit as of March 31, 2025, including inherited portfolios managed that were originated by another manager and assets attributable to a non-advisory client.

Ujjaval Desai, Head of Structured Products Investing/Portfolio Manager, Structured Credit Investing. Mr. Desai joined Sound Point Capital Management in 2019 and is currently Head of Structured Products Investing and a Portfolio Manager for the Sound Point Harbor Fund, LP and Sound Point CLO Fund, L.P. The Sound Point Harbor Fund, LP and the Sound Point Harbor Offshore Fund, LP are domestic and offshore feeder funds, respectively, in a master-feeder structure with Sound Point Harbor Master Fund, LP. The Sound Point CLO Fund, L.P. and the Sound Point CLO Fund, Ltd. are domestic and offshore feeder funds, respectively, in a master-feeder structure with Sound Point CLO Master Fund. Additionally, Mr. Desai serves on numerous committees of Sound Point Capital Management, including: Management, Risk, CLO Risk, Allocation, and ESG. Prior to joining Sound Point Capital Management, Mr. Desai was a Partner at Ares Management, where he was the Head of Global Structured Products & European Liquid Loans and served as a Portfolio Manager for over $6 billion of structured credit funds and CLOs. Prior to his six years at Ares, Mr. Desai was Co-Founder and Managing Partner of Indicus Advisors, a structured credit and leveraged finance asset manager, which was started in 2006 and sold to Ares in 2011. Prior to Indicus Advisors, Mr. Desai was Head of Structured Credit origination and structuring business at J.P. Morgan in London and Goldman Sachs in London and New York. Having started his career in 1996, Mr. Desai has been one of the earliest participants in the CLO markets, with significant origination, structuring and investment expertise. Mr. Desai earned a B.S., M.S., and M.Eng in Electrical Engineering and Computer Science from the Massachusetts Institute of Technology.

Matt Seifert, Co-Portfolio Manager, Structured Products Investing. Mr. Seifert joined Sound Point Capital Management in 2017 and is currently a Co-Portfolio Manager of Structured Products Investing. Additionally, Mr. Seifert serves on the following committees of Sound Point Capital Management: Best Execution, Allocation, Risk, and CLO Risk. Prior to joining Sound Point Capital Management, Mr. Seifert was a Vice President in the CLO Investment Management and Structuring team of the Leveraged Finance Group at American Capital (“ACAS”), where he was responsible for evaluating and executing principal CLO investments for the firm and structuring various ACAS-managed CLOs and funds. Prior to ACAS, Mr. Seifert was with PNC Capital Markets’ Asset Backed Finance group, where he focused on the origination and structuring and investing of broadly syndicated and middle-market CLOs. Mr. Seifert began his career as an aerospace and flight dynamics engineer for the Orbital Sciences Corporation, where he focused on spacecraft mission analysis and design. Mr. Seifert earned a B.S. in Engineering with a concentration in Aerospace Engineering, a M.Eng. in Space Engineering and a M.S.E. in Financial Engineering, all from University of Michigan.

Dylan Leahy, Director, Structured Products Investing. Mr. Leahy joined Sound Point Capital Management in 2019 and is currently a Director on the Structured Products Investing team. Prior to joining Sound Point Capital Management, Mr. Leahy was a CLO Analyst at New York Life Investors (“NYL”), where he was responsible for the structuring and portfolio analysis of NYL-managed CLOs. Prior to NYL, Mr. Leahy was an Associate at Ares Management (and ACAS prior to the merger) for three years, where he focused on the surveillance and valuation of third-party CLO investments. Mr. Leahy began his career as a Consultant at Deloitte. Mr. Leahy earned a B.S. in Finance and Accounting from the University of Maryland.

Compensation of Portfolio Managers. The investment professionals are paid out of the total revenues of the Adviser and certain of its affiliates, including the advisory fees earned with respect to providing advisory services to us. Professional compensation at the Adviser is structured so that key professionals benefit from strong investment performance generated on the accounts that the Adviser and such affiliates manage and from their longevity with the Adviser. Each member of the Investment Team receives long-term incentives as well as a fixed base salary and an annual market and performance-based cash bonus. The bonus is based on both quantitative and qualitative analysis of several factors, including the profitability of the Adviser and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by our long-term performance and the value of our assets as well as the portfolios managed for the Adviser’s and such affiliates’ other clients.

Securities Owned in the Company by Portfolio Managers. The table below sets forth the dollar range of the value of the shares of our common stock that are owned beneficially by each portfolio manager as of March 31, 2025. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Company(1)
Stephen J. Ketchum	Over $1,000,000
Ujjaval Desai	Over $1,000,000
Matt Seifert	$50,001 – $100,000
Dylan Leahy	$50,001 – $100,000

(1)	Dollar ranges are as follows: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; or over $1,000,000.

Investment Advisory Agreement

Services. Subject to the overall supervision of our board of directors, the Adviser manages the day-to-day operations of, and provides investment advisory and management services to, us. Under the terms of our Investment Advisory Agreement, the Adviser:

●	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

●	identifies, evaluates, and negotiates the structure of the investments we make (including performing due diligence on our prospective investments);

●	executes, closes, services and monitors the investments we make;

●	determines the securities and other assets that we purchase, retain or sell; and

●	provides us with such other investment advisory, research and related services as we may from time to time reasonably require for the investment of our funds.

The Adviser’s services under the Investment Advisory Agreement are not exclusive, and both it and its members, officers and employees are free to furnish similar services to other persons and entities so long as its services to us are not impaired.

The Investment Advisory Agreement was approved by the board of directors on March 19, 2024. A discussion regarding the basis for the board of directors’ approval of the Investment Advisory Agreement was included in our semi-annual report for the period ended September 30, 2024.

Duration and Termination. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect if approved annually (after an initial two-year term) by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not “interested persons” of any party to such agreement, as such term is defined in Section 2(a)(19) of the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may also be terminated by our board of directors or the affirmative vote of a majority of our outstanding voting securities without penalty upon not less than 60 days’ written notice to the Adviser and by the Adviser upon not less than 90 days’ written notice to us.

Indemnification. The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser and its officers, managers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs, and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory Agreement or otherwise as our investment adviser.

Base Management Fee and Incentive Fee. We pay the Adviser a fee for its services under the Investment Advisory Agreement consisting of two components: a base management fee and an incentive fee. To the extent permitted by applicable law, the Adviser may elect to defer all or a portion of these fees for a specified period of time.

The base management fee equals an annual rate of 1.75% of our Total Equity Base and is calculated and payable quarterly in arrears. “Total Equity Base” means the NAV attributable to the common stock (prior to the application of the base management fee or incentive fee) and the paid-in or stated capital of the preferred interests in the Company (howsoever called), if any, including the Series A Preferred Shares and the Series B Preferred Shares.

In addition, we pay the Adviser an incentive fee based on our performance. The incentive fee is calculated and payable quarterly in arrears and equals 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter, subject to a hurdle and a “catch up” feature. No incentive fees are payable to our investment adviser in respect of any capital gains. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement and any interest expense and/or dividends paid on any issued and outstanding debt or preferred interests, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, payment-in-kind interest and zero-coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized or unrealized capital gains or realized or unrealized losses.

Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 2.00% per quarter.

The incentive fee in each calendar quarter is paid to the Adviser as follows:

●	no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle of 2.00%;

●	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle but is less than 2.50% in any calendar quarter. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.50%) as the “catch-up.” The “catch-up” is meant to provide the Adviser with 20% of our Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if this net investment income meets or exceeds 2.50% in any calendar quarter; and

●	20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.50% in any calendar quarter is payable to the Adviser (that is, once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is paid to the Adviser).

You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to the Adviser with respect to Pre-Incentive Fee Net Investment Income.

The portion of such incentive fee that is attributable to deferred interest (such as payment-in-kind interest or original issue discount) will be paid to the Adviser, without interest, only if and to the extent we actually receive such deferred interest in cash, and any accrual will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such amounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction of the incentive fees for such quarter.

No incentive fee is payable to the Adviser on capital gains, whether realized or unrealized. In addition, the amount of the incentive fee is not affected by any realized or unrealized losses that we may suffer.

The payment of monthly dividends on our preferred stock, if any (including on any shares of preferred stock that may be held by officers or other affiliates of the Adviser), including the Series A Preferred Shares and the Series B Preferred Shares, is not subject to Pre-Incentive Fee Net Investment Income meeting or exceeding any hurdle rate.

The following is a graphical representation of the calculation of the incentive fee as well as examples of its application.

Quarterly Incentive Fee Based on Net Investment Income

Pre-Incentive Fee Net Investment Income
(expressed as a percentage of the value of net assets)

Examples of Quarterly Incentive Fee Calculation
(amounts expressed as a percentage of the value of net assets, and are not annualized)*

Alternative 1:

Assumptions

Investment income (including interest, distributions, fees, etc.) = 1.25%

Hurdle rate(1) = 2.00%

Base management fee(2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%

Pre-Incentive Fee Net Investment Income

(investment income – (base management fee + other expenses)) = 0.5625%

Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate, therefore there is no incentive fee.

Alternative 2:

Assumptions

Investment income (including interest, distributions, fees, etc.) = 2.70%

Hurdle rate(1) = 2.00%

Base management fee(2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%

Pre-Incentive Fee Net Investment Income

(investment income – (base management fee + other expenses)) = 2.0125%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, therefore there is an incentive fee.

Incentive fee = (100% × “Catch-Up”) + (the greater of 0% AND (20% × (Pre-Incentive Fee Net Investment Income – 2.50%)))

= (100.0% × (Pre-Incentive Fee Net Investment Income – 2.00%)) + 0%

= 100.0% × (2.0125% –2.00%)

= 100.0% × 0.0125%

= 0.0125%

Alternative 3:

Assumptions

Investment income (including interest, distributions, fees, etc.) = 3.25%

Hurdle rate(1) = 2.00%

Base management fee(2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%

Pre-Incentive Fee Net Investment Income

(investment income – (base management fee + other expenses)) = 2.5625%

(1)	Represents 8.00% annualized hurdle rate.
(2)	Represents 1.75% annualized base management fee.
(3)	Excludes organizational and offering expenses.

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, therefore there is an incentive fee.

Incentive fee = (100% × “Catch-Up”) + (the greater of 0% AND (20% × (Pre-Incentive Fee Net Investment Income – 2.50%)))

= (100.0% × (2.50% – 2.00%)) + (20% × (Pre-Incentive Fee Net Investment Income – 2.50%))

= (100.0% × (2.50% – 2.00%)) + (20% × (2.5625% – 2.50%))

= 0.50% + 0.0125%

= 0.5125%

Payment of Expenses. All investment professionals of the Adviser and its staff, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. We bear all other costs and expenses of our operations and transactions, including, without limitation, those relating to: (1) calculating our NAV (including the costs and expenses of any independent valuation firm or pricing service); (2) interest payable on debt, if any, incurred to finance our investments; (3) fees and expenses, including legal fees and expenses and travel expenses, incurred by the Adviser or payable to third parties in performing due diligence on prospective investments, monitoring our investments and, if necessary, enforcing our rights; (4) amounts payable to third parties relating to, or associated with, evaluating, making and disposing of investments; (5) brokerage fees and commissions; (6) federal and state registration fees; (7) exchange listing fees; (8) federal, state, and local taxes; (9) costs of offerings or repurchases of our common stock and other securities; (10) the base management fee and incentive fees payable under the Investment Advisory Agreement; (11) distributions on our common stock and other securities, including preferred stock, as applicable; (12) administration fees payable to the Administrator under the Administration Agreement; (13) transfer agent and custody fees and expenses; (14) independent director fees and expenses; (15) the costs of any reports, proxy statements, or other notices to our stockholders, including printing costs; (16) costs of holding meetings of our stockholders; (17) litigation, indemnification, and other non-recurring or extraordinary expenses; (18) fees and expenses associated with marketing and investor relations efforts; (19) dues, fees, and charges of any trade association of which we are a member; (20) direct costs and expenses of our administration and operation, including printing, mailing, telecommunications, and staff, including fees payable in connection with outsourced administration functions; (21) fees and expenses associated with independent audits and outside legal costs; (22) our fidelity bond; (23) directors’ and officers’/errors and omissions liability insurance, and any other insurance premiums; (24) costs associated with our reporting and compliance obligations under the 1940 Act and applicable U.S. federal and state securities laws; and (25) all other expenses reasonably incurred by us or the Administrator in connection with administering our business or incurred by the Administrator on our behalf, such as the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including, but not limited to, rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the costs of compensation and related expenses of our chief compliance officer, chief financial officer, and their respective support staff.

License Agreement

We have entered into a license agreement, or the “License Agreement,” with the Adviser, pursuant to which the Adviser has granted us a non-exclusive, royalty-free license to use the “Sound Point” name and logo. Under the License Agreement, we have a right to use the “Sound Point” name and logo for so long as the Adviser or one of its affiliates remains our investment adviser. The License Agreement is terminable by either party at any time in its sole discretion upon 60 days’ prior written notice and is also terminable by the Adviser in the case of certain events, including certain events of non-compliance. Other than with respect to this license, we have no legal right to the “Sound Point” name and logo.

*	The hypothetical amount of Pre-Incentive Fee Net Investment Income shown is based on a percentage of net assets.

The Administrator and the Administration Agreement

We have entered into the Administration Agreement, pursuant to which the Administrator furnishes us with office facilities, equipment, and clerical, bookkeeping, and record-keeping services at such facilities. Under the Administration Agreement, the Administrator performs, or arranges for the performance of, our required administrative services, which include being responsible for the financial records that we are required to maintain and preparing reports to our stockholders. In addition, the Administrator provides us with accounting services, assists us in determining and publishing our NAV, oversees the preparation and filing of our tax returns, monitors our compliance with tax laws and regulations, and prepares, and assists us with any audits by an independent public accounting firm of, our financial statements. The Administrator is also responsible for the printing and dissemination of reports to our stockholders and the maintenance of our website. It provides support for our investor relations, generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others, and provides such other administrative services as we may from time to time designate. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement. Our allocable portion of such total compensation is based on an allocation of the time spent on us relative to other matters. To the extent the Administrator outsources any of its functions, we pay the fees on a direct basis, without profit to the Administrator.

Certain accounting and other administrative services have been delegated by the Administrator to SS&C ALPS. The Administration Agreement may be terminated by us without penalty upon not less than 60 days’ written notice to the Administrator and by the Administrator upon not less than 90 days’ written notice to us. The Administration Agreement will remain in effect if approved by the board of directors, including by a majority of our independent directors, on an annual basis.

When considering the approval of the Administration Agreement, the board of directors considers, among other factors, (i) the reasonableness of the compensation paid by us to the Administrator and any third-party service providers in light of the services provided, the quality of such services, any cost savings to us as a result of the arrangements, and any conflicts of interest, (ii) the methodology employed by the Administrator in determining how certain expenses are allocated to the Company, the Adviser and other relevant persons, (iii) the breadth, depth, and quality of such administrative services provided, (iv) the at-cost nature of the compensation provided by the Adviser to the Company, and (v) the possibility of obtaining such services from a third party.

Limitation on Liability and Indemnification. The Administration Agreement provides that the Administrator and its officers, directors, employees, agents, control persons, and affiliates are not liable to us or any of our stockholders for any act or omission by it or its employees in the supervision or management of our investment activities or for any damages, liabilities, costs, and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) or losses sustained by us or our stockholders, except that the foregoing exculpation does not extend to any act or omission constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations under the Administration Agreement. The Administration Agreement also provides for indemnification by us of the Administrator’s members, directors, officers, employees, agents, control persons, and affiliates for liabilities incurred by them in connection with their services to us, subject to the same limitations and to certain conditions.

Legal Proceedings

We and our Adviser are not currently subject to any material legal proceedings.

MANAGEMENT

Our board of directors is responsible for the overall management and supervision of our business and affairs, including the appointment of advisers and sub-advisers. Our directors may appoint officers who assist in managing our day-to-day affairs.

The Board of Directors

The board of directors currently consists of five members, three of whom are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of us. We refer to these directors as our “independent directors.”

Under our certificate of incorporation and bylaws, our board of directors is divided into three classes with staggered three-year terms. The term of only one of the three classes expires at each annual meeting of our stockholders. The classification of our board of directors across staggered terms may prevent replacement of a majority of the directors for up to a two-year period.

Duties of Directors; Meetings and Committees

Under our certificate of incorporation, our board of directors is responsible for managing our affairs, including the appointment of advisers and sub-advisers. The board of directors appoints officers who assist in managing our day-to-day affairs.

The board of directors has appointed Stephen J. Ketchum as Chairperson. The Chairperson presides at meetings of the board of directors and may call meetings of the board and any committee whenever he deems necessary. The Chairperson participates in the preparation of the agenda for meetings of the board of directors and the identification of information to be presented to the board of directors with respect to matters to be acted upon by the directors. The Chairperson also acts as a liaison with our management, officers, and attorneys and the other directors generally between meetings. The Chairperson may perform such other functions as may be requested by the board of directors from time to time. Except for any duties specified in this prospectus or pursuant to our certificate of incorporation or bylaws, or as assigned by the board of directors, the designation of a director as Chairperson does not impose on that director any duties, obligations, or liability that are greater than the duties, obligations, or liability imposed on any other director, generally.

The board of directors believes that this leadership structure is appropriate because it allows the board of directors to exercise informed judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of directors and the full board of directors in a manner that enhances effective oversight. The board of directors also believes that having a majority of independent directors is appropriate and in the best interest of our stockholders. Nevertheless, the board of directors also believes that having interested persons serve on the board of directors brings corporate and financial viewpoints that are, in the board of directors’ view, crucial elements in its decision-making process. In addition, the board of directors believes that Stephen J. Ketchum and Ujjaval Desai provide the board of directors with the Adviser’s perspective in managing and sponsoring us. The leadership structure of the board of directors may be changed at any time and in the discretion of the board of directors, including in response to changes in circumstances or our characteristics.

Committees of the Board of Directors

The board of directors has established three standing committees: the audit committee, the governance and nominating committee, and the valuation oversight committee. The current membership of each committee is set forth below. Interested directors are generally able to attend and participate in any committee meeting, as appropriate.

Audit Committee	Governance and Nominating Committee
Matthew Forstenhausler (Chairperson)	Lana Lewin-Ross (Chairperson)
Douglas T. Healy	Douglas T. Healy
Lana Lewin-Ross	Matthew Forstenhausler

Valuation Oversight Committee
Douglas T. Healy (Chairperson)
Lana Lewin-Ross
Matthew Forstenhausler

Audit Committee

All of the members of the audit committee are independent directors, and each member is financially literate with at least one having accounting or financial management expertise. The board of directors has adopted a written charter for the audit committee. The audit committee recommends to the full board of directors the independent registered public accounting firm for us, oversees the work of the independent registered public accounting firm in connection with our audit, communicates with the independent registered public accounting firm on a regular basis, and provides a forum for the independent registered public accounting firm to report and discuss any matters it deems appropriate at any time. The audit committee is also responsible for establishing guidelines and making recommendations to our board of directors regarding the valuation of our investments, which are considered when the board of directors determines in accordance with the 1940 Act the value of our investments as described under “Determination of Net Asset Value.” Matthew Forstenhausler serves as Chairperson of the audit committee. The audit committee also functions as our qualified legal compliance committee and is responsible for the confidential receipt, retention, and consideration of any report of evidence of (1) a material violation of applicable federal or state securities law, (2) a material breach of fiduciary duty arising under federal or state law, or (3) a similar material violation of any federal or state law by us or any of our officers, directors, employees, or agents that has occurred, is ongoing, or is about to occur.

Governance and Nominating Committee

The governance and nominating committee (the “nominating committee”) comprises all of the independent directors. The nominating committee periodically reviews the committee structure, conducts an annual self-assessment of the board of directors, and makes the final selection and nomination of candidates to serve as independent directors. In addition, the nominating committee makes recommendations regarding the compensation of the Company’s independent directors for approval by the board as there is no separate compensation committee of the Company. The board of directors nominates and selects our interested directors and the officers. Lana Lewin-Ross serves as Chairperson of the nominating committee.

In reviewing a potential nominee and in evaluating the re-nomination of current independent directors, the nominating committee will generally evaluate and consider the following: (1) the nominee’s qualifications for board membership and independence from our Investment Adviser and other principal service providers; (2) the effect of any relationships delineated in the 1940 Act or other types of relationship, including, but not limited to, business, financial, or family relationships with the Investment Adviser or other principal services providers, which might affect the nominee’s independence; (3) the nature of and time involved in a nominee’s service on other boards, and whether such service would impair the nominee’s ability to objectively and effectively serve on the board of directors; and (4) the potential existence of material conflicts of interest, if any. In determining a nominee’s qualifications, the nominating committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the board of directors.

The nominating committee shall periodically review the composition of the board and each committee thereof and the backgrounds and qualifications of the board of directors and committee members to determine whether it may be appropriate to recommend adding or removing any directors. In the event that a vacancy arises or a change in membership is determined to be advisable, the nominating committee will, in addition to any stockholder recommendations, consider candidates identified by other means, including candidates proposed by members of the nominating committee. The nominating committee may retain a consultant to assist it in a search for a qualified candidate. The nominating committee has adopted procedures for the selection of independent directors.

The nominating committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as independent directors, but the nominating committee will consider such factors as it may deem are in the best interests of the Company and the stockholders. Such factors may include the individual’s professional experience, education, skills, and other individual qualities or attributes, including gender, race, or national origin.

Any stockholder recommendation for an independent director nominee to be included in our proxy statement must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Exchange Act to be considered by the nominating committee. In evaluating a nominee recommended by a stockholder, the nominating committee, in addition to the criteria discussed above, may consider the objectives of the stockholder in submitting that nomination and whether such objectives are consistent with the interests of all stockholders. If the board of directors determines to include a stockholder’s candidate among the slate of nominees, the candidate’s name will be placed on our proxy card. If the stockholder has satisfied the requirements of Rule 14a-8, but the nominating committee or the board of directors determines not to include the candidate recommended by the stockholder among the board of directors’ designated nominees, the stockholder’s candidate will be treated as a nominee of the stockholder and will not be named on the proxy card distributed with our proxy statement.

A stockholder who is entitled to vote at the applicable annual meeting and who intends to nominate a director must comply with the advance notice procedures in our bylaws. To be timely, a stockholder’s notice must be delivered by a nationally recognized courier service or mailed by first class United States mail, postage or delivery charges prepaid, and received at our principal executive offices addressed to the attention of the Secretary not less than ninety (90) days nor more than one hundred twenty (120) days in advance of the anniversary of the date our proxy statement was released to the stockholders in connection with the previous year’s annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, notice by the stockholder must be received by the Secretary not later than the close of business on the later of (x) the ninetieth (90th) day prior to such annual meeting and (y) the seventh (7th) day following the day on which public announcement of the date of such meeting is first made. Such stockholder’s notice to the Secretary shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (a) the name, age, business address, and residence address of the person, (b) the principal occupation or employment of the person, (c) the class and number of shares of our capital stock that are beneficially owned by the person, and (d) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the rules and regulations of the SEC under Section 14 of the Exchange Act, and (ii) as to the stockholder giving the notice, (a) the name and record address of the stockholder, and (b) the class and number of shares of our capital stock that are beneficially owned by the stockholder. We may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director.

Stockholders may communicate with the directors as a group or individually. Any such communication should be sent to the board of directors or an individual director c/o the Secretary of the Company at the following address: 375 Park Avenue, 34th Floor, New York, NY 10152. The Secretary may determine not to forward any letter to directors that does not relate to the business of the Company.

Valuation Oversight Committee

The valuation oversight committee comprises of all of the independent directors and is authorized to (i) assist the Board in carrying out its responsibilities with respect to fair value determinations for the Company under Rule 2a-5 of the 1940 Act and (ii) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the valuation oversight committee.

Risk Oversight

As a registered investment company, we are subject to a variety of risks, including investment risks, financial risks, compliance risks, and operational risks. As part of its overall activities, the board of directors oversees the management of our risk management structure by various departments of the Adviser and the Administrator, as well as by our chief compliance officer. The responsibility to manage our risk management structure on a day-to-day basis is subsumed within the Adviser’s overall investment management responsibilities.

The board of directors recognizes that it is not possible to identify all of the risks that may affect us or to develop processes and controls to manage them. The board of directors discharges risk oversight as part of its overall activities. In addressing issues regarding our risk management between meetings, appropriate representatives of the Adviser communicate with the Chairperson of the board of directors, the relevant committee chair or our chief compliance officer, who is directly accountable to the board of directors. As appropriate, the Chairperson of the board of directors and the committee chairs confer among themselves, with our chief compliance officer, the Adviser, other service providers, and external fund counsel to identify and review risk management issues that may be placed on the board of director’s agenda and/or that of an appropriate committee for review and discussion with management.

Compliance Policies and Procedures

We have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. The chief compliance officer is responsible for administering the policies and procedures.

Biographical Information about each Director

Information about our directors is as follows:

Name, Address(1) and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships
Interested Directors

Stephen J. Ketchum(2) Age: 63	Chairman	Since inception	Chief Investment Officer and Managing Partner of Sound Point Capital Management since 2008.	Spectacle Bidco Holdings Inc., New York Police and Fire Widows’ and Children’s Benefit Fund, Museum of the City of New York, CitySquash.

Ujjaval Desai(3) Age: 52	Chief Executive Officer	Since inception	Head of Structured Products and Investing of Sound Point Capital Management and Portfolio Manager for Sound Point Harbor Fund, LP since 2019, and Portfolio Manager for Sound Point CLO Fund, L.P. Fund since 2020.	None.

Independent Directors

Douglas T. Healy Age: 60	Director and Chairperson of the Valuation Oversight Committee	Since March 19, 2024	Senior Advisor, AGL Credit Management since July 2024, Senior Advisor to EXOS Financial LLC from 2018 – 2024, Principal, Sunset Ridge Advisors since 2017.	American Equity Investment Life Holding Company.

Matthew Forstenhausler Age: 65	Director & Chairperson of the Audit Committee	Since August 30, 2024	Partner, Ernst & Young LLP from 1981-2019.	Wilshire Mutual Funds, Inc., Wilshire Variable Insurance Trust, Sierra Income Fund, and Corient Registered Alternatives Fund.

Lana Lewin-Ross Age: 56	Director & Chairperson of the Nominating Committee	Since March 19, 2024	Managing Director of Credit Suisse from 1996-2021.	None.

(1)	The business address of each our directors is c/o Sound Point Meridian Management Company, LLC, 375 Park Avenue, 34th Floor, New York, NY 10152.
(2)	Stephen J. Ketchum is an interested director due to his position with Sound Point Capital Management.
(3)	Ujjaval Desai is an interested director due to his position as our Chief Executive Officer and his position with Sound Point Capital Management.

Other than as disclosed in the table above, none of our directors serves, nor have they served during the last five years, on the board of directors of another company registered pursuant to Section 12 of the Exchange Act (or subject to the reporting requirements of Section 15(d) of the Exchange Act) or registered under the 1940 Act (including any other companies in a fund complex with us).

In addition to the description of each director’s “Principal Occupation(s)” set forth above, the following provides further information about each director’s specific experience, qualifications, attributes, or skills that led to the conclusion that they should serve as a director. The information in this section should not be understood to mean that any of the directors is an “expert” within the meaning of the federal securities laws.

Although the nominating committee has general criteria that guides its choice of candidates to serve on the board of directors (as discussed above under “— Committees of the Board of Directors”), there are no specific required qualifications for membership on the board of directors. The board of directors believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each director represent a diversity of experiences and a variety of complementary skills. When considering potential nominees to fill vacancies on the board of directors, and as part of its annual self-evaluation, the board of directors reviews the mix of skills and other relevant experiences of the directors.

Independent Directors

Douglas T. Healy. Mr. Healy has served on our board of directors since March 2024. Since July 2024, Mr. Healy has served as Senior Adviser to AGL Credit Management. From 2018 to 2024, Mr. Healy served as Senior Adviser to EXOS Financial LLC. In 2017, Mr. Healy and his wife founded Sunset Ridge Advisors, a consultancy established to advance the effective management of complex projects for global non-profits who strive to mitigate the challenges of poverty and improve access to education and healthcare in the developing world. From 2006 to 2017, Mr. Healy was a Managing Director and Key Account Manager at Credit Suisse New York, where he led the global firm-to-firm relationships with some of the bank’s largest insurance and asset management clients. Prior to joining Credit Suisse, Mr. Healy worked at AXA Investment Managers in Paris and New York from 1997 to 2006, and held a number of positions, including Head of Global Fixed Income Research, Founder and Global Head of AXA Multimanager, and Head of US Fixed Income, building and managing three asset management capabilities. From 2014 to 2016, he was also a member of the Board of Directors and Treasurer of the Africa Schoolhouse Foundation, and he also served as an independent director on the Board of Directors of Varagon Capital Partners from 2020 to 2023. Since 2011, Mr. Healy has served on the Board of Directors and as Treasurer of the Eagle Academy Foundation, a network of six innovative public schools for boys of color in New York City and Newark, NJ. He currently also serves as an independent director on the Board of Directors of American Equity Investment Life Holding Company (NYSE: AEL), a public annuity and alternative asset management firm. Mr. Healy earned his B.A. from Dartmouth College and the Chartered Financial Analyst designation in 1994.

Matthew Forstenhausler. Mr. Forstenhausler has served on our board of directors and as chairperson of the audit committee since August 2024. Previously, Mr. Forstenhausler spent 38 years with Ernst & Young LLP (“EY”), in a variety of leadership and senior audit partner roles, from July 1981 to July 2019. He served as a trusted advisor to boards, audit committees and senior management throughout his tenure with EY and has in-depth expertise working with mutual funds, exchange-traded funds (ETFs), business development companies (BDCs) and asset management companies. Mr. Forstenhausler’s experience spans accounting, finance, compliance, tax, regulatory and operations. Mr. Forstenhausler has served as an Independent Director for Corient Registered Alternatives Fund since November 2024 and is chairperson of the Audit Committee. Mr. Forstenhausler has served as an Independent Director for Wilshire Mutual Funds, Inc. since March 2023 and is chairperson of the Audit Committee. He also served as a board member of the other funds in the Wilshire funds complex since 2023. Mr. Forstenhausler served as a director of the Sierra Income Fund from 2020 to 2022. Mr. Forstenhausler received a Bachelor of Arts in Accounting from Rowan University and is a Certified Public Accountant.

Lana Lewin-Ross. Ms. Lewin has served on our board of directors and as Chairperson of the nominating committee since March 2024. Previously, Ms. Lewin was a Managing Director at Credit Suisse until 2021. During her 25-year career in Credit Suisse, she served as client relationship leader for the Private Fund Group, executing private equity fund capital raising mandates, as well as sourcing general partner-led secondary and continuation vehicle transactions. From 2011 to 2019, Ms. Lewin served as a member of the Board of Directors of Planned Parenthood of New York City (“PPNYC”) in a number of positions, including as a member of the Executive Committee, Governance Committee, and Finance Committee. During her time at PPNYC, she also served as Chair of the Finance Committee, Chair of the Endowment’s Investment Committee, and as Treasurer. Ms. Lewin earned her B.A. from University of North Carolina at Chapel Hill and an M.B.A. from Harvard Business School.

Interested Directors

Stephen J. Ketchum. Information regarding Mr. Ketchum is included under “The Adviser and the Administrator — Portfolio Managers” above.

Ujjaval Desai. Information regarding Mr. Desai is included under “The Adviser and the Administrator — Portfolio Managers” above.

Officers

Information regarding our officers who are not directors is as follows:

Name, Address and Age(1)	Positions Held with the Company	Term of Office(2) and Length of Time Served	Principal Occupation(s) During the Last Five Years
Lucas Foss Age: 47	Chief Compliance Officer	Since July 26, 2024	Deputy Chief Compliance Officer, SS&C Registered Fund Services and Vice President (2021-Present), Assistant Vice President, Regulatory Compliance Manager (2020-2021), Senior Compliance Analyst at Jennison Associates (2013-2019).

Kevin Gerlitz Age: 66	Chief Financial Officer	Since March 19, 2024	Chief Financial Officer of the Adviser.

Andrea Sayago Age: 50	Secretary	Since March 19, 2024	Chief Compliance Officer, Associate General Counsel of the Adviser (2022-Present), Chief Compliance Officer (2011-2022).

(1)	The business address for each of our officers is c/o Sound Point Meridian Management Company, LLC, 375 Park Avenue, 34th Floor, New York, NY 10152.
(2)	Each of our officers holds office until their successors are chosen and qualified, or until their earlier resignation or removal.

Lucas Foss. Mr. Foss has served as our Chief Compliance Officer since July 2024. Mr. Foss joined SS&C ALPS in November 2017. He currently serves as Director, Fund Compliance and Governance, at SS&C Registered Fund Services and has over 23 years of experience within the fund services industry. He is the President of two series trusts that include both proprietary and non-proprietary registered funds. He also leads the Fund CCO Services group and reports to multiple boards as the funds’ CCO. Mr. Foss received a B.A. in Economics from the University of Vermont and holds the Certified Securities Compliance Professional (CSCP) designation.

Kevin Gerlitz. Mr. Gerlitz has served as our Chief Financial Officer since March 2024. Mr. Gerlitz currently also serves as the Chief Financial Officer of Sound Point Capital Management and serves on numerous committees of Sound Point Capital Management, including Management, Strategic Planning, Compliance, Best Execution, Allocation, Conflicts, Risk, Valuation, and ESG. Prior to joining Sound Point Capital Management in 2008, Mr. Gerlitz served as the Chief Financial Officer and Chief Operating Officer of Raven Asset Management from 2005 to 2010, where he implemented and managed all accounting, financial reporting, operations and technology needs, resulting in an $800 million asset growth over a two-year period. Mr. Gerlitz earned his A.D. in Business Administration from State University of New York at Farmingdale.

Andrea Sayago. Ms. Sayago has served as our Secretary since March 2024. Ms. Sayago currently also serves as the Chief Compliance Officer and Associate General Counsel of Sound Point Capital Management. Prior to joining Sound Point in 2022, Ms. Sayago spent 17 years at Cowen Investment Management, serving as Chief Compliance Officer since 2011. At Cowen, she managed and administered a compliance program covering a broad range of public market and private investment strategies across six affiliated registered investment advisors. Ms. Sayago began her career at Debevoise & Plimpton, where she represented hedge fund sponsors in connection with the development, formation and operation of domestic and offshore hedge funds, fund of hedge funds and registered investment companies. Ms. Sayago earned a B.A. in Political Science from the University of Vermont and a J.D., magna cum laude, from New York Law School. Ms. Sayago is a member of the New York State bar.

Director Compensation

The following table sets forth certain information with respect to the compensation of each director paid for the fiscal year ended March 31, 2025.

Name of Director/Nominee	Aggregate Compensation from the Company(1)
Independent Directors
Douglas T. Healy(2)	$99,588
Lana Lewin-Ross(2)	$99,587
Matthew Forstenhausler(3)	$73,370

(1)	We do not maintain a pension plan or retirement plan for any of our directors.
(2)	The annual fee for each of Mr. Healy and Ms. Lewin-Ross is prorated and began to accrue upon the commencement of our IPO.
(3)	The annual fee for Mr. Forstenhausler is prorated and began to accrue upon his appointment to our board of directors on August 30, 2024.

As compensation for serving on our board of directors, each of our independent directors receives an annual fee of $125,000, as well as reasonable out-of-pocket expenses incurred in attending such meetings. No compensation is, or is expected to be, paid by us to directors who are “interested persons” of us, as such term is defined in the 1940 Act, or our officers. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers.

Director Ownership of Shares of Our Common Stock

The table below sets forth the dollar range of the value of our common stock that is owned beneficially by each director as of March 31, 2025. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Director	Dollar Range of Equity Securities in the Company(1)	Dollar Range of Equity Securities in the Fund Complex(1)
Interested Directors
Stephen J. Ketchum	Over $100,000	Over $100,000
Ujjaval Desai	Over $100,000	Over $100,000
Independent Directors
Douglas T. Healy	$10,001-$50,000	$10,001-$50,000
Lana Lewin-Ross	$10,001-$50,000	$10,001-$50,000
Matthew Forstenhausler	$10,001-$50,000	$10,001-$50,000

(1)	Dollar ranges are as follows: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; or over $100,000.

DETERMINATION OF NET ASSET VALUE

We determine the NAV per share of our common stock by dividing the value of our portfolio investments, cash and other assets (including interest accrued but not collected) less all of our liabilities (including accrued expenses, the aggregate liquidation preference of our preferred stock, borrowings and interest payables) by the total number of outstanding shares of our common stock on a quarterly basis (or more frequently, as appropriate). The most significant estimate inherent in the preparation of our financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. There is no single method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Pursuant to Rule 2a-5, our board of directors has elected to designate the Adviser as “valuation designee” to perform fair value determinations in respect of our portfolio investments that do not have readily available market quotations.

We account for our investments in accordance with GAAP, and fair value our investment portfolio in accordance with the provisions of Topic 820, Fair Value Measurements and Disclosures, of the Financial Accounting Standards Board’s Accounting Standards Codification, as amended, which defines fair value, establishes a framework for measuring fair value, and requires enhanced disclosures about fair value measurements. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date.

In valuing our investments in CLO debt, CLO equity and loan accumulation facilities, the Adviser considers a variety of relevant factors, including price indications from multiple dealers, or as applicable, a third-party pricing service, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities, and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cashflows. Key inputs to the model, including assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates, and discount rates, are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.

Specifically, we utilize a third-party pricing service in connection with the valuation of our investments in CLO debt. However, if pricing from such third-party pricing service is determined to be stale or otherwise not reflective of current market conditions, we may use an average of independent broker quotes to determine fair value. We engage a third-party independent valuation firm as an input to the valuation of the fair value of our investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Adviser does not rely on such advice in determining the fair value of our investments in accordance with the 1940 Act.

Our investment portfolio is valued at least each quarter, in accordance with the Adviser’s valuation policies and procedures. Fair valuations are ultimately determined by the Adviser’s valuation sub-committee, which comprises a majority of non-investment personnel. Our board of directors oversees the valuation designee and the process that it uses to determine the fair value of our assets. In this regard, our board of directors receives periodic and, as applicable, prompt reporting regarding certain material valuation matters, as required by Rule 2a-5 under the 1940 Act.

DISTRIBUTION POLICY

Regular Distributions

We intend to make regular monthly cash distributions of all or a portion of our investment company taxable income to holders of our common stock. We also intend to make at least annual distributions of all or a portion of our “net capital gains” (which is the excess of net long-term capital gains over net short-term capital losses) as described below. Any dividends to our holders of our common stock will be declared out of assets legally available for distribution.

On April 30, 2025, we paid total distributions of $0.25 per share on our common stock. Additionally, on May 28, 2025, we declared three separate distributions of $0.25 per share on our common stock. The distributions are payable on each of July 31, 2025, August 29, 2025 and September 30, 2025 to holders of records as of July 15, 2025, August 15, 2025 and September 15, 2025, respectively. We anticipate declaring distributions in amounts equal to approximately 14.6% annualized of our closing share price on February 28, 2025 thereafter payable to holders of our common stock.

On April 30, 2025, we paid total distributions of $0.16667 per share on our Series A Preferred Shares. Additionally, on May 28, 2025, we declared three separate distributions of $0.16667 per share on our Series A Preferred Shares. The distributions are payable on each of July 31, 2025, August 29, 2025 and September 30, 2025 to holders of record as of July 15, 2025, August 15, 2025 and September 15, 2025, respectively.

If our distributions exceed our investment company taxable income in a tax year, such excess will represent a return of capital, which is in effect a partial return of the amount a stockholder invested in us. Stockholders who receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net investment income or profit when they are not. Stockholders should not assume that the source of a distribution from us is net investment income or profit, and our distributions should not be used as a measure of performance or confused with yield or income. A return of capital will lower a stockholder’s tax basis in his or her shares, which could result in stockholders having to pay higher taxes in the future when shares are sold, even when shares are sold at a loss from the original investment. Additionally, in order to maintain a stable level of distributions, we may at times pay out less than all of our investment income or pay out accumulated undistributed income in addition to current net investment income. No assurance can be given that we will be able to declare such distributions in future periods, and our ability to declare and pay distributions will be subject to a number of factors, including our results of operations.

At times, in order to maintain a stable level of distributions, we may pay out less than all of our investment income or pay out accumulated undistributed income in addition to current net investment income. Our expenses will be accrued each day. To the extent that our net investment income for any year exceeds the total monthly distributions paid during the year, we intend to make a special distribution at or near year-end of such excess amount as may be required. Over time, we expect that all of our investment company taxable income will be distributed.

Capital Gains Distributions

The 1940 Act currently limits the number of times we may distribute long-term capital gains in any tax year, which may increase the variability of our distributions and result in certain distributions being more weighted to long-term capital gains eligible for favorable income tax rates. In the future, the Adviser may seek approval from our board of directors to implement a managed distribution plan for us. The managed distribution plan would be implemented pursuant to an exemptive order that we would obtain from the SEC granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit us to include long-term capital gains as a part of our regular distributions to holders of our common stock more frequently than would otherwise be permitted by the 1940 Act (generally once or twice per year). If we implement a managed distribution plan, we would do so without a vote of holders of our common stock. There can be no assurance that we will implement such a plan, nor can there be any assurance that SEC relief, should we seek it, will be obtained.

At least annually, we intend to distribute any net capital gains (which is the excess of net long-term capital gains over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gains and pay federal income tax on the retained gain. As provided under federal tax law, if we retain all or a portion of such gains and make an election, holders of our common stock of record as of the end of our taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by us. We may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions.

RIC Tax Qualification

We have elected to be treated, and intend to maintain our qualification as a RIC under the Code. Accordingly, we must satisfy certain requirements relating to sources of our income and diversification of our total assets and satisfy certain distribution requirements so as to maintain our RIC status and to avoid paying U.S. federal income or excise tax thereon. To the extent we continue to qualify for treatment as a RIC and satisfy the applicable distribution requirements, we will not be subject to U.S. federal income tax on income paid to holders of our common stock in the form of dividends or capital gains distributions.

As a RIC, we are not subject to federal income tax on our investment company taxable income (as that term is defined in the Code, but without regard to the deductions for dividend paid) and net capital gains (the excess of net long-term capital gains over net short-term capital loss), if any, that we distribute in each taxable year to holders of our common stock, provided that we distribute an amount at least equal to the sum of 90% of our investment company taxable income and 90% of our net tax-exempt interest income for such taxable year. We intend to distribute to holders of our common stock, at least annually, substantially all of our investment company taxable income, net tax-exempt income, and net capital gains. In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that we generally distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of our ordinary income (taking into account certain deferrals and elections) for such year, (ii) 98.2% of our capital gains net income, generally computed on the basis of the one-year period ending on October 31 of such year, and (iii) 100% of any ordinary income and capital gains net income from the prior year (as previously computed) that were not paid out during such year and on which we paid no U.S. federal income tax.

Additional Information

The tax treatment and characterization of our distributions may vary substantially from time to time because of the varied nature of our investments. If our total monthly distributions in any year exceed the amount of our current and accumulated earnings and profits, any such excess would generally be characterized as a return of capital for federal income tax purposes to the extent not designated as a capital gain dividend. Under the 1940 Act, for any distribution that includes amounts from sources other than net income (calculated on a book basis), we are required to provide holders of our common stock a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts. A return of capital is a distribution to holders of our common stock that is not attributable to our earnings but represents a return of part of the stockholder’s investment. If our distributions exceed our current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the stockholder’s tax basis in our common stock (thus reducing a stockholders adjusted tax basis in his or her common stock), and thereafter as capital gains assuming our common stock is held as a capital asset. Upon the sale of shares of our common stock, a stockholder generally will recognize capital gains or loss equal to the difference between the amount realized on the sale and the stockholder’s adjusted tax basis in our common stock sold. For example, in year one, a stockholder purchased 100 shares of common stock at $10 per share. In year two, the stockholder received a $1-per-share return of capital distribution, which reduced the basis in each share by $1, to give the stockholder an adjusted basis of $9 per share. In year three, the stockholder sells these 100 shares for $15 per share. Assuming no other transactions during this period, the stockholder would have a capital gain in year three of $6 per share ($15 minus $9) for a total capital gain of $600.

DIVIDEND REINVESTMENT PLAN

Information about the Company’s dividend reinvestment plan may be found in the “Supplemental Information-Dividend Reinvestment Plan” section of the Company’s most recent Annual Report on Form N-CSR/A, filed with the SEC on June 24, 2025, for the period from June 13, 2024 (commencement of operations) to March 31, 2025, which is incorporated by reference herein.

CONFLICTS OF INTEREST

Affiliations of the Adviser

Our executive officers and directors, and the Adviser and its officers and employees, including the Investment Team, have several conflicts of interest as a result of the other activities in which they engage. The Adviser is affiliated with other entities engaged in the financial services business. These other relationships may cause the Adviser’s and certain of its affiliates’ interests, and the interests of their officers and employees, including the Investment Team, to diverge from our interests and may result in conflicts of interest that may not be foreseen or resolved in a manner that is always or exclusively in our best interest. The Adviser and its affiliates have entered into, and may in the future enter into, additional business arrangements with certain of our stockholders. In addition, the Adviser and its affiliates may in the future own, directly or indirectly, interests in another asset or CLO manager.

Other Accounts

The Adviser is responsible for the investment decisions made on our behalf. There are no restrictions on the ability of the Adviser and certain of its affiliates to manage accounts for multiple clients, including accounts for affiliates of the Adviser or their directors, officers or employees, following the same, similar, or different investment objectives, philosophies, and strategies as those used by the Adviser for our account. In those situations, the Adviser and its affiliates may have conflicts of interest in allocating investment opportunities between us and any other account managed by such person. See “— Allocations of Opportunities” below. Such conflicts of interest would be expected to be heightened where the Adviser manages an account for an affiliate or its directors, officers, or employees. In addition, certain of these accounts may provide for higher management fees or have incentive fees or may allow for higher expense reimbursements, all of which may contribute to a conflict of interest and create an incentive for the Adviser to favor such other accounts. Further, accounts managed by the Adviser or certain of its affiliates may hold certain investments in CLOs, such as equity tranches, which conflict with the positions held by other accounts in such CLOs, such as us. In these cases, when exercising the rights of each account with respect to such investments, the Adviser and/or its affiliate will have a conflict of interest, as actions on behalf of one account may have an adverse effect on another account managed by the Adviser or such affiliate, including us.

Our executive officers and directors, as well as other current and potential future affiliated persons, officers, and employees of the Adviser and certain of its affiliates, may serve as officers, directors, or principals of, or manage the accounts for, other entities with investment strategies that substantially or partially overlap with the strategy that we intend to pursue. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders.

Further, the professional staff of the Adviser and Administrator will devote as much time to us as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement and Administration Agreement, respectively. However, such persons may be committed to providing investment advisory and other services for other clients and engage in other business ventures in which we have no interest. In addition, payments under the Administration Agreement are equal to an amount based upon our allocable portion of the Administrator’s overhead. See “The Adviser and the Administrator — The Administrator and the Administration Agreement” above. As a result of these separate business activities, the Adviser and Administrator may have conflicts of interest in allocating management and administrative time, services, and functions among us and its affiliates and other business ventures or clients.

Allocations of Opportunities

As a fiduciary, the Adviser owes a duty of loyalty to its clients and must treat each client fairly. When the Adviser purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. To this end, the Adviser has adopted policies and procedures pursuant to which they allocate investment opportunities appropriate for more than one client account in a manner deemed appropriate in their sole discretion to achieve a fair and equitable result over time. Pursuant to these policies and procedures, when allocating investment opportunities, the Adviser may take into account regulatory, tax, or legal requirements applicable to an account. In allocating investment opportunities, the Adviser may use rotational, percentage, or other allocation methods provided that doing so is consistent with the Adviser’s internal conflict of interest and allocation policies and the requirements of the Investment Advisers Act of 1940, as amended, or the “Advisers Act,” the 1940 Act and other applicable laws. In addition, an account managed by the Adviser, such as us, is expected to be considered for the allocation of investment opportunities together with other accounts managed by affiliates of the Adviser. There is no assurance that such opportunities will be allocated to any particular account equitably in the short-term or that any such account, including us, will be able to participate in all investment opportunities that are suitable for it.

Valuation

The market for CLO securities is more limited than the market for other credit-related investments. As a result, the Adviser determines, in good faith and in accordance with the 1940 Act, the value of these securities based on relevant information compiled by the Adviser and third-party pricing services (when available) as described under “Determination of Net Asset Value.” Our interested directors are associated with the Adviser and have an interest in the Adviser’s economic success. The participation of the Adviser’s investment professionals in our valuation process, and the interest of our interested directors in the Adviser, could result in a conflict of interest as the management fee paid to the Adviser is based, in part, on our net assets.

Co-Investments and Related Party Transactions

In the ordinary course of business, we may enter into transactions with persons who are affiliated with us by reason of being under common control of the Adviser or its affiliates. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between us, the Adviser and its affiliates and our employees, officers, and directors. We will not enter into any such transactions unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek review and approval of our board of directors or exemptive relief for such transaction. Our affiliations may require us to forgo attractive investment opportunities. For example, we may be limited in our ability to invest in CLOs managed by certain affiliates of the Adviser.

In certain instances, we expect to co-invest on a concurrent basis with other accounts managed by certain of the Adviser’s affiliates, subject to compliance with applicable regulations and regulatory guidance and the Adviser’s written allocation procedures. We and the Adviser received exemptive relief from the SEC on May 15, 2024, to permit us and certain of our affiliates to participate in certain negotiated co-investments alongside other accounts managed by the Adviser, or certain of its affiliates, subject to certain conditions. A copy of our application for exemptive relief, including all of the conditions and the related order, is available on the SEC’s website at www.sec.gov.

Material Non-Public Information

By reason of the advisory and/or other activities of the Adviser and its affiliates, the Adviser and its affiliates may acquire confidential or material non-public information or be restricted from initiating transactions in certain securities. The Adviser will not be free to divulge, or to act upon, any such confidential or material non-public information and, due to these restrictions, it may not be able to initiate a transaction for our account that it otherwise might have initiated. As a result, we may be frozen in an investment position that we otherwise might have liquidated or closed out or may not be able to acquire a position that we might otherwise have acquired.

Code of Ethics and Compliance Procedures

In order to address the conflicts of interest described above, we have adopted a code of ethics under Rule 17j-l under the 1940 Act. Similarly, the Adviser has separately adopted the “Adviser Code of Ethics.” The Adviser Code of Ethics requires the officers and employees of the Adviser to act in the best interests of the Adviser and its client accounts (including us), act in good faith and in an ethical manner, avoid conflicts of interests with the client accounts to the extent reasonably possible, and identify and manage conflicts of interest to the extent that they arise. Personnel subject to each code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. In addition, each code of ethics is incorporated by reference as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s website at www.sec.gov.

Our directors and officers, and the officers and employees of the Adviser, are also required to comply with applicable provisions of the U.S. federal securities laws and make prompt reports to supervisory personnel of any actual or suspected violations of law.

In addition, the Adviser has built a professional working environment, firm-wide compliance culture, and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees, and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time.

U.S. FEDERAL INCOME TAX MATTERS

The following is a summary of certain U.S. federal income tax consequences generally applicable to the purchase, ownership and disposition of our common stock and preferred stock (including the Preferred Stock), which collectively will be referred to as “stock,” issued as of the date of this prospectus. Unless otherwise stated, this summary deals only with our securities held as capital assets for U.S. federal tax purposes (generally, property held for investment).

As used herein, a “U.S. holder” means a beneficial owner of the securities that is for U.S. federal income tax purposes any of the following:

●	an individual citizen or resident of the United States;

●	a corporation (or any other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	a trust if it (a) is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (b) has a valid election in effect under applicable United States Treasury regulations, or “Treasury Regulations,” to be treated as a United States person; or

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

The term “non-U.S. holder” means a beneficial owner of the securities (other than a partnership or any other entity or other arrangement treated as a partnership for U.S. federal income tax purposes) that is not a U.S. holder.

An individual may, subject to exceptions, be deemed to be a resident of the United States for U.S. federal income tax purposes, as opposed to a non-resident alien, by, among other ways, being present in the United States (i) on at least 31 days in the calendar year, and (ii) for an aggregate of at least 183 days during a three-year period ending in the current calendar year, counting for such purposes all of the days present in the current year, one-third of the days present in the immediately preceding calendar year, and one-sixth of the days present in the second preceding calendar year. Individuals who are residents for such purposes are subject to U.S. federal income tax as if they were United States citizens.

This summary does not represent a detailed description of the U.S. federal income tax consequences applicable to you, as a holder of our securities, if you are a person subject to special tax treatment under the U.S. federal income tax laws, including, without limitation:

●	a dealer in securities or currencies;

●	a financial institution;

●	a RIC;

●	a real estate investment trust;

●	a tax-exempt organization;

●	an insurance company;

●	a person holding the securities as part of a hedging, integrated, conversion or constructive sale transaction or a straddle;

●	a person subject to the special accounting rules under Section 451(b) of the Code;

●	a trader in securities that has elected the mark-to-market method of accounting for their securities;

●	a person subject to alternative minimum tax;

●	a partnership or other pass-through entity for U.S. federal income tax purposes;

●	a U.S. holder whose “functional currency” (as defined in Section 985 of the Code) is not the U.S. dollar;

●	a CFC;

●	a PFIC; or

●	a United States expatriate or foreign persons or entities (except to the extent set forth below).

If a partnership (including any entity classified or arrangement treated as a partnership for U.S. federal income tax purposes) holds the securities, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. If you are a partnership or a partner in a partnership holding our securities, you should consult your own tax advisors regarding the tax consequences of an investment in our securities.

This summary is based on the Code, Treasury Regulations, rulings and judicial decisions as of the date hereof. Those authorities may be changed, possibly on a retroactive basis, so as to result in U.S. federal income tax consequences different from those summarized below. This summary does not represent a detailed description of the U.S. federal income tax consequences that may be applicable to you in light of your particular circumstances and does not address the effects of any aspects of U.S. estate or gift, or state, local or non-U.S. income, estate, or gift tax laws. It is not intended to be, and should not be construed to be, legal or tax advice to any particular purchaser of our securities. We have not sought and will not seek any ruling from the IRS. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. You should consult your own tax advisors concerning the particular U.S. federal income tax consequences to you of the ownership of our securities, as well as the consequences to you arising under the laws or other guidance of any other taxing jurisdiction.

Important U.S. Federal Income Tax Considerations Affecting Us

We have elected to be treated, and intend to qualify each tax year thereafter, beginning with the tax year ended September 30, 2024, as a RIC under Subchapter M of the Code. Accordingly, we must satisfy certain requirements relating to sources of our income and diversification of our total assets, and satisfy certain distribution requirements, so as to maintain our RIC status and to avoid being subject to U.S. federal income or excise tax on any undistributed taxable income. To the extent we qualify for treatment as a RIC and satisfy the applicable distribution requirements, we will not be subject to U.S. federal income tax on income paid to our stockholders in the form of dividends or capital gain dividends.

To qualify as a RIC for U.S. federal income tax purposes, we must derive at least 90% of our gross income each tax year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to our business of investing in stock, securities and currencies, or the “90% Gross Income Test.” A “qualified publicly traded partnership” is a publicly traded partnership that meets certain requirements with respect to the nature of its income. To qualify as a RIC, we must also satisfy certain requirements with respect to the diversification of our assets. We must have, at the close of each quarter of the tax year, at least 50% of the value of our total assets represented by cash, cash items, U.S. government securities, securities of other RICs and other securities that, in respect of any one issuer, do not represent more than 5% of the value of our assets nor more than 10% of the voting securities of that issuer. In addition, at those times, not more than 25% of the value of our assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers, which we control and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships, or the “Asset Diversification Tests.” If we fail to satisfy the 90% Gross Income Test, we will nevertheless be considered to have satisfied the test if (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) we report the failure pursuant to Treasury Regulations to be adopted, and (ii) we pay a tax equal to the excess non-qualifying income. If we fail to meet any of the Asset Diversification Tests with respect to any quarter of any tax year, we will nevertheless be considered to have satisfied the requirements for such quarter if we cure such failure within six months and either (i) such failure is de minimis or (ii) (a) such failure is due to reasonable cause and not due to willful neglect and (b) we report the failure under Treasury Regulations to be adopted and pay an excise tax. If we fail to qualify as a RIC for more than two consecutive taxable years and then seek to re-qualify as a RIC, we generally would be required to recognize gain to the extent of any unrealized appreciation in our assets unless we elect to pay U.S. corporate income tax on any such unrealized appreciation during the succeeding 5-year period.

As a RIC, we generally will not be subject to federal income tax on our investment company taxable income (as that term is defined in the Code) and net capital gains (the excess of net long-term capital gains over net short-term capital loss), if any, that we distribute in each tax year as dividends to stockholders, provided that we distribute dividends of an amount at least equal to the sum of 90% of our investment company taxable income, determined without regard to any deduction for dividends paid, plus 90% of our net tax-exempt interest income for such tax year, or the “90% Distribution Requirement.” We intend to distribute to our stockholders, at least annually, substantially all of our investment company taxable income, net tax-exempt income and net capital gains. In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that we distribute (or be deemed to have distributed) by December 31 of each calendar year dividends of an amount generally at least equal to the sum of (i) 98% of our ordinary income (taking into account certain deferrals and elections) for such calendar year, (ii) 98.2% of our capital gain net income, adjusted for certain ordinary losses and generally computed on the basis of the one-year period ending on October 31 of such calendar year (unless we have made an election under Section 4982(e)(4) of the Code to have our required distribution from net income measured using the one-year period ending on November 30 of such calendar year) and (iii) 100% of any ordinary income and capital gain net income from prior calendar years (as previously computed) that were not paid out during such calendar years and on which we incurred no U.S. federal income tax, or the “Excise Tax Distribution Requirement.” Any dividends declared by us during October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for federal income tax purposes as if it had been paid by us, as well as received by our U.S. stockholders, on December 31 of the calendar year in which the distribution was declared.

We may incur in the future the 4% federal excise tax on a portion of our income and capital gains. While we intend to distribute income and capital gains to minimize our exposure to the 4% federal excise tax, we may not be able to, or may choose not to, distribute amounts sufficient to avoid the imposition of the tax entirely. In that event, we generally will be liable for the 4% federal excise tax only on the amount by which we do not meet the excise tax avoidance requirement. If we do not qualify as a RIC or fail to satisfy the 90% Distribution Requirement for any tax year, we would be subject to corporate income tax on our taxable income, and all distributions from earnings and profits, including distributions of net capital gains (if any), will be taxable to the stockholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other non-corporate stockholders and (ii) for the dividends received deduction, or the “DRD,” in the case of certain corporate stockholders. In addition, in order to requalify for taxation as a RIC, we may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

For purposes of the 90% Gross Income Test, income that we earn from equity interests in certain entities that are not treated as corporations or as qualified publicly traded partnerships for U.S. federal income tax purposes (e.g., certain CLOs that are treated as partnerships) will generally have the same character for us as in the hands of such an entity; consequently, we may be required to limit our equity investments in any such entities that earn fee income, rental income, or other nonqualifying income.

Some of the income and fees that we may recognize will not satisfy the 90% Gross Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy such test, we may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be subject to U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt instruments that are treated under applicable tax rules as having original issue discount (which may arise if we receive warrants in connection with the origination of a loan or possibly in other circumstances), we must include in income each tax year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same tax year. We may also have to include in income other amounts that we have not yet received in cash, such as contractual payment-in-kind interest (which represents contractual interest added to the loan balance and due at the end of the loan term) and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the tax year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the 90% Distribution Requirement or the Excise Tax Distribution Requirement, even though we will not have received any corresponding cash amount.

We may invest (directly or indirectly through an investment in an equity interest in a CLO treated as a partnership for U.S. federal income tax purposes) a portion of our net assets in below-investment grade instruments. Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by us to the extent necessary in order to seek to ensure that we distribute sufficient income that we do not become subject to U.S. federal income or excise tax.

Some or all of the CLOs in which we invest may constitute PFICs for U.S. federal income tax purposes. Because we acquire interests treated as equity for U.S. federal income tax purposes in PFICs (including equity tranche investments and certain debt tranche investments in CLOs that are PFICs), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from any such excess distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a QEF in lieu of the foregoing requirements, we will be required to include in income each tax year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each tax year (as well as on certain other dates described in the Code) our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as an ordinary loss any decrease in such value to the extent it does not exceed prior increases included in our ordinary income. Under either election, we may be required to recognize in a tax year taxable income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that tax year, and we may be required to distribute such taxable income in order to satisfy the Excise Tax Distribution Requirement or the 90% Distribution Requirement. Applicable Treasury Regulations generally treat our income inclusion with respect to a PFIC with respect to which we have made a QEF election as qualifying income for purposes of determining our ability to be subject to tax as a RIC if (i) there is a current distribution out of the earnings and profits of the PFIC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to our business of investing in stock, securities, or currencies.

If we hold 10% or more of the interests treated as equity (by vote or value) for U.S. federal income tax purposes in a foreign corporation that is treated as a CFC (including equity tranche investments and certain debt tranche investments in a CLO treated as CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such tax year. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) (a) 10% or more of the combined voting power of all classes of shares of a foreign corporation, or (b) 10% or more of the total value of all classes of stock of a foreign corporation. If we are treated as receiving a deemed distribution from a CFC, we will be required to include such deemed distribution in our investment company taxable income regardless of whether we receive any actual distributions from such CFC, and we must distribute such income in order to satisfy the Excise Tax Distribution Requirement or the 90% Distribution Requirement. Applicable Treasury Regulations generally treat our income inclusion with respect to a CFC as qualifying income for purposes of determining our ability to be subject to tax as a RIC either if (i) there is a distribution out of the earnings and profits of the CFC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to our business of investing in stock, securities, or currencies. As such, we may limit and/or manage our holdings in issuers that could be treated as CFCs in order to limit our tax liability or maximize our after-tax return from these investments.

FATCA generally imposes a U.S. federal withholding tax of 30% on U.S. source periodic payments, including interest and dividends to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. Most CLOs in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which we invest fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO, which could materially and adversely affect our operating results and cash flows.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward, futures and options contracts, and similar financial instruments as well as upon the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) also could, under future Treasury Regulations, produce income not among the types of “qualifying income” for purposes of the 90% Gross Income test.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term will depend on how long we held a particular warrant. Upon the exercise of a warrant acquired by us, our tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.

Our transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of our realized gains and losses realized (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to us and may defer our losses. These rules could, therefore, affect the character, amount and timing of distributions to stockholders. These provisions also (a) will require us to mark-to-market certain types of the positions in our portfolio (i.e., treat them as if they were closed out), and (b) may cause us to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% Distribution Requirement for qualifying to be taxed as a RIC or the Excise Tax Distribution Requirement. We will monitor our transactions, will make the appropriate tax elections and will make the appropriate entries in our books and records when we acquire any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent our disqualification from being taxed as a RIC.

Generally, our hedging transactions (including certain covered call options) may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of our realized gains (or losses). In addition, our realized losses on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to us of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of our realized short-term capital gain which is taxed as ordinary income when distributed to stockholders.

We may make one or more of the elections available under the Code which are applicable to straddles. If we make any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to stockholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income, (ii) treat dividends that would otherwise be eligible for deductions available to certain U.S. corporations under the Code as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gains into short-term capital gains or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause us to recognize income or gain without a corresponding receipt of cash, (vii) adversely alter the characterization of certain complex financial transactions, and (viii) produce income that will not qualify as good income for purposes of the 90% Gross Income Test. While we may not always be successful in doing so, we will seek to avoid or minimize the adverse tax consequences of our investment practices.

We may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if we enter into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the tax year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

Gain or loss from a short sale of property is generally considered as capital gains or loss to the extent the property used to close the short sale constitutes a capital asset in our hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by us for more than one year. In addition, entering into a short sale may result in suspension of the holding period of “substantially identical property” held by us.

Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if we hold a short sale position with respect to securities that have appreciated in value, and we then acquire property that is the same as or substantially identical to the property sold short, we generally will recognize gain on the date we acquire such property as if the short sale were closed on such date with such property. Similarly, if we hold an appreciated financial position with respect to securities and then enter into a short sale with respect to the same or substantially identical property, we generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date we enter into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

Taxation of Stockholders

Taxation of U.S. Resident Holders of Our Stock. Dividends and distributions on our shares are generally subject to federal income tax as described herein, even though such dividends and distributions may economically represent a return of a particular stockholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when our NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when our NAV also reflects unrealized losses. Certain dividends and distributions declared by us in October, November or December to stockholders of record of such month of a calendar year and paid by us in January of the following calendar year will be treated by stockholders as if received on December 31 of the calendar year in which they were declared. In addition, certain other distributions made after the close of our tax year may be “spilled back” and treated as paid by us (except for purposes of the nondeductible 4% federal excise tax) during such tax year. In such case, stockholders will be treated as having received such dividends in the tax year in which the distributions were actually made.

Stockholders receiving any distribution from us in the form of additional shares pursuant to our automatic dividend reinvestment plan (the “DRIP”) will be treated as receiving a taxable distribution in an amount generally equal to the cash that would have been received if they had elected to receive the distribution in cash, unless we issue new shares that are trading at or above NAV, in which case such stockholders will be treated as receiving a distribution equal to the fair market value of the shares received, determined as of the reinvestment date.

We will inform stockholders of the source and tax status of all distributions promptly after the close of each calendar year.

For federal income tax purposes, distributions paid out of our current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Certain income distributions paid by us (whether paid in cash or reinvested in additional shares of our stock) to individual taxpayers are taxed at rates applicable to net long-term capital gains. This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the stockholder and the dividends are attributable to qualified dividend income received by us, and there can be no assurance as to what portion of our dividend distributions will qualify for favorable treatment. For this purpose, “qualified dividend income” means dividends received from United States corporations and “qualified foreign corporations,” provided that we satisfy certain holding period and other requirements in respect of the stock of such corporations. The maximum individual rate applicable to qualified dividend income is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Given our investment strategies, it is not anticipated that a significant portion of our dividends will be eligible to be treated as qualified dividend income.

Dividends distributed from our investment company taxable income which have been designated by us and received by certain of our corporate stockholders will qualify for the DRD to the extent of the amount of qualifying dividends received by us from certain domestic corporations for the tax year. A dividend received by us will not be treated as a qualifying dividend (i) to the extent the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (ii) if we fail to meet certain holding period requirements for the stock on which the dividend is paid or (iii) to the extent we are under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the DRD may be disallowed or reduced if an otherwise eligible corporate stockholder fails to satisfy the foregoing requirements with respect to shares of our stock or by application of the Code. Given our investment strategies, it is not anticipated that a significant portion of our dividends will be eligible for the DRD.

Capital gain dividends distributed to a stockholder are characterized as long-term capital gains, regardless of how long the stockholder has held our shares. A distribution of an amount in excess of our current and accumulated earnings and profits will be treated by a stockholder as a return of capital which is applied against and reduces the stockholder’s tax basis in our shares. To the extent that the amount of any such distribution exceeds a stockholder’s tax basis in our shares, the excess will be treated by the stockholder as gain from a sale or exchange of the shares. Distributions of gains from the sale or other disposition of our investments that we owned for one year or less are characterized as ordinary income.

We may elect to retain our net capital gains or a portion thereof for investment and be subject to tax at corporate rates on the amount retained. In such case, we may designate the retained amount as undistributed net capital gains in a notice to our stockholders who will be treated as if each received a distribution of the pro rata share of such net capital gain, with the result that each stockholder will: (i) be required to report the pro rata share of such net capital gain on the applicable tax return as long-term capital gains; (ii) receive a refundable tax credit for the pro rata share of tax paid by us on the net capital gain; and (iii) increase the tax basis for the shares of our stock held by an amount equal to the deemed distribution less the tax credit.

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to noncorporate stockholders.

Selling stockholders will generally recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the stockholder’s adjusted tax basis in the shares sold. The gain or loss will generally be a capital gain or loss. The current maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is: (i) the same as the maximum ordinary income tax rate for gain recognized on the sale of capital assets held for one year or less; or (ii) generally 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends).

Gain or loss, if any, resulting from our redemption of our Preferred Stock will generally be taxed as gain or loss from a sale or exchange of our Preferred Stock rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of a stockholder’s interest in us, (c) is substantially disproportionate with respect to the stockholder, or (d) with respect to non-corporate stockholders, is in partial liquidation of us. For purposes of (a), (b) and (c) above, a U.S. preferred stockholder’s ownership of our Preferred Stock will be taken into account. A portion of the amount received by a U.S. preferred stockholder on either the sale, or our redemption, of our Preferred Stock may be characterized as dividend income to the extent it is attributable to declared but unpaid dividends. Holders of Preferred Stock are advised to consult their tax advisors to determine their own tax treatment in the event of a redemption of such stock.

Holders of Preferred Stock are advised to consult their tax advisors to determine their own tax treatment in the event of a redemption of such stock.

Even if a redemption of Preferred Stock is treated as a sale or exchange, a portion of the amount received by a holder on the redemption may be characterized as dividend income for federal income tax purposes to the extent such portion is attributable to declared but unpaid dividends. If a redemption of Preferred Stock from a holder is not treated as a sale or exchange for federal income tax purposes, the proceeds of such distribution generally will be characterized for federal income tax purposes as a dividend.

Any loss realized upon the sale or exchange of shares of our stock with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (or amounts designated as undistributed capital gains) with respect to such shares. In addition, all or a portion of a loss realized by a stockholder on a sale or other disposition of shares of our stock may be disallowed under “wash sale” rules to the extent the stockholder acquires other shares of our stock (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of our shares. Any disallowed loss will result in an adjustment to the stockholder’s tax basis in some or all of the other shares of our stock acquired.

Certain commissions or other sales charges paid upon a purchase of our shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of our shares, during the period beginning on the date of such sale and ending on January 31 of the calendar year following the calendar year in which the sale is made, pursuant to a reinvestment right. Any disregarded amounts will result in an adjustment to a stockholder’s tax basis in some or all of any other shares of our stock acquired.

Certain distributions reported by us as Section 163(j) interest dividends may be treated as interest income by stockholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by stockholders is generally subject to holding period requirements and other potential limitations. The amount that we are eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of our business interest income over the sum of our (i) business interest expense and (ii) other deductions properly allocable to our business interest income.

The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, we intend each year to allocate capital gain dividends, if any, between our shares of common stock and shares of preferred stock in proportion to the total dividends paid to each class with respect to such tax year.

Medicare Tax on Net Investment Income. A 3.8% tax is imposed under Section 1411 of the Code on the “net investment income” of certain U.S. citizens and residents and on the undistributed net investment income of certain estates and trusts. Among other items, net investment income generally includes payments of interest or dividends on, and net gains recognized from the sale, exchange, redemption, retirement or other taxable disposition of our securities (unless the securities are held in connection with certain trades or businesses), less certain deductions. Prospective investors in our securities should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of our stock.

Taxation of Non-U.S. Holders of Our Stock. Whether an investment in the shares of our stock is appropriate for a non-U.S. holder will depend upon that person’s particular circumstances. An investment in the shares by a non-U.S. holder may have adverse tax consequences. Non-U.S. holders should consult their tax advisors before investing in our stock.

Subject to the discussions below, distributions of our “investment company taxable income” to non-U.S. holders (including interest income and net short-term capital gain) are generally expected to be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. holder, we will not be required to withhold U.S. federal tax if the non-U.S. holder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Special certification requirements apply to a non-U.S. holder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph.

In addition, with respect to certain distributions made by RICs to non-U.S. holders, no withholding is required and the distributions generally are not subject to U.S. federal income tax if (i) the distributions are properly reported in a notice timely delivered to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Depending on the circumstances, we may report all, some or none of our potentially eligible dividends as derived from such qualified net interest income or as qualified short-term capital gain, and a portion of our distributions, which may be significant (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Moreover, in the case of shares of our stock held through an intermediary, the intermediary may have withheld U.S. federal income tax even if we designated the payment as derived from such qualified net interest income or qualified short-term capital gain. Hence, no assurance can be provided as to whether any amount of our dividends or distributions will be eligible for this exemption from withholding or if eligible, will be reported as such by us.

Actual or deemed distributions of our net long-term capital gains to a non-U.S. holder, and gains realized by a non-U.S. holder upon the sale of our stock, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless, (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. holder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. holder in the United States or (ii) in the case of an individual stockholder, the stockholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the distributions or gains and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. holder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. holder would be required to obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. holder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. holder, distributions (both actual and deemed), and gains realized upon the sale of our stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a non-U.S. holder.

Non-U.S. holders may also be subject to U.S. estate tax with respect to their investment in our shares.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Tax Shelter Reporting Regulations. Under applicable Treasury Regulations, if a U.S. holder recognizes a loss with respect to our securities of $2 million or more for a non-corporate U.S. holder or $10 million or more for a corporate U.S. holder in any single tax year (or a greater loss over a combination of tax years), the U.S. holder may be required to file with the IRS a disclosure statement on IRS Form 8886. Direct U.S. holders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, U.S. holders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. holders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. holders of our stock should consult their own tax advisors to determine the applicability of these Treasury Regulations in light of their individual circumstances.

Information Reporting and Backup Withholding. A U.S. holder (other than an “exempt recipient,” including a “C” corporation and certain other persons who, when required, demonstrate their exempt status) may be subject to backup withholding at a rate of 24% on, and will be subject to information reporting requirements with respect to, payments of principal or interest (including OID, if any) on, and proceeds from the sale, exchange, redemption or retirement of, our securities. In general, if a non-corporate U.S. holder subject to information reporting fails to furnish a correct taxpayer identification number or otherwise fails to comply with applicable backup withholding requirements, backup withholding at the applicable rate may apply.

A non-U.S. holder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on distributions unless the non-U.S. holder provides us or the distribution paying agent with an IRS Form W-8BEN, IRS Form W-8BEN-E, or an acceptable substitute form, or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. holder or otherwise establishes an exemption from backup withholding. You should consult your own tax advisor regarding the application of information reporting and backup withholding in your particular circumstance and the availability of and procedure for obtaining an exemption from backup withholding. Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against your U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

FATCA Withholding on Payments to Certain Foreign Entities. FATCA generally imposes a U.S. federal withholding tax of 30% on (i) payments of dividends made with respect to shares of our stock and (ii) gross proceeds from the disposition of our stock to certain non-U.S. entities (including, in some circumstances, where such an entity is acting as an intermediary) that fail to comply (or be deemed compliant) with certain certification and information reporting requirements. FATCA withholding taxes apply to all withholdable payments without regard to whether the beneficial owner of the payment would otherwise be entitled to an exemption from withholding taxes pursuant to an applicable tax treaty with the United States or under U.S. domestic law. Stockholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required. Proposed Treasury Regulations, if finalized in their present form, would eliminate the application of withholding imposed under FATCA with respect to payments of gross proceeds. Pursuant to these proposed Treasury Regulations, the Company and any other applicable withholding agent may (but is not required to) rely on this proposed change to FATCA withholding until final regulations are issued or until such proposed Treasury Regulations are rescinded. Prospective holders of in our securities should consult their own tax advisors regarding the effect, if any, of the FATCA rules for them based on their particular circumstances.

The preceding discussion of material U.S. federal income tax considerations is for general information only and is not tax advice. We urge you to consult your own tax advisor with respect to the particular tax consequences to you of an investment in our securities, including the possible effect of any pending legislation or proposed regulations.

DESCRIPTION OF OUR SECURITIES

This prospectus contains a summary of our common stock, Preferred Stock, subscription rights and debt securities. These summaries are not meant to be a complete description of each security. However, this prospectus and the accompanying prospectus supplement will contain the material terms and conditions for each security being offered thereby.

The following are our authorized classes of securities as of March 31, 2025:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common stock, par value $0.001 per share	450,000,000 shares	10,000	20,318,901
8.00% Series A Preferred Shares due 2029, par value $0.001 per share	2,300,000 shares	-	2,300,000 shares
[●]% Series B Preferred Shares due 20[●]	[●] shares	-	[●] shares

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the DGCL and on our certificate of incorporation and bylaws. This summary is not necessarily complete, see our certificate of incorporation and our bylaws for a more detailed description of the provisions summarized below.

CAPITAL STOCK

Our authorized stock consists of 450,000,000 shares of common stock, par value $0.001 per share, and 50,000,000 shares of preferred stock, par value $0.001 per share. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations.

COMMON STOCK

All shares of our common stock have equal rights as to earnings, assets, dividends, and voting and, when they are issued, will be duly authorized, validly issued, fully paid, and nonassessable. Distributions may be paid to holders of our common stock if, as and when authorized by the board of directors and declared by us out of funds legally available therefrom. Shares of our common stock have no preemptive, exchange, conversion, or redemption rights and are freely transferable, except when their transfer is restricted by U.S. federal and state securities laws or by contract. In the event of our liquidation, dissolution, or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors.

PREFERRED STOCK

We are authorized to issue 50,000,000 shares of preferred stock. As of March 31, 2025, we had 2,300,000 shares of Preferred Stock outstanding. Our certificate of incorporation authorizes our board of directors to classify and reclassify any unissued shares of preferred stock into other classes or series of preferred stock without stockholder approval. If we issue preferred stock, costs of the offering will be borne immediately at such time by the holders of our common stock and result in a reduction of the NAV per share of our common stock at that time. We may issue additional series of preferred stock within the first twelve months following the completion of this offering. Prior to the issuance of each class or series of preferred stock, our board of directors is required by the DGCL and by our certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. See “Description of our Preferred Stock” below for additional information regarding our Series A Preferred Shares and Series B Preferred Shares.

Provisions of the DGCL and Our Certificate of Incorporation and Bylaws

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses. The indemnification of our officers and directors is governed by Section 145 of the DGCL, our certificate of incorporation and bylaws. Subsection (a) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit, or proceeding if (1) such person acted in good faith, (2) acted in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.

Subsection (b) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and except that no indemnification may be made in respect of any claim, issue, or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court deems proper.

DGCL Section 145 further provides that to the extent that a present or former director or officer is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding. In all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the applicable standard of conduct has been met by the party to be indemnified. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders. The statute authorizes the corporation to pay expenses incurred by an officer or director in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of the person to whom the advance will be made, to repay the advances if it is ultimately determined that he or she was not entitled to indemnification. DGCL Section 145 also provides that indemnification and advancement of expenses permitted under such Section are not to be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. DGCL Section 145 also authorizes the corporation to purchase and maintain liability insurance on behalf of its directors, officers, employees, and agents regardless of whether the corporation would have the statutory power to indemnify such persons against the liabilities insured.

Our certificate of incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended. DGCL Section 102(b)(7) provides that the personal liability of a director to a corporation or its stockholders for breach of fiduciary duty as a director may be eliminated except for liability (1) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock, or (4) for any transaction from which the director derives an improper personal benefit.

Our certificate of incorporation provides for the indemnification of any person to the full extent permitted, and in the manner provided, by the current DGCL or as the DGCL may hereafter be amended. In addition, we have entered into indemnification agreements with each of our directors and officers in order to effect the foregoing.

Delaware Anti-Takeover Law. The DGCL and our certificate of incorporation and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest, or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. These measures may delay, defer, or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over us. Such attempts could have the effect of increasing our expenses and disrupting our normal operations. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms. Our board of directors has considered these provisions and has determined that the provisions are in the best interests of us and our stockholders generally.

We are subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. In general, these provisions prohibit a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that the stockholder became an interested stockholder, unless:

●	prior to such time, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

●	upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or

●	on or after the date the business combination is approved by the board of directors and authorized at a meeting of stockholders, by at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

Section 203 defines “business combination” to include the following:

●	any merger or consolidation involving the corporation and the interested stockholder;

●	any sale, transfer, pledge or other disposition (in one transaction or a series of transactions) of 10% or more of either the aggregate market value of all the assets of the corporation or the aggregate market value of all the outstanding stock of the corporation involving the interested stockholder;

●	subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

●	any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation owned by the interested stockholder; or

●	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

In general, Section 203 defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons.

The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire us.

Election of Directors. Our bylaws provide that the affirmative vote of a plurality of all votes cast by stockholders present in person or by proxy at an annual or special meeting of the stockholders and entitled to vote thereat will be sufficient to elect a director. Under our certificate of incorporation, our board of directors may amend the bylaws to alter the vote required to elect directors.

For so long as any series of our preferred stock are outstanding, the holders of our preferred stock, voting as a class, will be entitled to elect two of our directors.

Classified Board of Directors. Our board of directors is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.

Number of Directors; Removal; Vacancies. Our certificate of incorporation provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors.

However, unless our bylaws are amended, the number of directors may never be less than three nor more than eight. Under the DGCL, unless the certificate of incorporation provides otherwise (which our certificate of incorporation does not), directors on a classified board such as our board of directors may be removed only for cause, by the affirmative vote of stockholders. Under our certificate of incorporation and bylaws and subject to applicable stockholder election requirements of the 1940 Act, any vacancy on the board of directors, including a vacancy resulting from an enlargement of the board of directors, may be filled only by vote of a majority of the directors then in office. The limitations on the ability of our stockholders to remove directors and fill vacancies could make it more difficult for a third-party to acquire, or discourage a third-party from seeking to acquire, control of us.

Action by Stockholders. Under our certificate of incorporation, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. This may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals. Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of the board of directors, (2) pursuant to our notice of meeting, or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. Nominations of persons for election to the board of directors at a special meeting may be made only (1) by or at the direction of the board of directors or (2) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Stockholder Meetings. Our bylaws provide that any action required or permitted to be taken by stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting. In addition, our certificate of incorporation provides that, in lieu of a meeting, any such action may be taken by unanimous written consent of our stockholders. In addition, our bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of candidates for election to the board of directors. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors, or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to the secretary of the stockholder’s intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting stockholder actions that are favored by the holders of a majority of our outstanding voting securities.

Calling of Special Meetings of Stockholders. Our bylaws provide that, except as required by law, special meetings of stockholders may be called by the secretary at the request of our board of directors, the chairperson of the board and our chief executive officer.

Conflict with the 1940 Act. Our bylaws provide that, if and to the extent that any provision of the DGCL or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Exclusive Forum. Our bylaws provide that, except for any claims, suits, actions, or proceedings arising under the federal securities laws, unless the Company consents to the selection of an alternative forum in writing, the Court of Chancery, or if that court does not have jurisdiction, the United States District Court for the District of Delaware shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of any duty owed by any director or officer or other agent of the Company to the Company or to the stockholders of the Company, (c) any action asserting a claim against the Company or any Director or officer or other agent of the Company arising pursuant to any provision of the DGCL or our certificate of incorporation or our bylaws, or (d) any action asserting a claim against the Company or any Director or officer or other agent of the Company that is governed by the internal affairs doctrine. Our bylaws also provide that any claims, suits, actions, or proceedings arising under the federal securities laws shall e exclusively brought in the federal district courts of the United States of America.

Potential Conversion to Open-End Fund

We may be converted to an open-end management investment company at any time if approved by each of the following: (i) a majority of our directors then in office, (ii) the holders of not less than 75% of our outstanding shares entitled to vote thereon, and (iii) such vote or votes of the holders of any class or classes or series of shares as may be required by the 1940 Act. The composition of our portfolio likely could prohibit us from complying with regulations of the SEC applicable to open-end management investment companies. Accordingly, conversion likely would require significant changes in our investment policies and may require liquidation of a substantial portion of relatively illiquid portions of its portfolio, to the extent such positions are held. In the event of conversion, the shares of our common stock would cease to be listed on the NYSE or other national securities exchange or market system. Any outstanding shares of our preferred stock would be redeemed by us prior to such conversion. Our board of directors believes, however, that the closed-end structure is desirable, given our investment objectives and policies. Investors should assume, therefore, that it is unlikely that the board of directors would vote to convert us to an open-end management investment company. Stockholders of an open-end management investment company may require the open-end management investment company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. We would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If we were converted to an open-end fund, it is likely that new shares of our common stock would be sold at NAV plus a sales load.

Repurchase of Shares and Other Discount Measures

In recognition of the possibility that shares of our common stock might trade at a discount to the NAV of such shares and that any such discount may not be in the interest of the holders of our common stock, the board of directors, in consultation with the Adviser, from time to time will review possible actions to reduce any such discount, including open market repurchases and/or tender offers for shares our common stock. In this respect, if, after two years from the date shares of our common stock are first listed on the NYSE, shares of our common stock trade at an average discount to NAV of more than 7.5% based on the average daily closing stock price over any six-month period, subject to (1) approval of the board of directors, and (2) compliance with any applicable 1940 Act restrictions (including any applicable asset coverage requirement), and with contractual obligations under any applicable debt financing, including any credit facilities which we may have at such time, we currently intend to announce a stock repurchase program pursuant to which we would repurchase in the open market a specified percentage (up to 10%) of our then-outstanding shares of common stock over a three-month period. We refer to such a program in this prospectus as a “Repurchase Program.” If initiated, we currently expect that we would halt a Repurchase Program once shares of our common stock cease to trade at a discount to NAV of more than 7.5% based on the average daily stock price over any six-month period during the operation of such Repurchase Program. We expect that repurchases of shares of our common stock pursuant to a Repurchase Program will be funded with our available cash or proceeds from asset liquidations. If we announce a Repurchase Program during a calendar year as described above, we do not currently intend to announce a subsequent Repurchase Program in the same calendar year or within the following six months.

While it is our current intention to implement a Repurchase Program in the circumstances described above, there are no assurances that the board of directors will approve any Repurchase Program or that, if initiated, a Repurchase Program will reduce or eliminate any discount to NAV per share. The factors that the board of directors may consider in determining whether to approve a Repurchase Program or any other action intended to reduce a discount in the trading price of our common stock include, but are not limited to, the market price of shares of our common stock, the NAV per share of our common stock, the liquidity of our assets, the effect on our expenses, whether such transactions would impair our status as a RIC or result in a failure to comply with applicable asset coverage requirements, whether the use of cash or sale of portfolio securities is desirable under current market conditions, any restrictions in or other impacts on our contractual arrangements, compliance with applicable law, any potential other courses of action, any applicable conflicts of interest, general economic conditions, and such other events or conditions that which may have a material effect on our ability to consummate such transactions.

DESCRIPTION OF OUR PREFERRED STOCK

We are authorized to issue 50,000,000 shares of preferred stock. As of March 31, 2025, we had 2,300,000 shares of Preferred Stock outstanding. Our certificate of incorporation authorizes our board of directors to classify and reclassify any unissued shares of preferred stock into other classes or series of preferred stock without stockholder approval. If we issue preferred stock, costs of the offering will be borne immediately at such time by the holders of our common stock and result in a reduction of the NAV per share of our common stock at that time. We may issue additional series of preferred stock within the first twelve months following the completion of this offering. Prior to the issuance of each class or series of preferred stock, our board of directors is required by the DGCL and by our certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest.

For any series of preferred stock that we may issue, our board of directors will determine and the certificate of designation and the offering documents relating to such series will describe:

●	the designation and number of shares of such series;

●	the rate and time at which, and the preferences and conditions under which, any dividends or other distributions will be paid on shares of such series, as well as whether such dividends or other distributions are participating or non-participating;

●	any provisions relating to convertibility or exchange ability of the shares of such series, including adjustments to the conversion price of such series;

●	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

●	the voting powers, if any, of the holders of shares of such series;

●	any provisions relating to the redemption of the shares of such series;

●	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

●	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

●	if applicable, a discussion of certain U.S. federal income tax considerations; and

●	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue, including the Series A Preferred Shares and Series B Preferred Shares, will be of equal rank and identical except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical except as to the dates from which dividends or other distributions, if any, thereon will be cumulative. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of our common stock is made, we maintain an asset coverage ratio of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock, after deducting the amount of such dividend, distribution or purchase price, as the case may be, (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more, and (3) such class of stock have complete priority over any other class of stock as to distribution of assets and payment of dividends or other distributions, which shall be cumulative. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Series A Preferred Shares

The following description describes the material terms of the Series A Preferred Shares and is based on relevant portions of the DGCL and on our certificate of incorporation and bylaws. This summary is not necessarily complete, and is subject, and entirely qualified by reference, to our certificate of incorporation, our bylaws and the Series A Certificate of Designation setting forth the terms of the Series A Preferred Shares. The Series A Certificate of Designation is attached as an exhibit to the registration statement of which this prospectus forms a part. You may obtain copies of these documents using the methods described in “Additional Information” in this prospectus.

General

Our authorized stock consists of 450,000,000 shares of common stock, par value $0.001 per share, and 50,000,000 shares of preferred stock, par value $0.001 per share. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations. At the time of issuance, the Series A Preferred Shares were fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting.

Ranking

The shares of Series A Preferred Shares rank equally in right with the Series B Preferred Shares and all other preferred stock that we may issue from time to time in accordance with the 1940 Act, if any, as to payment of dividends and the distribution of our assets upon dissolution, liquidation or winding up of our affairs. The Series A Preferred Shares, together with the Series B Preferred Shares and all other preferred stock that we may issue from time to time in accordance with the 1940 Act, if any, will rank senior to our common stock as to payment of dividends and the distribution of our assets upon dissolution, liquidation or winding up of our affairs and subordinate to the rights of holders of our existing and future indebtedness. Subject to the asset coverage requirements of the 1940 Act, we may issue indebtedness that is senior in right of payment to the Series A Preferred Shares without the vote or consent of the holders of the Series A Preferred Shares.

Dividends

General. Holders of the Series A Preferred Shares are entitled to receive cumulative cash dividends and distributions at a dividend rate (the “Series A Dividend Rate”) of 8.00% of the liquidation preference (the “Series A Liquidation Preference”), or $2 per share per year (subject to adjustment in certain circumstances as described below), when, as and if declared by, or under authority granted by, our board of directors out of funds legally available for payment, in parity with dividends and distributions to holders of our other series of preferred stock, including the Series B Preferred Shares, and in preference to dividends and distributions of our common stock. Dividends on the Series A Preferred Shares offered will be payable monthly in arrears on the last business day of every calendar month, or the “Series A Dividend Payment Date,” commencing on November 29, 2024. Dividends on the Series A Preferred Shares will be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of dividends payable on the Series A Preferred Shares on any date prior to the end of a dividend period for the Series A Preferred Shares (the “Series A Dividend Period”), and for the initial Series A Dividend Period, will be computed on the basis of a 360-day year consisting of twelve 30-day months, and actual days elapsed over a 30-day month.

Dividend Periods. The first Series A Dividend Period for holders of Series A Preferred Shares commenced on November 6, 2024 and ended on, but excluded, November 30, 2024, and each subsequent Series A Dividend Period will be the period beginning on and including the last Series A Dividend Payment Date and ending on, but excluding, the next Series A Dividend Payment Date. Dividends will be payable monthly in arrears on the Series A Dividend Payment Date and upon redemption of the Series A Preferred Shares. Except for the first Dividend Period, dividends with respect to any monthly Series A Dividend Period will be declared and paid to holders of record of Series A Preferred Shares as their names appear on our registration books at the close of business on the applicable record date, which will be a date designated by the board of directors that is not more than 20 nor less than 7 calendar days prior to the applicable Series A Dividend Payment Date, and which date will be communicated to holders of record of such shares in the manner specified in Section 7.4 of the Series A Certificate of Designation. With respect to the first Series A Dividend Period, dividends of the shares of Series A Preferred Shares were paid on November 29, 2024 to holders of record of such Series A Preferred Shares as their names appeared on our registration books at the close of business on November 10, 2024.

Only holders of Series A Preferred Shares on the record date for a Series A Dividend Period are entitled to receive dividends and distributions payable with respect to such Series A Dividend Period, and holders of Series A Preferred Shares who sell shares before such a record date and purchasers of Series A Preferred Shares who purchase shares after such a record date should take the effect of the foregoing provisions into account in evaluating the price to be received or paid for such Series A Preferred Shares.

Mechanics of Payment of Dividends. Not later than 12:00 noon, New York City time, on a Series A Dividend Payment Date, we are required to deposit with the Redemption and Paying Agent sufficient funds for the payment of dividends in the form of Deposit Securities. We do not intend to establish any reserves for the payment of dividends.

All Deposit Securities paid to the Redemption and Payment Agent for the payment of dividends will be held in trust for the payment of such dividends to the holders of Series A Preferred Shares. Dividends will be paid by the Redemption and Payment Agent to the holders of Series A Preferred Shares as their names appear on our registration books on the applicable record date. Dividends that are in arrears for any past Series A Dividend Period may be declared and paid at any time, without reference to any regular Series A Dividend Payment Date. Such payments are made to holders of Series A Preferred Shares as their names appear on our registration books on such date, not exceeding 20 nor less than 7 calendar days preceding the payment date thereof, as may be fixed by our board of directors. Any payment of dividends in arrears will first be credited against the earliest accumulated but unpaid dividends. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on any Series A Preferred Shares which may be in arrears. See “ — Adjustment to Fixed Dividend Rate — Default Period.”

Upon our failure to pay dividends for at least two years, the holders of Series A Preferred Shares will acquire certain additional voting rights. See “ — Voting Rights” below. Such rights shall be the exclusive remedy of the holders of Series A Preferred Shares upon any failure to pay dividends on Series A Preferred Shares.

Adjustment to Fixed Dividend Rate — Default Period. Subject to the cure provisions below, a default period with respect to the Series A Preferred Shares (a “Series A Default Period”) will commence on a date we fail to deposit the Deposit Securities as required in connection with a Series A Dividend Payment Date or a Series A Redemption Date (as defined below). A Series A Default Period will end on the business day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends and any unpaid redemption price shall have been deposited irrevocably in trust in same-day funds with the Redemption and Paying Agent. The applicable dividend rate for each day during the Series A Default Period will be equal to the Series A Dividend Rate in effect on such day plus two percent (2%) per annum, or the “Series A Default Rate.”

No Default Period will be deemed to commence if the amount of any dividend or any redemption price due (if such default is not solely due to our willful failure) is deposited irrevocably in trust, in same-day funds with the Redemption and Paying Agent by 12:00 noon, New York City time, on a business day that is not later than three business days after the applicable Series A Dividend Payment Date or Series A Redemption Date, together with an amount equal to the Series A Default Rate applied to the amount and period of such non-payment based on the actual number of calendar days comprising such period divided by 360.

Restrictions on Dividend, Redemption, Other Payments and Issuance of Debt. No full dividends and distributions will be declared or paid on the Series A Preferred Shares for any Series A Dividend Period, or a part of a Series A Dividend Period, unless the full cumulative dividends and distributions due through the most recent dividend payment dates for all outstanding shares of preferred stock of any series have been, or contemporaneously are, declared and paid through the most recent dividend payment dates for each share of preferred stock. If full cumulative dividends and distributions due have not been paid on all outstanding preferred stock of any series, including the Series B Preferred Shares, any dividends and distributions being declared and paid on Series A Preferred Shares will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and distributions accumulated but unpaid on the shares of each such series of preferred stock on the relevant dividend payment date. No holders of Series A Preferred Shares will be entitled to any dividends and distributions in excess of full cumulative dividends and distributions as provided in the Series A Certificate of Designation.

For so long as any Series A Preferred Shares are outstanding, we will not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in shares of our common stock) in respect of the common stock, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any such common stock, or (z) pay any proceeds of our liquidation in respect of such common stock, unless, in each case, (A) immediately thereafter, we will be in compliance with the 200% asset coverage limitations set forth under the 1940 Act with respect to a class of senior security which is stock, after deducting the amount of such dividend or distribution or redemption or purchasing price or liquidation proceeds, as described below, (B) all cumulative dividends and distributions of shares of all series of preferred stock ranking on parity with the Series A Preferred Shares due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid (or shall have been declared and sufficient funds or Deposit Securities as permitted by the terms of such preferred stock for the payment thereof shall have been deposited irrevocably with the applicable paying agent) and (C) we have deposited Deposit Securities with the Redemption and Paying Agent in accordance with the requirements described herein with respect to outstanding Series A Preferred Shares to be redeemed pursuant to a mandatory term redemption or mandatory redemption resulting from the failure to comply with the asset coverage requirements as described below for which a Notice of Redemption shall have been given or shall have been required to be given in accordance with the terms described herein on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.

Except as required by law, we will not redeem any Series A Preferred Shares unless all accumulated and unpaid dividends and distributions on all outstanding preferred stock of any series ranking on parity with the Series A Preferred Shares (including the Series B Preferred Shares) with respect to dividends and distributions for all applicable past Series A Dividend Periods (whether or not earned or declared by us) (x) will have been or are contemporaneously paid or (y) will have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such preferred stock) for the payment of such dividends and distributions will have been or are contemporaneously deposited with the applicable paying agent, provided, however, that the foregoing will not prevent the purchase or acquisition of outstanding shares of Series A Preferred Shares pursuant to an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding shares of any other series of preferred stock for which all accumulated and unpaid dividends and distributions have not been paid.

1940 Act Asset Coverage. Under the 1940 Act, we may not (1) declare any dividend with respect to any preferred stock if, at the time of such declaration (and after giving effect thereto), our asset coverage with respect to any of our borrowings that are senior securities representing indebtedness (as determined in accordance with Section 18(h) under the 1940 Act), would be less than 200% or (2) declare any other distribution on the preferred stock or purchase or redeem shares of our preferred stock if at the time of the declaration or redemption (and after giving effect thereto), asset coverage with respect to such borrowings that are senior securities representing indebtedness would be less than 200%. “Senior securities representing indebtedness” generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of capital stock) and evidencing indebtedness and could include our obligations under any borrowings. For purposes of determining our asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of shares, the term senior security does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term senior security also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of our total assets at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 calendar days and is not extended or renewed; otherwise such loan is presumed not to be for temporary purposes.

Liquidation Rights

In the event of any liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, the holders of Series A Preferred Shares will be entitled to receive out of our assets available for distribution to stockholders, after satisfying claims of creditors but before any distribution or payment will be made in respect of the shares of our common stock, a liquidation distribution equal to the Series A Liquidation Preference plus an amount equal to all unpaid dividends and distributions accumulated to, but excluding, the date fixed for such distribution or payment (whether or not earned or declared by us, but excluding interest thereon), and such holders will be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

If, upon any liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, our assets available for distribution among the holders of all Series A Preferred Shares, and any other outstanding preferred stock, if any, will be insufficient to permit the payment in full to such holders of Series A Preferred Shares of the Series A Liquidation Preference plus accumulated and unpaid dividends and distributions and the amounts due upon liquidation with respect to such other preferred stock, then the available assets will be distributed among the holders of such Series A Preferred Shares and such other series of preferred stock ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, unless and until the Series A Liquidation Preference on each outstanding share of Series A Preferred Shares, plus accumulated and unpaid dividends and distributions thereon, has been paid in full to the holders of Series A Preferred Shares, no dividends, distributions or other payments will be made on, and no redemption, repurchase or other acquisition by us will be made by us in respect of, shares of our common stock.

Neither the sale of all or substantially all of the property or business of the Company, nor the merger, consolidation or our reorganization into or with any other business or corporation, statutory trust or other entity, nor the merger, consolidation or reorganization of any other business or corporation, statutory trust or other entity into or with us will be a dissolution, liquidation or winding up, whether voluntary or involuntary, for purposes of the provisions relating to liquidation set forth in the Series A Certificate of Designation.

Redemption

Mandatory Term Redemption. We are required to redeem all outstanding shares of the Series A Preferred Shares on November 30, 2029 (the “Series A Mandatory Redemption Date”), at a redemption price equal to the Series A Liquidation Preference plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the Series A Mandatory Redemption Date. If the Series A Mandatory Redemption Date occurs after the applicable record date for a dividend but on or prior to the related Series A Dividend Payment Date, the dividend payable on such Series A Dividend Payment Date in respect of such Series A Preferred Shares will be payable on such Series A Dividend Payment Date to the holders of record of such Series A Preferred Shares at the close of business on the applicable Series A Dividend Record Date, and will not be payable as part of the redemption price for such Series A Preferred Shares. We cannot effect any modification of or repeal our obligation to redeem the Series A Preferred Shares on the Series A Mandatory Redemption Date without the prior unanimous approval of the holders of the Series A Preferred Shares.

Redemption for Failure to Maintain Asset Coverage. If we fail to maintain asset coverage (as defined in the 1940 Act) of at least 200% as provided in the Series A Certificate of Designation and such failure is not cured as of the close of business on the Asset Coverage Cure Date, we will fix a redemption date and proceed to redeem the number of shares of our preferred stock, including the Series A Preferred Shares, as described below at a price per share equal to the Series A Liquidation Preference plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared but excluding interest thereon) to, but excluding, the date fixed for redemption by our board of directors. We will redeem out of funds legally available the number of outstanding shares of preferred stock (which may include at our sole option any number or proportion of the Series A Preferred Shares) equal to the lesser of (i) the minimum number of shares of preferred stock, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in us having asset coverage of at least 200% and (ii) the maximum number of shares of preferred stock that can be redeemed out of funds expected to be legally available in accordance with our Series A Certificate of Designation and applicable law, provided further, that in connection with any such redemption for failure to maintain the asset coverage required by the 1940 Act, we may, at our sole option, redeem such additional number of shares of preferred stock that will result in our having asset coverage of up to and including 285%. We will effect a redemption on the date fixed by us, which date will not be later than 90 calendar days after the Asset Coverage Cure Date, except that if we do not have funds legally available for the redemption of all of the required number of shares of preferred stock which have been designated to be redeemed or we otherwise are unable to effect such redemption on or prior to 90 calendar days after the Asset Coverage Cure Date, we will redeem those shares of preferred stock which we were unable to redeem on the earliest practicable date on which we are able to effect such redemption.

Optional Redemption. Upon giving notice of redemption, or a “Series A Notice of Redemption,” the Series A Preferred Shares may, at our sole option, be redeemed, in whole or in part, at any time on or after November 30, 2026, out of funds legally available for such redemption at a redemption price per share equal to the Series A Liquidation Preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption.

Subject to the provisions of the Series A Certificate of Designation and applicable law, our board of directors will have the full power and authority to prescribe the terms and conditions upon which shares of Series A Preferred Shares will be redeemed from time to time.

We may not on any date deliver a Series A Notice of Redemption to redeem any shares of Series A Preferred Shares pursuant to the optional redemption provisions described above unless on such date we have available Deposit Securities for the redemption contemplated by such notice having a value not less than the amount due to holders of shares of Series A Preferred Shares by reason of the redemption of such shares of Series A Preferred Shares on such Series A Redemption Date.

Redemption Procedures. We will file a notice of our intention to redeem with the SEC so as to provide the 30-calendar day notice period contemplated by Rule 23c-2 under the 1940 Act, or such shorter notice period as may be permitted by the SEC or its staff.

If we shall determine or be required to redeem, in whole or in part, shares of Series A Preferred Shares, we will deliver a Series A Notice of Redemption by overnight delivery, by first class mail, postage prepaid or by electronic means to the holders of record of such Series A Preferred Shares to be redeemed, or request the Redemption and Paying Agent, on our behalf, to promptly do so by overnight delivery, by first class mail or by electronic means. A Series A Notice of Redemption will be provided not less than thirty (30) nor more than sixty (60) calendar days prior to the date fixed for redemption in such Series A Notice of Redemption, or the “Series A Redemption Date.” If fewer than all of the outstanding shares of Series A Preferred Shares are to be redeemed pursuant to either the mandatory redemption provisions triggered by our failure to maintain the required asset coverage or the optional redemption provisions, the shares of Series A Preferred Shares to be redeemed will be selected either (1) pro rata among Series A Preferred Shares, (2) by lot or (3) in such other manner as our board of directors may determine to be fair and equitable. If fewer than all shares of Series A Preferred Shares held by any holder are to be redeemed, the Series A Notice of Redemption mailed to such holder shall also specify the number of shares of Series A Preferred Shares to be redeemed from such holder or the method of determining such number. We may provide in any Series A Notice of Redemption relating to a redemption contemplated to be effected pursuant to the Series A Certificate of Designation that such redemption is subject to one or more conditions precedent and that we will not be required to effect such redemption unless each such condition has been satisfied. No defect in any Series A Notice of Redemption or delivery thereof will affect the validity of redemption proceedings except as required by applicable law.

If we give a Series A Notice of Redemption, then at any time from and after the giving of such Series A Notice of Redemption and prior to 12:00 noon, New York City time, on the Series A Redemption Date (so long as any conditions precedent to such redemption have been met or waived by us), we will (i) deposit with the Redemption and Paying Agent Deposit Securities having an aggregate market value at the time of deposit not less than the redemption price of the shares of Series A Preferred Shares to be redeemed on the Series A Redemption Date and (ii) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable redemption price to the holders of shares of Series A Preferred Shares called for redemption on the Series A Redemption Date. Notwithstanding the foregoing, if the Series A Redemption Date is the Series A Mandatory Redemption Date, then such deposit of Deposit Securities will be made no later than 15 calendar days prior to the Series A Mandatory Redemption Date.

Upon the date of the deposit of Deposit Securities by us for purposes of redemption of shares of Series A Preferred Shares, all rights of the holders of Series A Preferred Shares so called for redemption shall cease and terminate except the right of the holders thereof to receive the applicable redemption price and such shares of Series A Preferred Shares will no longer be deemed outstanding for any purpose whatsoever (other than the transfer thereof prior to the applicable Series A Redemption Date and other than the accumulation of dividends on such shares in accordance with the terms of the Series A Preferred Shares up to, but excluding, the applicable Series A Redemption Date). We will be entitled to receive, promptly after the Series A Redemption Date, any Deposit Securities in excess of the aggregate redemption price of shares of Series A Preferred Shares called for redemption on the Series A Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of 90 calendar days from the Series A Redemption Date will, to the extent permitted by law, be repaid to us, after which the holders of Series A Preferred Shares so called for redemption shall look only to us for payment of the Series A Redemption Price. We will be entitled to receive, from time to time after the Series A Redemption Date, any interest on the Deposit Securities so deposited.

If any redemption for which a Series A Notice of Redemption has been provided is not made by reason of the absence of our legally available funds in accordance with the Series A Certificate of Designation and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. No default will be deemed to have occurred if we have failed to deposit in trust with the Redemption and Paying Agent the applicable redemption price with respect to any shares where (1) the Series A Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent has not been satisfied at the time or times and in the manner specified in such Series A Notice of Redemption. Notwithstanding the fact that a Series A Notice of Redemption has been provided with respect to any shares of Series A Preferred Shares, dividends may be declared and paid on such shares of Series A Preferred Shares in accordance with their terms if Deposit Securities for the payment of the redemption price of such shares of Series A Preferred Shares shall not have been deposited in trust with the Redemption and Paying Agent for that purpose.

We may, in our sole discretion and without a stockholder vote, modify the redemption procedures with respect to notification of redemption for the Series A Preferred Shares, provided that such modification does not materially and adversely affect the holders of Series A Preferred Shares or cause us to violate any applicable law, rule or regulation.

Voting Rights

Except as otherwise provided in the Series A Certificate of Designation or as otherwise required by law, (1) each holder of Series A Preferred Shares will be entitled to one vote for each share of Series A Preferred Shares held on each matter submitted to a vote of our stockholders and (2) the holders of all outstanding shares of preferred stock, including the Series A Preferred Shares, and shares of common stock will vote together as a single class.

In addition, the holders of shares of our preferred stock, including the Series A Preferred Shares, will have the right to elect two members of the board of directors at all times (regardless of the number of directors serving on the board of directors). Such directors are referred to as our “Preferred Directors.” The holders of outstanding shares of our common stock, together with the holders of outstanding shares of our preferred stock, including the Series A Preferred Shares and Series B Preferred Shares, voting together as a single class, will elect the remaining members of the board of directors. Under our certificate of incorporation and bylaws, our directors are divided into three classes, with the term of one class expiring at each annual meeting of our stockholders. One of our Preferred Directors will be up for election at the annual meeting of our stockholders held in 2025 and the other Preferred Directors will be up for election at the annual meeting of our stockholders held in 2026.

Notwithstanding the foregoing, if (1) at the close of business on any dividend payment date for dividends on any outstanding share of any preferred stock, including any outstanding shares of the Series A Preferred Shares or Series B Preferred Shares, accumulated dividends (whether or not earned or declared) on such preferred stock equal to at least two full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or (2) at any time holders of any shares of preferred stock are entitled under the 1940 Act to elect a majority of our directors (a period when either of the foregoing conditions exists, a “Voting Period”), then the number of members constituting our board of directors will automatically be increased by the smallest number of directors (each, a “New Preferred Director”) that, when added to the two Preferred Directors, would constitute a majority of our board of directors as so increased by such smallest number. The terms of office of the persons who are directors at the time of that election will not be affected by the election of the New Preferred Director. If we thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding shares of our preferred stock, including the Series A Preferred Shares and Series B Preferred Shares, for all past dividend periods, or the Voting Period is otherwise terminated, (1) the voting rights stated above shall cease, subject always, however, to the re-vesting of such voting rights in the holders of shares of our preferred stock upon the further occurrence of any of the events described herein, and (2) the terms of office of all of the New Preferred Directors will terminate automatically. Any preferred stock issued after the date hereof will vote with the Series A Preferred Shares as a single class on the matters described above, and the issuance of any other preferred stock by us may reduce the voting power of the holders of the Series A Preferred Shares.

As soon as practicable after the accrual of any right of the holders of shares of preferred stock to elect New Preferred Directors, we will call a special meeting of such holders and notify the Redemption and Paying Agent and/or such other person as is specified in the terms of such preferred stock to receive notice, (i) by mailing or delivery by electronic means or (ii) in such other manner and by such other means as are specified in the terms of such preferred stock, a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 calendar days after the date of the delivery by electronic means or mailing of such notice. If we fail to call such a special meeting, it may be called at our expense by any such holder on like notice. The record date for determining the holders of shares of preferred stock entitled to notice of and to vote at such special meeting shall be the close of business on the business day preceding the calendar day on which such notice is mailed. At any such special meeting and at each meeting of holders of shares of preferred stock held during a Voting Period at which directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all our other securities and classes of shares), will be entitled to elect the number of New Preferred Directors prescribed above on a one-vote-per-share basis.

Except as otherwise permitted by the terms of the Series A Certificate of Designation, (1) so long as any shares of preferred stock are outstanding, we will not, without the affirmative vote or consent of the holders of at least two-thirds of all outstanding shares of preferred stock, voting as a separate class, amend, alter or repeal the provisions of the Series A Certificate of Designation (or any other document governing the rights of our preferred stock or the holders thereof as may be required by the rules of any applicable securities exchange), whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of our preferred stock or the holders thereof and (2) so long as any shares of the Series A Preferred Shares are outstanding, we will not, without the affirmative vote or consent of the holders of at least two-thirds of all outstanding shares of the Series A Preferred Shares, voting as a separate class, amend, alter or repeal the provisions of the Series A Certificate of Designation (or any other document governing the rights of the Series A Preferred Shares or the holders thereof as may be required by the rules of any applicable securities exchange), whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of the Series A Preferred Shares or the holders thereof differently from shares of any other outstanding series of our preferred stock; provided, however, that (i) a change in our capitalization as described under the heading “- Issuance of Additional Preferred Shares” below will not be considered to materially and adversely affect the rights and preferences of any holder of shares of our preferred stock, and (ii) a division of a share of preferred stock will be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the holders of such shares of preferred stock. No matter will be deemed to adversely affect any preference, right or power of a share of preferred stock, including the Series A Preferred Shares or the holders of Series A Preferred Shares, unless such matter (i) alters or abolishes any preferential right of such share of preferred stock, or (ii) creates, alters or abolishes any right in respect of redemption of the preferred stock or the applicable series thereof (other than as a result of a division of a share of preferred stock). So long as any shares of preferred stock are outstanding, we will not, without the affirmative vote or consent of the holders of at least two-thirds of the shares of preferred stock outstanding at the time, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as we are solvent and does not foresee becoming insolvent.

The affirmative vote of the holders of at least a “majority of the shares of preferred stock,” including the shares of the Series A Preferred Shares outstanding at the time, voting as a separate class, will be required (i) to approve any action requiring a vote of our security holders pursuant to Section 13(a) of the 1940 Act, or (ii) to approve any plan of “reorganization” (as such term is defined in Section 2(a)(33) of the 1940 Act) adversely affecting such shares of preferred stock. For purposes of the foregoing, the vote of a “majority of the outstanding shares of preferred stock” means the vote at an annual or special meeting duly called (a) of 67% or more of such shares present at a meeting, if the holders of more than 50% of such outstanding shares are present or represented by proxy at such meeting, or (b) of more than 50% of such outstanding shares, whichever is less.

For purposes of determining any rights of the holders of Series A Preferred Shares to vote on any matter, whether such right is created by the Series A Certificate of Designation, by statute or otherwise, no holder of the Series A Preferred Shares will be entitled to vote any shares of the Series A Preferred Shares and no share of the Series A Preferred Shares will be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Series A Notice of Redemption with respect to such share of Series A Preferred Shares will have been given in accordance with the Series A Certificate of Designation, and the price for the redemption of such shares of Series A Preferred Shares will have been irrevocably deposited with the Redemption and Paying Agent for that purpose. No Series A Preferred Shares held by us will have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

Unless otherwise required by law or our Series A Certificate of Designation, holders of the Series A Preferred Shares will not have any relative rights or preferences or other special rights with respect to voting other than those specifically set forth in the Series A Certificate of Designation. The holders of shares of Series A Preferred Shares will have no rights to cumulative voting. In the event that we fail to declare or pay any dividends on the Series A Preferred Shares, the exclusive remedy of the holders will be the right to vote for additional directors as discussed above; provided that the foregoing does not affect our obligation to accumulate and, if permitted by applicable law and the Series A Certificate of Designation, pay dividends at the Series A Default Rate as discussed above.

Issuance of Additional Preferred Shares

So long as any Series A Preferred Shares are outstanding, we may, without the vote or consent of the holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of our senior securities representing shares under Section 18 of the 1940 Act, ranking on parity with the Series A Preferred Shares as to payment of dividends and distribution of assets upon dissolution, liquidation or the winding up of our affairs, including additional series of preferred stock, and authorize, issue and sell additional shares of any such series of preferred stock then outstanding or so established and created, in each case in accordance with applicable law, provided that we will, immediately after giving effect to the issuance of such additional preferred stock and to its receipt and application of the proceeds thereof, including to the redemption of preferred stock with such proceeds, have asset coverage of at least 200%.

Actions on Other than Business Days

Unless otherwise provided in the Series A Certificate of Designation, if the date for making any payment, performing any act or exercising any right is not a business day (i.e., a calendar day on which the NYSE is open for trading), such payment will be made, act performed or right exercised on the next succeeding business day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount will accrue for the period between such nominal date and the date of payment.

Modification

Without the consent of any holders of the Series A Preferred Shares, our board of directors may amend or modify these terms of the Series A Preferred Shares to cure any ambiguity, or correct or supplement any provision herein which may be inconsistent with any other provision in the Series A Certificate of Designation or make any other provisions with respect to matters or questions arising under these terms of the Series A Preferred Shares that are not inconsistent with the provisions in the Series A Certificate of Designation. No modification made to cure any ambiguity, or correct or supplement any provision, without the consent of holders of Series A Preferred Shares, will materially or adversely affect any preference, right or powers of such holders.

Series B Preferred Shares

Ranking

The shares of Series B Preferred Shares will rank equally in right with the Series A Preferred Shares and all other preferred stock that we may issue from time to time in accordance with the 1940 Act, if any, as to payment of dividends and the distribution of our assets upon dissolution, liquidation or winding up of our affairs. The Series B Preferred Shares, together with the Series A Preferred Shares all other preferred stock that we may issue from time to time in accordance with the 1940 Act, if any, will rank senior to our common stock as to payment of dividends and the distribution of our assets upon dissolution, liquidation or winding up of our affairs and subordinate to the rights of holders of our existing and future indebtedness. Subject to the asset coverage requirements of the 1940 Act, we may issue indebtedness that is senior in right of payment to the Series B Preferred Shares without the vote or consent of the holders of the Series B Preferred Shares.

Dividends

General. Holders of the Series B Preferred Shares are entitled to receive cumulative cash dividends and distributions at the Dividend Rate of       % of the Liquidation Preference, or $       per share per year (subject to adjustment in certain circumstances as described below), when, as and if declared by, or under authority granted by, our board of directors out of funds legally available for payment, in parity with dividends and distributions on our Series A Preferred Shares and in preference to dividends and distributions of our common stock. Dividends on the Series B Preferred Shares offered pursuant to this prospectus will be payable monthly in arrears on the last business day of every calendar month, or the “Dividend Payment Date,” commencing on      , 202[●]. Dividends on the Series B Preferred Shares will be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of dividends payable on the Series B Preferred Shares on any date prior to the end of a Dividend Period, and for the initial Dividend Period, will be computed on the basis of a 360-day year consisting of twelve 30-day months, and actual days elapsed over a 30-day month.

Dividend Periods. The first Dividend Period for holders of Series B Preferred Shares offered pursuant to this prospectus will commence on the Date of Original Issue and will end on, but exclude,      , 202[●], and each subsequent Dividend Period will be the period beginning on and including the last Dividend Payment Date and ending on, but excluding, the next Dividend Payment Date. Dividends will be payable monthly in arrears on the Dividend Payment Date and upon redemption of the Series B Preferred Shares. Except for the first Dividend Period, dividends with respect to any monthly Dividend Period will be declared and paid to holders of record of Series B Preferred Shares as their names appear on our registration books at the close of business on the applicable record date, which will be a date designated by the board of directors that is not more than 20 nor less than 7 calendar days prior to the applicable Dividend Payment Date, and which date will be communicated to holders of record of such shares in the manner specified in Section 7.4 of the Series B Certificate of Designation. With respect to the first Dividend Period, dividends of the shares of Series B Preferred Shares offered pursuant to this prospectus will be paid on [●], 202[●] to holders of record of such Series B Preferred Shares as their names appear on our registration books at the close of business on [●], 202[●].

Only holders of Series B Preferred Shares on the record date for a Dividend Period will be entitled to receive dividends and distributions payable with respect to such Dividend Period, and holders of Series B Preferred Shares who sell shares before such a record date and purchasers of Series B Preferred Shares who purchase shares after such a record date should take the effect of the foregoing provisions into account in evaluating the price to be received or paid for such Series B Preferred Shares.

Mechanics of Payment of Dividends. Not later than 12:00 noon, New York City time, on a Dividend Payment Date, we are required to deposit with the Redemption and Paying Agent sufficient funds for the payment of dividends in the form of Deposit Securities. Deposit Securities will generally consist of (1) cash or cash equivalents; (2) direct obligations of the United States or its agencies or instrumentalities that are entitled to the full faith and credit of the United States, which we refer to as the U.S. Government Obligations; (3) investments in money market funds registered under the 1940 Act that qualify under Rule 2a-7 under the 1940 Act and certain similar investment vehicles that invest in U.S. Government Obligations or any combination thereof; or (4) any letter of credit from a bank or other financial institution that has a credit rating from at least one ratings agency that is the highest applicable rating generally ascribed by such ratings agency to bank deposits or short-term debt of similar banks or other financial institutions, in each case either that is a demand obligation payable to the holder on any business day or that has a maturity date, mandatory redemption date or mandatory payment date, preceding the relevant Redemption Date, Dividend Payment Date or other payment date. We do not intend to establish any reserves for the payment of dividends.

All Deposit Securities paid to the Redemption and Payment Agent for the payment of dividends will be held in trust for the payment of such dividends to the holders of Series B Preferred Shares. Dividends will be paid by the Redemption and Payment Agent to the holders of Series B Preferred Shares as their names appear on our registration books on the applicable record date. Dividends that are in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date. Such payments are made to holders of Series B Preferred Shares as their names appear on our registration books on such date, not exceeding 20 nor less than 7 calendar days preceding the payment date thereof, as may be fixed by our board of directors. Any payment of dividends in arrears will first be credited against the earliest accumulated but unpaid dividends. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on any Series B Preferred Shares which may be in arrears. See “ — Adjustment to Fixed Dividend Rate — Default Period.”

Upon our failure to pay dividends for at least two years, the holders of Series B Preferred Shares will acquire certain additional voting rights. See “ — Voting Rights” below. Such rights shall be the exclusive remedy of the holders of Series B Preferred Shares upon any failure to pay dividends on Series B Preferred Shares.

Adjustment to Fixed Dividend Rate — Default Period. Subject to the cure provisions below, a default period with respect to the Series B Preferred Shares (a “Default Period”) will commence on a date we fail to deposit the Deposit Securities as required in connection with a Dividend Payment Date or a Redemption Date. A Default Period will end on the business day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends and any unpaid redemption price shall have been deposited irrevocably in trust in same-day funds with the Redemption and Paying Agent. The applicable dividend rate for each day during the Default Period will be equal to the Dividend Rate in effect on such day plus two percent (2%) per annum, or the “Default Rate.”

No Default Period will be deemed to commence if the amount of any dividend or any redemption price due (if such default is not solely due to our willful failure) is deposited irrevocably in trust, in same-day funds with the Redemption and Paying Agent by 12:00 noon, New York City time, on a business day that is not later than three business days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount and period of such non-payment based on the actual number of calendar days comprising such period divided by 360.

Restrictions on Dividend, Redemption, Other Payments and Issuance of Debt. No full dividends and distributions will be declared or paid on the Series B Preferred Shares for any Dividend Period, or a part of a Dividend Period, unless the full cumulative dividends and distributions due through the most recent dividend payment dates for all outstanding shares of preferred stock of any series have been, or contemporaneously are, declared and paid through the most recent dividend payment dates for each share of preferred stock. If full cumulative dividends and distributions due have not been paid on all outstanding preferred stock of any series, any dividends and distributions being declared and paid on Series B Preferred Shares will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and distributions accumulated but unpaid on the shares of each such series of preferred stock on the relevant dividend payment date. No holders of Series B Preferred Shares will be entitled to any dividends and distributions in excess of full cumulative dividends and distributions as provided in the Series B Certificate of Designation.

For so long as any Series B Preferred Shares are outstanding, we will not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in shares of our common stock) in respect of the common stock, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any such common stock, or (z) pay any proceeds of our liquidation in respect of such common stock, unless, in each case, (A) immediately thereafter, we will be in compliance with the 200% asset coverage limitations set forth under the 1940 Act with respect to a class of senior security which is stock, after deducting the amount of such dividend or distribution or redemption or purchasing price or liquidation proceeds, as described below, (B) all cumulative dividends and distributions of shares of all series of preferred stock ranking on parity with the Series B Preferred Shares (including the Series A Preferred Shares) due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid (or shall have been declared and sufficient funds or Deposit Securities as permitted by the terms of such preferred stock for the payment thereof shall have been deposited irrevocably with the applicable paying agent) and (C) we have deposited Deposit Securities with the Redemption and Paying Agent in accordance with the requirements described herein with respect to outstanding Series B Preferred Shares to be redeemed pursuant to a mandatory term redemption or mandatory redemption resulting from the failure to comply with the asset coverage requirements as described below for which a Notice of Redemption shall have been given or shall have been required to be given in accordance with the terms described herein on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.

Except as required by law, we will not redeem any Series B Preferred Shares unless all accumulated and unpaid dividends and distributions on all outstanding preferred stock of any series ranking on parity with the Series B Preferred Shares (including the Series A Preferred Shares) with respect to dividends and distributions for all applicable past Dividend Periods (whether or not earned or declared by us) (x) will have been or are contemporaneously paid or (y) will have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such preferred stock) for the payment of such dividends and distributions will have been or are contemporaneously deposited with the applicable paying agent, provided, however, that the foregoing will not prevent the purchase or acquisition of outstanding shares of Series B Preferred Shares pursuant to an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding shares of any other series of preferred stock (including the Series A Preferred Shares) for which all accumulated and unpaid dividends and distributions have not been paid.

1940 Act Asset Coverage. Under the 1940 Act, we may not (1) declare any dividend with respect to any preferred stock if, at the time of such declaration (and after giving effect thereto), our asset coverage with respect to any of our borrowings that are senior securities representing indebtedness (as determined in accordance with Section 18(h) under the 1940 Act), would be less than 200% or (2) declare any other distribution on the preferred stock or purchase or redeem shares of our preferred stock if at the time of the declaration or redemption (and after giving effect thereto), asset coverage with respect to such borrowings that are senior securities representing indebtedness would be less than 200%. “Senior securities representing indebtedness” generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of capital stock) and evidencing indebtedness and could include our obligations under any borrowings. For purposes of determining our asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of shares, the term senior security does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term senior security also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of our total assets at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 calendar days and is not extended or renewed; otherwise such loan is presumed not to be for temporary purposes.

Liquidation Rights

In the event of any liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, the holders of Series B Preferred Shares (including the Series A Preferred Shares) will be entitled to receive out of our assets available for distribution to stockholders, after satisfying claims of creditors but before any distribution or payment will be made in respect of the shares of our common stock, a liquidation distribution equal to the Liquidation Preference plus an amount equal to all unpaid dividends and distributions accumulated to, but excluding, the date fixed for such distribution or payment (whether or not earned or declared by us, but excluding interest thereon), and such holders will be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

If, upon any liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, our assets available for distribution among the holders of all Series B Preferred Shares, and any other outstanding preferred stock (including the Series A Preferred Shares), if any, will be insufficient to permit the payment in full to such holders of Series B Preferred Shares of the Liquidation Preference plus accumulated and unpaid dividends and distributions and the amounts due upon liquidation with respect to such other preferred stock, then the available assets will be distributed among the holders of such Series B Preferred Shares and such other series of preferred stock ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, unless and until the Liquidation Preference on each outstanding share of Series B Preferred Shares, plus accumulated and unpaid dividends and distributions thereon, has been paid in full to the holders of Series B Preferred Shares, no dividends, distributions or other payments will be made on, and no redemption, repurchase or other acquisition by us will be made by us in respect of, shares of our common stock.

Neither the sale of all or substantially all of the property or business of the Company, nor the merger, consolidation or our reorganization into or with any other business or corporation, statutory trust or other entity, nor the merger, consolidation or reorganization of any other business or corporation, statutory trust or other entity into or with us will be a dissolution, liquidation or winding up, whether voluntary or involuntary, for purposes of the provisions relating to liquidation set forth in the Series B Certificate of Designation.

Redemption

Mandatory Term Redemption. We are required to redeem all outstanding shares of the Series B Preferred Shares on the Mandatory Redemption Date, at a redemption price equal to the Liquidation Preference plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the Mandatory Redemption Date. If the Mandatory Redemption Date occurs after the applicable record date for a dividend but on or prior to the related Dividend Payment Date, the dividend payable on such Dividend Payment Date in respect of such Series B Preferred Shares will be payable on such Dividend Payment Date to the holders of record of such Series B Preferred Shares at the close of business on the applicable Dividend Record Date, and will not be payable as part of the redemption price for such Series B Preferred Shares. We cannot effect any modification of or repeal our obligation to redeem the Series B Preferred Shares on the Mandatory Redemption Date without the prior unanimous approval of the holders of the Series B Preferred Shares.

Redemption for Failure to Maintain Asset Coverage. If we fail to maintain asset coverage (as defined in the 1940 Act) of at least 200% as provided in the Series B Certificate of Designation and such failure is not cured as of the close of business on the Asset Coverage Cure Date, we will fix a Redemption Date and proceed to redeem the number of shares of our preferred stock, including the Series A Preferred Shares and the Series B Preferred Shares, as described below at a price per share equal to the Liquidation Preference plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared but excluding interest thereon) to, but excluding, the date fixed for redemption by our board of directors. We will redeem out of funds legally available the number of outstanding shares of preferred stock (which may include at our sole option any number or proportion of the Series B Preferred Shares) equal to the lesser of (i) the minimum number of shares of preferred stock, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in us having asset coverage of at least 200% and (ii) the maximum number of shares of preferred stock that can be redeemed out of funds expected to be legally available in accordance with our Series B Certificate of Designation and applicable law, provided further, that in connection with any such redemption for failure to maintain the asset coverage required by the 1940 Act, we may, at our sole option, redeem such additional number of shares of preferred stock that will result in our having asset coverage of up to and including 285%. We will effect a redemption on the date fixed by us, which date will not be later than 90 calendar days after the Asset Coverage Cure Date, except that if we do not have funds legally available for the redemption of all of the required number of shares of preferred stock which have been designated to be redeemed or we otherwise are unable to effect such redemption on or prior to 90 calendar days after the Asset Coverage Cure Date, we will redeem those shares of preferred stock which we were unable to redeem on the earliest practicable date on which we are able to effect such redemption.

Optional Redemption. Upon giving notice of redemption, or a “Notice of Redemption,” the Series B Preferred Shares may, at our sole option, be redeemed, in whole or in part, at any time on or after [●], 20[●], out of funds legally available for such redemption at a redemption price per share equal to the Liquidation Preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption.

Subject to the provisions of the Series B Certificate of Designation and applicable law, our board of directors will have the full power and authority to prescribe the terms and conditions upon which shares of Series B Preferred Shares will be redeemed from time to time.

We may not on any date deliver a Notice of Redemption to redeem any shares of Series B Preferred Shares pursuant to the optional redemption provisions described above unless on such date we have available Deposit Securities for the redemption contemplated by such notice having a value not less than the amount due to holders of shares of Series B Preferred Shares by reason of the redemption of such shares of Series B Preferred Shares on such Redemption Date.

Redemption Procedures. We will file a notice of our intention to redeem with the SEC so as to provide the 30-calendar day notice period contemplated by Rule 23c-2 under the 1940 Act, or such shorter notice period as may be permitted by the SEC or its staff.

If we shall determine or be required to redeem, in whole or in part, shares of Series B Preferred Shares, we will deliver a Notice of Redemption by overnight delivery, by first class mail, postage prepaid or by electronic means to the holders of record of such Series B Preferred Shares to be redeemed, or request the Redemption and Paying Agent, on our behalf, to promptly do so by overnight delivery, by first class mail or by electronic means. A Notice of Redemption will be provided not less than thirty (30) nor more than sixty (60) calendar days prior to the date fixed for redemption in such Notice of Redemption, or the “Redemption Date.” If fewer than all of the outstanding shares of Series B Preferred Shares are to be redeemed pursuant to either the mandatory redemption provisions triggered by our failure to maintain the required asset coverage or the optional redemption provisions, the shares of Series B Preferred Shares to be redeemed will be selected either (1) pro rata among Series B Preferred Shares, (2) by lot or (3) in such other manner as our board of directors may determine to be fair and equitable. If fewer than all shares of Series B Preferred Shares held by any holder are to be redeemed, the Notice of Redemption mailed to such holder shall also specify the number of shares of Series B Preferred Shares to be redeemed from such holder or the method of determining such number. We may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to the Series B Certificate of Designation that such redemption is subject to one or more conditions precedent and that we will not be required to effect such redemption unless each such condition has been satisfied. No defect in any Notice of Redemption or delivery thereof will affect the validity of redemption proceedings except as required by applicable law.

If we give a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon, New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by us), we will (i) deposit with the Redemption and Paying Agent Deposit Securities having an aggregate market value at the time of deposit not less than the redemption price of the shares of Series B Preferred Shares to be redeemed on the Redemption Date and (ii) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable redemption price to the holders of shares of Series B Preferred Shares called for redemption on the Redemption Date. Notwithstanding the foregoing, if the Redemption Date is the Mandatory Redemption Date, then such deposit of Deposit Securities will be made no later than 15 calendar days prior to the Mandatory Redemption Date.

Upon the date of the deposit of Deposit Securities by us for purposes of redemption of shares of Series B Preferred Shares, all rights of the holders of Series B Preferred Shares so called for redemption shall cease and terminate except the right of the holders thereof to receive the applicable redemption price and such shares of Series B Preferred Shares will no longer be deemed outstanding for any purpose whatsoever (other than the transfer thereof prior to the applicable Redemption Date and other than the accumulation of dividends on such shares in accordance with the terms of the Series B Preferred Shares up to, but excluding, the applicable Redemption Date). We will be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate redemption price of shares of Series B Preferred Shares called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of 90 calendar days from the Redemption Date will, to the extent permitted by law, be repaid to us, after which the holders of Series B Preferred Shares so called for redemption shall look only to us for payment of the Redemption Price. We will be entitled to receive, from time to time after the Redemption Date, any interest on the Deposit Securities so deposited.

If any redemption for which a Notice of Redemption has been provided is not made by reason of the absence of our legally available funds in accordance with the Series B Certificate of Designation and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. No default will be deemed to have occurred if we have failed to deposit in trust with the Redemption and Paying Agent the applicable redemption price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent has not been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any shares of Series B Preferred Shares, dividends may be declared and paid on such shares of Series B Preferred Shares in accordance with their terms if Deposit Securities for the payment of the redemption price of such shares of Series B Preferred Shares shall not have been deposited in trust with the Redemption and Paying Agent for that purpose.

We may, in our sole discretion and without a stockholder vote, modify the redemption procedures with respect to notification of redemption for the Series B Preferred Shares, provided that such modification does not materially and adversely affect the holders of Series B Preferred Shares or cause us to violate any applicable law, rule or regulation.

Voting Rights

Except as otherwise provided in the Series B Certificate of Designation or as otherwise required by law, (1) each holder of Series B Preferred Shares will be entitled to one vote for each share of Series B Preferred Shares held on each matter submitted to a vote of our stockholders and (2) the holders of all outstanding shares of preferred stock, including the Series A Preferred Shares and the Series B Preferred Shares, and shares of common stock will vote together as a single class.

In addition, the holders of shares of our preferred stock, including the Series A Preferred Shares and the Series B Preferred Shares, will have the right to elect two members of the board of directors at all times (regardless of the number of directors serving on the board of directors). Such directors are referred to as our “Preferred Directors.” The holders of outstanding shares of our common stock, together with the holders of outstanding shares of our preferred stock, including the Series B Preferred Shares, voting together as a single class, will elect the remaining members of the board of directors. Under our certificate of incorporation and bylaws, our directors are divided into three classes, with the term of one class expiring at each annual meeting of our stockholders. One of our Preferred Directors will be up for election at the annual meeting of our stockholders held in 2025 and the other Preferred Director will be up for election at the annual meeting of our stockholders held in 2026.

Notwithstanding the foregoing, if (1) at the close of business on any dividend payment date for dividends on any outstanding share of any preferred stock, including any outstanding shares of the Series B Preferred Shares or Series A Preferred Shares, accumulated dividends (whether or not earned or declared) on such preferred stock equal to at least two full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or (2) at any time holders of any shares of preferred stock are entitled under the 1940 Act to elect a majority of our directors (a period when either of the foregoing conditions exists, a “Voting Period”), then the number of members constituting our board of directors will automatically be increased by the smallest number of directors (each, a “New Preferred Director”) that, when added to the two Preferred Directors, would constitute a majority of our board of directors as so increased by such smallest number. The terms of office of the persons who are directors at the time of that election will not be affected by the election of the New Preferred Director. If we thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding shares of our preferred stock, including the Series B Preferred Shares and Series A Preferred Shares, for all past dividend periods, or the Voting Period is otherwise terminated, (1) the voting rights stated above shall cease, subject always, however, to the re-vesting of such voting rights in the holders of shares of our preferred stock upon the further occurrence of any of the events described herein, and (2) the terms of office of all of the New Preferred Directors will terminate automatically. Any preferred stock issued after the date hereof will vote with the Series B Preferred Shares as a single class on the matters described above, and the issuance of any other preferred stock by us may reduce the voting power of the holders of the Series B Preferred Shares.

As soon as practicable after the accrual of any right of the holders of shares of preferred stock to elect New Preferred Directors, we will call a special meeting of such holders and notify the Redemption and Paying Agent and/or such other person as is specified in the terms of such preferred stock to receive notice, (i) by mailing or delivery by electronic means or (ii) in such other manner and by such other means as are specified in the terms of such preferred stock, a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 calendar days after the date of the delivery by electronic means or mailing of such notice. If we fail to call such a special meeting, it may be called at our expense by any such holder on like notice. The record date for determining the holders of shares of preferred stock entitled to notice of and to vote at such special meeting shall be the close of business on the business day preceding the calendar day on which such notice is mailed. At any such special meeting and at each meeting of holders of shares of preferred stock held during a Voting Period at which directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all our other securities and classes of shares), will be entitled to elect the number of New Preferred Directors prescribed above on a one-vote-per-share basis.

Except as otherwise permitted by the terms of the Series B Certificate of Designation, (1) so long as any shares of preferred stock are outstanding, we will not, without the affirmative vote or consent of the holders of at least two-thirds of all outstanding shares of preferred stock, voting as a separate class, amend, alter or repeal the provisions of the Series B Certificate of Designation (or any other document governing the rights of our preferred stock or the holders thereof as may be required by the rules of any applicable securities exchange), whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of our preferred stock or the holders thereof and (2) so long as any shares of the Series B Preferred Shares are outstanding, we will not, without the affirmative vote or consent of the holders of at least two-thirds of all outstanding shares of the Series B Preferred Shares, voting as a separate class, amend, alter or repeal the provisions of the Series B Certificate of Designation (or any other document governing the rights of the Series B Preferred Shares or the holders thereof as may be required by the rules of any applicable securities exchange), whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of the Series B Preferred Shares or the holders thereof differently from shares of any other outstanding series of our preferred stock; provided, however, that (i) a change in our capitalization as described under the heading “- Issuance of Additional Preferred Shares” below will not be considered to materially and adversely affect the rights and preferences of any holder of shares of our preferred stock, and (ii) a division of a share of preferred stock will be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the holders of such shares of preferred stock. No matter will be deemed to adversely affect any preference, right or power of a share of preferred stock, including the Series B Preferred Shares or the holders of Series B Preferred Shares, unless such matter (i) alters or abolishes any preferential right of such share of preferred stock, or (ii) creates, alters or abolishes any right in respect of redemption of the preferred stock or the applicable series thereof (other than as a result of a division of a share of preferred stock). So long as any shares of preferred stock are outstanding, we will not, without the affirmative vote or consent of the holders of at least two-thirds of the shares of preferred stock outstanding at the time, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as we are solvent and does not foresee becoming insolvent.

The affirmative vote of the holders of at least a “majority of the shares of preferred stock,” including the shares of the Series A Preferred Shares and the Series B Preferred Shares outstanding at the time, voting as a separate class, will be required (i) to approve any action requiring a vote of our security holders pursuant to Section 13(a) of the 1940 Act, or (ii) to approve any plan of “reorganization” (as such term is defined in Section 2(a)(33) of the 1940 Act) adversely affecting such shares of preferred stock. For purposes of the foregoing, the vote of a “majority of the outstanding shares of preferred stock” means the vote at an annual or special meeting duly called (a) of 67% or more of such shares present at a meeting, if the holders of more than 50% of such outstanding shares are present or represented by proxy at such meeting, or (b) of more than 50% of such outstanding shares, whichever is less.

For purposes of determining any rights of the holders of Series B Preferred Shares to vote on any matter, whether such right is created by the Series B Certificate of Designation, by statute or otherwise, no holder of the Series B Preferred Shares will be entitled to vote any shares of the Series B Preferred Shares and no share of the Series B Preferred Shares will be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such share of Series B Preferred Shares will have been given in accordance with the Series B Certificate of Designation, and the price for the redemption of such shares of Series B Preferred Shares will have been irrevocably deposited with the Redemption and Paying Agent for that purpose. No Series B Preferred Shares held by us will have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

Unless otherwise required by law or our Series B Certificate of Designation, holders of the Series B Preferred Shares will not have any relative rights or preferences or other special rights with respect to voting other than those specifically set forth in the Series B Certificate of Designation. The holders of shares of Series B Preferred Shares will have no rights to cumulative voting. In the event that we fail to declare or pay any dividends on the Series B Preferred Shares, the exclusive remedy of the holders will be the right to vote for additional directors as discussed above; provided that the foregoing does not affect our obligation to accumulate and, if permitted by applicable law and the Series B Certificate of Designation, pay dividends at the Default Rate as discussed above.

Issuance of Additional Preferred Shares

So long as any Series B Preferred Shares are outstanding, we may, without the vote or consent of the holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of our senior securities representing shares under Section 18 of the 1940 Act, ranking on parity with the Series B Preferred Shares as to payment of dividends and distribution of assets upon dissolution, liquidation or the winding up of our affairs, including additional series of preferred stock, and authorize, issue and sell additional shares of any such series of preferred stock then outstanding or so established and created, in each case in accordance with applicable law, provided that we will, immediately after giving effect to the issuance of such additional preferred stock and to its receipt and application of the proceeds thereof, including to the redemption of preferred stock with such proceeds, have asset coverage of at least 200%.

Actions on Other than Business Days

Unless otherwise provided in the Series B Certificate of Designation, if the date for making any payment, performing any act or exercising any right is not a business day (i.e., a calendar day on which the NYSE is open for trading), such payment will be made, act performed or right exercised on the next succeeding business day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount will accrue for the period between such nominal date and the date of payment.

Modification

Without the consent of any holders of the Series B Preferred Shares, our board of directors may amend or modify these terms of the Series B Preferred Shares to cure any ambiguity, or correct or supplement any provision herein which may be inconsistent with any other provision in the Series B Certificate of Designation or make any other provisions with respect to matters or questions arising under these terms of the Series B Preferred Shares that are not inconsistent with the provisions in the Series B Certificate of Designation. No modification made to cure any ambiguity, or correct or supplement any provision, without the consent of holders of Series B Preferred Shares, will materially or adversely affect any preference, right or powers of such holders.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

The following is a general description of the terms of the subscription rights we may issue from time to time. Particular terms of any subscription rights we offer will be described in the prospectus supplement relating to such subscription rights.

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current NAV per share of common stock, taking into account underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting, backstop or other arrangement with one or more persons pursuant to which such persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common stockholders will indirectly bear all of the expenses incurred by us in connection with any subscription rights offerings, regardless of whether any common stockholder exercises any subscription rights.

A prospectus supplement will describe the particular terms of any subscription rights we may issue, including the following:

●	the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

●	the title and aggregate number of such subscription rights;

●	the exercise price for such subscription rights (or method of calculation thereof);

●	the currency or currencies, including composite currencies, in which the price of such subscription rights may be payable;

●	if applicable, the designation and terms of the securities with which the subscription rights are issued and the number of subscription rights issued with each such security or each principal amount of such security;

●	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

●	the number of such subscription rights issued to each stockholder;

●	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

●	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

●	if applicable, the minimum or maximum number of subscription rights that may be exercised at one time;

●	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

●	any termination right we may have in connection with such subscription rights offering;

●	the terms of any rights to redeem, or call such subscription rights;

●	information with respect to book-entry procedures, if any;

●	the terms of the securities issuable upon exercise of the subscription rights;

●	the material terms of any standby underwriting, backstop or other purchase arrangement that we may enter into in connection with the subscription rights offering;

●	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights; and

●	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Each subscription right will entitle the holder of the subscription right to purchase for cash or other consideration such amount of shares of common stock at such subscription price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights will become void.

Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. If less than all of the rights represented by such subscription rights certificate are exercised, a new subscription certificate will be issued for the remaining rights. Prior to exercising their subscription rights, holders of subscription rights will not have any of the rights of holders of the securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that series.

As required by federal law for all bonds and notes of companies that are publicly offered, any future debt securities we may issue, are governed by a document called an “indenture.” An indenture is a contract between us and a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “- Events of Default - Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to our debt securities.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. We have filed the indenture with the SEC. See “Additional Information” for information on how to obtain a copy of the indenture.

A prospectus supplement, which will accompany this prospectus, will describe the particular terms of any series of debt securities being offered, including, as applicable, the following:

●	the designation or title of the series of debt securities;

●	the total principal amount of the series of debt securities;

●	the percentage of the principal amount at which the series of debt securities will be offered;

●	the date or dates on which principal will be payable;

●	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

●	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

●	the terms for redemption, extension or early repayment, if any;

●	the currencies in which the series of debt securities are issued and payable;

●	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

●	the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

●	the denominations in which the offered debt securities will be issued;

●	the provision for any sinking fund;

●	any restrictive covenants;

●	any Events of Default;

●	whether the series of debt securities are issuable in certificated form;

●	any provisions for defeasance or covenant defeasance;

●	if applicable, a discussion of U.S. federal income tax considerations;

●	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

●	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

●	whether the debt securities are subject to subordination and the terms of such subordination;

●	the listing, if any, on a securities exchange; and

●	any other terms.

Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

While any indebtedness and other senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors - Risks Relating to Our Business and Structure - Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so.”

General

The indenture provides that any debt securities proposed to be sold under this prospectus and an attached prospectus supplement, or “offered debt securities,” and any debt securities issuable upon the upon conversion or exchange of other offered securities, or “underlying debt securities,” may be issued under the indenture in one or more series.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “- Resignation of Trustee” section below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

We refer you to the applicable prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Additional Debt Securities

Under the 1940 Act and pursuant to the indenture, we may only issue senior securities representing indebtedness that rank in parity with each other with respect to the payment of interest and as to the distribution of assets upon dissolution, liquidation or the winding-up of our affairs. We may also issue additional series of debt securities under the indenture and other debt securities in accordance with the limitations of the 1940 Act. Under the 1940 Act, so long as any debt securities are outstanding, additional debt securities must rank in parity with such securities with respect to the payment of interest and as to the distribution of assets upon dissolution, liquidation or the winding-up of our affairs. In addition, we may also enter certain other evidences of indebtedness (including bank borrowings and commercial paper) representing senior securities. We may also borrow in amounts up to 5% of our total assets if the borrowing is for temporary purposes only (i.e., if it is to be repaid within 60 days and not extended or renewed).

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Payment and Paying Agents

Unless the prospectus supplement relating to such debt security states otherwise, we will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling the debt security must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the security to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on debt securities so long as they are represented by a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “Book-Entry Issuance.”

Payments on Certificated Securities

In the event our debt securities become represented by certificates, unless the prospectus supplement relating to such debt security states otherwise, we will make payments on our debt securities as follows. We will pay interest that is due on an interest payment date by a check mailed on the interest payment date to the securityholder at his or her address shown on the trustee’s records as of the close of business on the record date. We will make all payments of principal and premium, if any, by check at the office of the trustee in New York, New York and/or at other offices that may be specified in the Indenture or a notice to holders against surrender of the security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on a debt security by wire transfer of immediately available funds to an account at a bank in the United States, on the due date. To request payment by wire, the holder must give the trustee appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments.

Events of Default

You will have rights if an Event of Default occurs in respect of debt securities of your series and is not cured, as described later in this subsection. The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt security states otherwise):

●	We do not pay the principal of, or any premium on, a debt security of the series when due and payable, and such default is not cured within five days.

●	We do not pay interest on a debt security of the series when due, and such default is not cured within 30 days.

●	We do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days.

●	We remain in breach of any other covenant with respect to debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.

●	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and in the case of certain orders or decrees entered against us under any bankruptcy law, such order or decree remains undischarged or unstayed for a period of 90 days.

●	On the last business day of each of twenty-four consecutive calendar months, all series of our debt securities issued under the indenture together have an asset coverage, as defined in the 1940 Act, of less than 100% after giving effect to exemptive relief, if any, granted to us by the SEC.

●	Any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of the debt securities of any default, except in the payment of principal or interest, if it in good faith considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing (unless the prospectus supplement relating to such debt security states otherwise), the following remedies are available. The trustee or the holders of not less than 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all of the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the debt securities of that series (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default with respect to that series have been cured or waived.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”). If indemnity reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the outstanding debt of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass the trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

●	you must give the applicable trustee written notice that an Event of Default has occurred and remains uncured;

●	the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer the trustee reasonable indemnity, security or both against the cost and other liabilities of taking that action;

●	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

●	the holders of a majority in principal amount of debt securities of the relevant series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to the trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the Indenture and the debt securities, or else specifying any default.

Waiver of Default

The holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than a default:

●	in the payment of principal or interest; or

●	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

●	where we merge out of existence or convey or transfer all of our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;

●	immediately after the transaction, no default or Event of Default will have happened and be continuing;

●	we must deliver certain certificates and documents to the trustee; and

●	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to debt securities without specific approval of all of the holders. The following is a list of those types of changes:

●	change the stated maturity of the principal of or interest on a debt security;

●	change the terms of any sinking fund with respect to any debt security;

●	reduce any amounts due on a debt security;

●	reduce the amount of principal payable upon acceleration of the maturity of a debt security following a default;

●	change the place or currency of payment on a debt security;

●	impair your right to sue for payment following the date on which such amount is due and payable;

●	reduce the percentage in principal amount of holders of debt securities whose consent is needed to modify or amend the indenture; and

●	reduce the percentage in principal amount of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults.

Changes Not Requiring Approval

The second type of change does not require any vote by the securityholders. This type is limited to clarifications and certain other changes that would not materially adversely affect holders of outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and debt securities would require the following approval:

●	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

●	if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of all of the series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in the indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “- Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to any notes and any future indebtedness:

●	for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

●	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement; and

●	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “- Defeasance - Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or debt securities or request a waiver.

Satisfaction and Discharge; Defeasance

We may satisfy and discharge our obligations under the indenture by delivering to the trustee for cancellation all outstanding debt securities and by depositing with the trustee after the debt securities have become due and payable, or otherwise, moneys sufficient to pay all of the outstanding debt securities and paying all other sums payable under the indenture by us. Such discharge is subject to terms contained in the Indenture.

Defeasance

The following defeasance provisions will be applicable to each series of debt securities (unless the prospectus supplement relating to such debt security states otherwise). “Defeasance” means that, by depositing with the trustee an amount of cash and/or government securities sufficient to pay all principal and interest, if any, on the debt securities when due and satisfying any additional conditions noted below, we will be deemed to have been discharged from our obligations under the debt securities. In the event of a “covenant defeasance,” upon depositing such funds and satisfying similar conditions discussed below we would be released from certain covenants under the indenture relating to the applicable debt securities. The consequences to the holders of such securities would be that, while they would no longer benefit from certain covenants under the indenture, and while such securities could not be accelerated for any reason, the holders of applicable debt securities nonetheless would be guaranteed to receive the principal and interest owed to them.

Covenant Defeasance

Under current U.S. federal income tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. In order to achieve covenant defeasance, the following must occur:

●	if the debt securities of a particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such securities a combination of cash and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;

●	we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit;

●	we must deliver to the trustee a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;

●	defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments; and

●	no default or Event of Default with respect to the applicable series shall have occurred and be continuing and no defaults or Events of Default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal income tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

●	if the debt securities of a particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on such securities on their various due dates;

●	we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal income tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current U.S. federal income tax law the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;

●	we must deliver to the trustee a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

●	defeasance must not result in a breach or violation of, or constitute a default under, of the Indenture or any of our other material agreements or instruments; and

●	no default or Event of Default with respect to the applicable series shall have occurred and be continuing and no defaults or Events of Default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If your debt securities were effectively subordinated, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of any notes for the benefit of the subordinated debtholders.

Form, Exchange and Transfer of Certificated Registered Securities

Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If we redeem any securities of a particular series, we may block the transfer or exchange of those securities selected for redemption during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to determine and fix the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated security selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any security that will be partially redeemed.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Concerning the Trustee

The trustee serves as transfer agent for our common stock and the Preferred Stock and agent for our DRIP. We will appoint the trustee as registrar and paying agent under the indenture.

Governing Law

The indenture and our debt securities will be governed by, and construed in accordance with, the laws of the State of New York.

BOOK-ENTRY ISSUANCE

Unless otherwise indicated in the applicable prospectus supplement, securities will be issued in the form of one or more global certificates, or “global securities,” registered in the name of a depositary or its nominee. Unless otherwise indicated in the applicable prospectus supplement, the depositary will be The Depository Trust Company, or “DTC.” DTC has informed us that its nominee will be Cede & Co. Accordingly, we expect Cede & Co. to be the initial registered holder of all securities that are issued in global form. No person that acquires a beneficial interest in those securities will be entitled to receive a certificate representing that person’s interest in the securities except as described herein or in the applicable prospectus supplement. Unless and until definitive securities are issued under the limited circumstances described below, all references to actions by holders of securities issued in global form will refer to actions taken by DTC upon instructions from its participants, and all references to payments and notices to holders will refer to payments and notices to DTC or Cede & Co., as the registered holder of these securities.

DTC has informed us that it is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity issues, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants, or “Direct Participants,” deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation, or “DTCC.”

DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly, or “Indirect Participants.” DTC has a S&P rating of AA+. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com.

Purchases of securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the securities on DTC’s records. The ownership interest of each actual purchaser of each security, or the “Beneficial Owner,” is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in the securities, except in the event that use of the book-entry system for the securities is discontinued.

To facilitate subsequent transfers, all securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co., or such other name as may be requested by an authorized representative of DTC. The deposit of the securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts the securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices will be sent to DTC. If less than all of the securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to securities unless authorized by a Direct Participant in accordance with DTC’s Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Redemption proceeds, distributions and interest payments on the securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the applicable trustee or depositary on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the applicable trustee or depositary, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions and interest payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the applicable trustee or depositary. Disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to us or to the applicable trustee or depositary. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

None of the Company, the Adviser, any registrar and transfer agent, trustee, any depositary, or any agent of any of them, will have any responsibility or liability for any aspect of DTC’s or any participant’s records relating to, or for payments made on account of, beneficial interests in a global security, or for maintaining, supervising or reviewing any records relating to such beneficial interests.

Secondary trading in notes and debentures of corporate issuers is generally settled in clearing-house or next-day funds. In contrast, beneficial interests in a global security, in some cases, may trade in the DTC’s same-day funds settlement system, in which case secondary market trading activity in those beneficial interests would be required by DTC to settle in immediately available funds. There is no assurance as to the effect, if any, that settlement in immediately available funds would have on trading activity in such beneficial interests. Also, settlement for purchases of beneficial interests in a global security upon the original issuance of this security may be required to be made in immediately available funds.

PLAN OF DISTRIBUTION

We may offer, from time to time, up to $300,000,000 of our common stock, preferred stock, subscription rights to purchase shares of our common stock, or debt securities in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods.

In addition, this prospectus relates to the offer and resale, from time to time, of up to 5,297,083 shares of our common stock by the selling stockholder.

We or the selling stockholder may sell securities directly or through agents we designate from time to time. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds, if any, we will receive from the sale; any overallotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by such prospectus supplement.

The distribution of the securities by us may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the NAV per share of our common stock at the time of the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders, (3) the conversion of a convertible security in accordance with its terms or (4) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices. Sales of our common stock by the selling stockholder may occur at prices below the NAV per share of our common stock.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will indirectly bear such fees and expenses as well as any other fees and expenses incurred by us in connection with any sale of securities. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of the Financial Industry Regulatory Authority or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

Any underwriter may engage in overallotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Overallotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the overallotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NYSE may engage in passive market making transactions in our common stock on NYSE in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the applicable prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NYSE. We may elect to list any other series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into Derivative Transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

As noted above, this prospectus also relates to the offer and resale, from time to time, of up to 5,297,083 shares of our common stock by the selling stockholder. The selling stockholder of the securities and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their respective securities covered hereby on the NYSE or any other stock exchange, market or trading facility on which the securities are traded or in private transactions.

The term “selling stockholder” includes its permitted transferees who later come to hold any of the selling stockholder’s interest in our securities in accordance with the terms of the agreement(s) governing the registration rights applicable to the selling stockholder’s securities, including donees, pledgees and other transferees or successors in interest selling securities received after the date of this prospectus from the selling stockholder as a gift, pledge, partnership, distribution or other transfer. The selling stockholder will act independently of us in making decisions with respect to the timing, manner and size of each sale. Such sales may be made on one or more exchanges or in the over-the-counter market or otherwise, at prices and under terms then prevailing or at prices related to the then current market price or in negotiated transactions. Each selling stockholder reserves the right to accept and, together with its respective agents, to reject, any proposed purchase of securities to be made directly or through agents. The selling stockholder and any of its permitted transferees may sell their securities offered by this prospectus on any stock exchange, market or trading facility on which the securities are traded or in private transactions. If underwriters are used in the sale, such underwriters will acquire the securities for their own account. These sales may be at a fixed price or varying prices, which may be changed, or at market prices prevailing at the time of sale, at prices relating to prevailing market prices or at negotiated prices. The securities may be offered to the public through underwriting syndicates represented by managing underwriters or by underwriters without a syndicate.

The selling stockholder may use any one or more of the following methods when selling securities:

●	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

●	“at-the-market” sales to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise;

●	block trades in which the broker-dealer will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

●	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

●	an exchange distribution in accordance with the rules of the applicable exchange;

●	privately negotiated transactions;

●	in transactions through broker-dealers that agree with the selling stockholder to sell a specified number of such securities at a stipulated price per security;

●	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

●	by pledge to secure debts and other obligations;

●	through one or more underwritten offerings on a firm commitment or best efforts basis;

●	in distributions to employees, members, limited partners, stockholders or other equityholders of the selling stockholder;

●	sales in the over-the-counter market;

●	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

●	through trading plans entered into by the selling stockholder pursuant to Rule 10b5-1 under the Exchange Act that are in place at the time of an offering pursuant to this prospectus and any applicable prospectus supplement hereto that provide for periodic sales of their securities on the basis of parameters described in such trading plans;

●	delayed delivery arrangements;

●	any other method permitted pursuant to applicable law; or

●	a combination of any such methods of sale.

The selling stockholder may also sell securities under Rule 144 or any other exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus, provided they meet the criteria and conform to the requirements of those provisions.

We will bear all reasonable and documents costs, fees and expenses incident to our obligation to register the securities, including the expenses of legal counsel of the selling stockholder in an amount not to exceed $30,000.

We may prepare prospectus supplements for secondary offerings that will disclose the terms of the offering, including the name or names of any underwriters, dealers or agents, the purchase price of the securities, any underwriting discounts and other items constituting compensation to underwriters, dealers or agents.

The selling stockholder may fix a price or prices of our securities at:

●	fixed prices;

●	market prices prevailing at the time of any sale under this registration statement;

●	prices related to market prices;

●	varying prices determined at the time of sale; or

●	negotiated prices.

The selling stockholder may change the price of the securities offered from time to time.

In addition, a selling stockholder that is an entity may elect to make an in-kind distribution of securities to its members, partners or stockholders pursuant to the registration statement of which this prospectus is a part by delivering a prospectus with a plan of distribution. Such members, partners or stockholders would thereby receive freely tradeable securities pursuant to the distribution through a registration statement. To the extent a distributee is an affiliate of ours (or to the extent otherwise required by law), we may file a prospectus supplement in order to permit the distributees to use the prospectus to resell the securities acquired in the distribution.

Subject to the terms of the agreement(s) governing the registration rights applicable to the selling stockholder’s securities, The selling stockholder may transfer securities to one or more permitted transferees in accordance with such agreements and, if so transferred, such permitted transferee(s) will be the selling beneficial owner(s) for purposes of this prospectus. Upon being notified by The selling stockholder that it intends to sell our securities, we will, to the extent required, file a supplement to this prospectus to name specifically such person as The selling stockholder.

With respect to a particular offering of the securities held by the selling stockholder to the extent required, an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement of which this prospectus is part, will be prepared and will set forth the following information:

●	the specific securities to be offered and sold;

●	the name of the selling stockholder;

●	respective purchase prices and public offering prices, the proceeds to be received from the sale, if any, and other material terms of the offering;

●	settlement of short sales entered into after the date of this prospectus;

●	the names of any participating agents, broker-dealers or underwriters; and

●	any applicable commissions, discounts, concessions and other items constituting compensation from the selling stockholder.

Broker-dealers engaged by the selling stockholder may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholder (or, if any broker-dealer acts as agent for the purchaser of securities, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2121; and in the case of a principal transaction a markup or markdown in compliance with FINRA Rule 2121.

The selling stockholder may enter into option or other transactions with broker-dealers or other financial institutions or create one or more derivative securities which require the delivery to such broker-dealer or other financial institution of securities offered by this prospectus, which securities such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The selling stockholder and any broker-dealers or agents that are involved in selling the securities may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the securities purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

If the selling stockholder utilizes any underwriters in the sale of the securities in respect of which this prospectus is delivered, we and the selling stockholder will enter into an underwriting agreement with those underwriters at the time of sale to them. We will set forth the names of these underwriters and the terms of the transaction in the prospectus supplement, which will be used by the underwriters to make resales of the securities in respect of which this prospectus is delivered to the public. The underwriters may also be our or the selling stockholder’s customers or may engage in transactions with or perform services for us or the selling stockholder in the ordinary course of business.

If the selling stockholder utilizes a dealer in the sale of the securities in respect of which this prospectus is delivered, the selling stockholder will sell those securities to the dealer, as principal. The dealer may then resell those securities to the public at varying prices to be determined by the dealer at the time of resale. The dealers may also be our or the selling stockholder’s customers or may engage in transactions with, or perform services for us or the selling stockholder in the ordinary course of business.

Offers to purchase securities may be solicited directly by the selling stockholder and the sale thereof may be made by the selling stockholder directly to institutional investors or others, who may be deemed to be underwriters within the meaning of the Securities Act with respect to any resale thereof. The terms of any such sales will be described in any applicable prospectus supplement relating thereto.

We or any the selling stockholder may agree to indemnify underwriters, dealers and agents who participate in the distribution of securities against certain liabilities to which they may become subject in connection with the sale of the securities, including liabilities arising under the Securities Act.

The selling stockholder may engage in at-the-market offerings into an existing trading market in accordance with Rule 415(a)(4) under the Securities Act.

In addition, the selling stockholder may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement so indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use the securities pledged by the selling stockholder or borrowed from the selling stockholder or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions may be an underwriter and, if not identified in this prospectus, will be named in the applicable prospectus supplement (or a post-effective amendment).

In addition, the selling stockholder may otherwise loan or pledge securities to a financial institution or other third party that in turn may sell the securities short using this prospectus or an applicable amendment to this prospectus or a prospectus supplement. Such financial institution or other third party may transfer its economic short position to investors in our securities or in connection with a concurrent offering of other securities. The selling stockholder also transfer and donate the securities in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The specific terms of any lock-up provisions in respect of any given offering will be described in any applicable prospectus supplement.

In compliance with the guidelines of FINRA, the aggregate maximum discount, commission, fees or other items constituting underwriting compensation to be received by any FINRA member or independent broker-dealer will not exceed 8% of the gross proceeds of any offering pursuant to this prospectus and any applicable prospectus supplement.

If at the time of any offering made under this prospectus a member of FINRA participating in the offering has a “conflict of interest” as defined in FINRA Rule 5121 (“Rule 5121”), that offering will be conducted in accordance with the relevant provisions of Rule 5121.

The underwriters, dealers and agents may engage in transactions with us or the selling stockholder or perform services for us or the selling stockholder in the ordinary course of business for which they receive compensation.

We are required to pay certain fees and expenses incurred by us incident to the registration of the securities. We have agreed to indemnify the selling stockholder against certain losses, claims, damages and liabilities, including liabilities under the Securities Act, in accordance with the Registration Rights Agreement, or the selling stockholder will be entitled to contribution. We may be indemnified by the selling stockholder against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholder specifically for use in this prospectus, in accordance with the Registration Rights Agreement, or we may be entitled to contribution.

We agreed to keep this prospectus effective until the earlier of (i) all of the securities have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect or (ii) the date on which the securities may be resold by the selling stockholder without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144, without the requirement for us to be in compliance with the current public information under Rule 144 under the Securities Act or any other rule of similar effect. In addition, in certain states, the resale securities covered hereby may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale securities may not simultaneously engage in market making activities with respect to such securities or reference securities for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the selling stockholder will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of the common stock by the selling stockholder or any other person. We will make copies of this prospectus available to the selling stockholder and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

To the extent required, this prospectus may be amended or supplemented from time to time to describe a specific plan of distribution.

There can be no assurance that the selling stockholder will sell any or all of the shares of our common stock registered pursuant to the registration statement, of which this prospectus forms a part.

REGULATION AS A CLOSED-END MANAGEMENT INVESTMENT COMPANY

General

As a registered closed-end management investment company, we are subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of our outstanding voting securities, we may not:

●	change our classification to an open-end management investment company;

●	alter any of our fundamental policies, which are set forth below in “— Investment Restrictions”; or

●	change the nature of our business so as to cease to be an investment company.

A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company.

As with other companies regulated by the 1940 Act, a registered closed-end management investment company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not “interested persons” of us, as that term is defined in the 1940 Act. We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the closed-end management investment company against larceny and embezzlement. Furthermore, as a registered closed-end management investment company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such person’s office. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates absent exemptive relief or other prior approval by the SEC.

We will generally not be able to issue and sell shares of our common stock at a price below the then-current NAV per share (exclusive of any distributing commission or discount). See “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so.” We may, however, sell shares of our common stock at a price below the then-current NAV per share if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and the holders of a majority of the shares of our common stock, approves such sale. In addition, we may generally issue new shares of our common stock at a price below NAV in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a registered closed-end management investment company, we may use leverage as and to the extent permitted by the 1940 Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes, or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. With respect to senior securities representing indebtedness (i.e., borrowings or deemed borrowings), other than temporary borrowings, as defined under the 1940 Act, we are required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock), we are required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. If our asset coverage declines below 300% (or 200%, as applicable), we would not be able to incur additional debt or issue additional preferred stock, which could have a material adverse effect on our operations, and we may not be able to make certain distributions, pay dividends, or repurchase shares of our common stock. In addition, we may borrow for temporary or other purposes as permitted under the 1940 Act, which indebtedness would be in addition to the asset coverage requirements described above.

Leveraged Transactions. Certain portfolio management techniques, such as entering into certain Derivative Transactions, or purchasing securities on a when-issued or delayed-delivery basis, that may be considered senior securities under the 1940 Act. We intend to rely on the limited derivatives user exception under Rule 18f-4 under the 1940 Act and otherwise comply with Rule 18f-4 with respect to such transactions and therefore may enter into such transactions notwithstanding certain requirements of Section 18 of the 1940 Act subject to the conditions under the rule as follows. We may begin to comply with the other provisions of Rule 18f-4 related to derivatives transactions instead of the limited derivates user exception at any time and without notice. To satisfy the limited derivatives user exception, we have adopted and implemented written policies and procedures reasonably designed to manage our derivatives risk and limit our derivatives exposure in accordance with Rule 18f-4. Rule 18f-4 also permits us to enter into reverse repurchase agreements or similar financing transactions notwithstanding the senior security provisions of the 1940 Act if we aggregate the amount of indebtedness associated with our reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating our asset coverage ratios as discussed above or treat all such transactions as derivatives transactions for all purposes under Rule 18f-4. However, these transactions may represent a form of economic leverage and will create risks. The potential loss on such instruments may be substantial relative to the initial investment therein and compliance with Rule 18f-4 will not limit or offset losses on related positions.

Investment Restrictions

Our investment objectives and our investment policies and strategies described in this prospectus, except for the six investment restrictions designated as fundamental policies under this caption, are not fundamental and may be changed by the board of directors without stockholder approval.

As referred to above, the following six investment restrictions are designated as fundamental policies and, as such, cannot be changed without the approval of the holders of a majority of our outstanding voting securities:

(1)	We may not issue senior securities (including borrowing money), except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

(2)	We may not engage in the business of underwriting securities issued by others, except to the extent that we may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(3)	We may not purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;

(4)	We may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that we reserve freedom of action to hold and to sell real estate acquired as a result of our ownership of securities;

(5)	We may not make loans, except to the extent consistent with our investment objectives and our investment policies and strategies described in this prospectus or otherwise permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff, or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff, or other authority with appropriate jurisdiction. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations, or other forms of debt instruments) shall not constitute loans by us; and

(6)	We may not invest in any security if as a result of such investment, 25% or more of the value of our total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry or group of industries except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers), (b) as otherwise provided by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to us from the provisions of the 1940 Act, as amended from time to time, or (c) as set forth in the following paragraph. For purposes of this restriction, in the case of investments in loan participations between us and a bank or other lending institution participating out the loan, we will treat both the lending bank or other lending institution and the borrower as “issuers.”

We may invest up to 100% of our assets in securities issued by CLO vehicles and in corporate debt instruments, which may be acquired directly in privately negotiated transactions or in secondary market purchases.

The latter part of certain of our fundamental investment restrictions (i.e., the references to “except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction”) provides us with flexibility to change our limitations in connection with changes in applicable law, rules, regulations, or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow our board of directors to respond efficiently to these kinds of developments without the delay and expense of a stockholder meeting.

Whenever an investment policy or investment restriction set forth in this prospectus states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of our acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets, or other circumstances will not compel us to dispose of such security or other asset. Notwithstanding the foregoing, we must always be in compliance with the borrowing policies set forth above.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to the Adviser. The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser and our independent directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to Sound Point Meridian Management.

Introduction

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Based on the nature of our investment strategy, we do not expect to receive proxy proposals, but may from time to time receive amendments, consents or resolutions applicable to investments held by us. It is our general policy to vote proxies only where we believe that the vote is likely to have a material positive economic impact (or to avoid a material negative economic impact) on the value of the underlying credit position (taking into account any related hedges) or the short-term trading strategy employed. If we do not believe the exercise of a proxy vote right will have a material economic impact, we generally will not exercise our voting authority with respect to a proxy. In addition, we may elect to not vote a proxy if the cost of voting, or time commitment required to vote a proxy outweighs the expected benefits of voting the proxy. We may occasionally be subject to material conflicts of interest in voting proxies due to business or personal relationships we maintain with persons having an interest in the outcome of certain votes. If at any time we become aware of a material conflict of interest relating to a particular proxy proposal, our chief compliance officer will review the proposal and determine how to vote the proxy in a manner consistent with interests of the Company’s stockholders.

Proxy Voting Records

Information regarding how we voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge: (1) upon request, by calling toll free (212) 895-2293; and (2) on the SEC’s website at http://www.sec.gov. You may also obtain information about how we voted proxies by making a written request for proxy voting information to: Sound Point Meridian Management Company, LLC, 375 Park Avenue, 34th Floor, New York, NY 10152.

Privacy Policy

We are committed to protecting your privacy. This privacy notice explains our privacy policies and those of our affiliated companies. The terms of this notice apply to both current and former stockholders. We are committed to safeguarding all non-public personal information we receive about you. With regard to this information, we have developed policies that are designed to protect this information, while allowing stockholder needs to be served.

When you purchase shares of our capital stock and in the course of providing you with products and services, we and certain of our service providers, such as a transfer agent, may collect non-public personal information about you, such as your name, address, social security number, or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic, or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.

We do not disclose any non-public personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account. For example, we may share your personal information in order to send you annual and semi-annual reports, proxy statements, and other information required by law. We may disclose your non-public personal information to unaffiliated third-party financial service providers (which may include a custodian, transfer agent, accountant, or financial printer) who need to know that information in order to provide services to you or to us. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your non-public personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.

We reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.

ADDITIONAL INVESTMENTS AND TECHNIQUES

Our primary investment strategies are described elsewhere in this prospectus. The following is a description of the various investment policies that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The Adviser may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help to achieve our investment objectives.

Investment in Debt Securities and Other Types of Credit Instruments

Loan Accumulation Facilities. We may invest capital in loan accumulation facilities, which are short- to medium-term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction and which acquire loans on an interim basis that are expected to form part of the portfolio of such future CLO. Investments in loan accumulation facilities have risks that are similar to those applicable to investments in CLOs as described in this prospectus. In addition, there typically will be no assurance that the future CLO will be consummated or that the loans held in such a facility are eligible for purchase by the CLO. Furthermore, we likely will have no consent rights in respect of the loans to be acquired in such a facility and in the event we do have any consent rights, they will be limited. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, we may be responsible for either holding or disposing of the loans. This could expose us primarily to credit and/or mark-to-market losses, and other risks. Loan accumulation facilities typically incur leverage from four to six times prior to a CLO’s closing and as such the potential risk of loss will be increased for such facilities that employ leverage.

Debt Securities. We may invest in debt securities, including debt securities rated below-investment grade, or “junk” securities. Debt securities of corporate and governmental issuers in which we may invest are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations (credit risk) and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk).

Senior Secured Loans. This category of investments primarily includes Assignments of performing senior secured loans to corporate borrowers. Senior secured loans are typically acquired through both primary bank syndications and in the secondary market. In most cases, a senior secured loan will be secured by specific collateral of the issuer. Historically, many of these investments have traded at or near par (i.e., 100% of face value), although they more recently have traded at greater discounts on the current market environment, the Adviser may also purchase stressed and distressed senior secured loans at a material discount to par, if the Adviser believes that there are attractive opportunities to generate capital appreciation by making such investments.

Senior secured loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, or internal growth. Senior secured loans generally are negotiated between a borrower and several financial institution lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the senior secured loan and the rights of the borrower and the lenders. We will primarily purchase Assignments of portions of senior secured loans from third parties and may invest in participations in senior secured loans. Senior secured loans have the most senior position in a borrower’s capital structure or share the senior position with other senior debt securities of the borrower. This capital structure position generally gives holders of senior secured loans a priority claim on some or all of the borrower’s assets in the event of default and therefore the lenders will be paid before certain other creditors of the borrower.

Senior secured loans also have contractual terms designed to protect lenders. These covenants may include mandatory prepayment out of excess cashflows, restrictions on dividend payments, the maintenance of minimum financial ratios, limits on indebtedness and other financial tests. Breach of these covenants generally is an event of default and, if not waived by the lenders, may give lenders the right to accelerate principal and interest payments. Other senior secured loans may be issued with less restrictive covenants which are often referred to as “covenant-lite” transactions. In a “covenant-lite” loan, the covenants that require the borrower to “maintain” certain financial ratios are eliminated altogether, and the lenders are left to rely only on covenants that restrict a company from “incurring” or actively engaging in certain action. But a covenant that only restricts a company from incurring new debt cannot be violated simply by a deteriorating financial condition, the company has to take affirmative action to breach it. The impact of these covenant-lite transactions may be to retard the speed with which lenders will be able to take control over troubled deals. We generally acquire senior secured loans of borrowers that, among other things, in the Adviser’s judgment, can make timely payments on their senior secured loans and that satisfy other credit standards established by the Adviser.

When we purchase first and second lien senior floating rate loans and other floating rate debt securities, coupon rates are floating, not fixed and are tied to a benchmark lending rate, the most popular of which is SOFR. The interest rates of these floating rate debt securities vary periodically based upon a benchmark indicator of prevailing interest rates.

When we purchase an Assignment, we succeed to all the rights and obligations under the loan agreement of the assigning lender and become a lender under the loan agreement with the same rights and obligations as the assigning lender. These rights include the ability to vote along with the other lenders on such matters as enforcing the terms of the loan agreement (e.g., declaring defaults, initiating collection action, etc.). Taking such actions typically requires a vote of the lenders holding at least a majority of the investment in the loan, and may require a vote by lenders holding two-thirds or more of the investment in the loan. Because we typically do not hold a majority of the investment in any loan, we will not be able by ourselves to control decisions that require a vote by the lenders.

High Yield Securities. We may invest in high yielding, fixed income securities rated below-investment grade (e.g., rated below “Baa3” by Moody’s or below “BBB-” by S&P or Fitch). Below-investment grade and unrated securities are also sometimes referred to as “junk” securities.

Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. We may invest in comparable quality unrated securities that, in the opinion of the Adviser, offer comparable yields and risks to those securities that are rated.

Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal.

The market price and liquidity of lower-rated fixed income securities generally respond to short-term corporate and market developments to a greater extent than do the price and liquidity of higher-rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of such lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately our assets. The reduced availability of reliable, objective data may increase our reliance on management’s judgment in valuing high yield bonds. In addition, our investments in high yield securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. Our investments, and consequently our NAV, will be subject to the market fluctuations and risks inherent in all securities.

Synthetic Securities Risk. We may acquire loans through investment in synthetic securities or interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with directly or indirectly holding senior secured loans and high-yield debt securities, with respect to synthetic strategy, we will usually have a contractual relationship only with the counterparty of such synthetic security, and not with the reference obligor of the reference obligation. We generally will have no right to directly enforce compliance by the reference obligor with the terms of the reference obligation nor will it have any rights of setoff against the reference obligor or rights with respect to the reference obligation. We will not directly benefit from the collateral supporting the reference obligation and will not have the benefit of the remedies that would normally be available to a holder of such reference obligation. In addition, in the event of the insolvency of the counterparty, we may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference obligation. Consequently, we will be subject to the credit risk of the counterparty as well as that of the reference obligor. As a result, concentrations of synthetic securities in any one counterparty subject us to an additional degree of risk with respect to defaults by such counterparty as well as by the reference obligor.

Defaulted Securities. We may invest in defaulted securities. The risk of loss due to default may be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other debt of the issuer. Investing in defaulted debt securities involves risks such as the possibility of complete loss of the investment where the issuer does not restructure to enable it to resume principal and interest payments. If the issuer of a security in our portfolio defaults, we may have unrealized losses on the security, which may lower our NAV. Defaulted securities tend to lose much of their value before they default. Thus, our NAV may be adversely affected before an issuer defaults. In addition, we may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

Certificates of Deposit, Bankers’ Acceptances and Time Deposits. We may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by us will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions at the time of purchase, have capital, surplus, and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government. In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under our investment objectives and policies stated in this prospectus, we may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes. We may invest a portion of our assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year. Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.

CLO Class M Notes, Fee Notes and Participation Agreements. We may acquire CLO Class M notes, fee notes and participation agreements with CLO collateral managers. There is not an active secondary market for CLO Class M notes, fee notes and participation agreements. Further, CLO Class M notes, fee notes, and participation agreements may have significant restrictions on transfer and require continued ownership of certain amounts of CLO equity in the related CLO for the instrument to be valid. CLO Class M notes, fee notes, and participation agreements are also subject to the risk of early call of the CLO, and may have no make-whole or other yield protection provisions.

Zero Coupon Securities. Among the debt securities in which we may invest are zero coupon securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned on zero coupon securities must be included in our income. Thus, to quality for tax treatment as a RIC and to avoid a certain excise tax on undistributed income, we may be required to distribute as a dividend an amount that is greater than the total amount of cash we actually receive. These distributions must be made from our cash assets or, if necessary, from the proceeds of sales of portfolio securities. We will not be able to purchase additional income-producing securities with cash used to make such distributions, and our current income ultimately could be reduced as a result.

U.S. Government Securities. We may invest in debt securities issued or guaranteed by agencies, instrumentalities, and sponsored enterprises of the U.S. Government. Some U.S. government securities, such as U.S. Treasury bills, notes and bonds, and mortgage-related securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S.; others, such as those of the Federal Home Loan Banks, or “FHLBs,” or the Federal Home Loan Mortgage Corporation, or “FHLMC,” are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, or “FNMA,” are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. Government-sponsored enterprises, such as the FHLBs, FHLMC, FNMA, and the Student Loan Marketing Association, may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and involve increased credit risks.

Although legislation has been enacted to support certain government sponsored entities, including the FHLBs, FHLMC, and FNMA, there is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory, or economic changes that could impact the government sponsored entities and the values of their related securities or obligations. In addition, certain governmental entities, including FNMA and FHLMC, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight, and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities. U.S. Government debt securities generally involve lower levels of credit risk than other types of debt securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. Like other debt securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in our NAV.

Distressed Securities

We may invest in distressed investments including loans, loan participations, or bonds, many of which are not publicly traded and which may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for these securities or instruments. In addition, the prices of such securities or instruments may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected. If the Adviser’s evaluation of the risks and anticipated outcome of an investment in a distressed security should prove incorrect, we may lose a substantial portion or all of our investment or we may be required to accept cash or securities with a value less than our original investment.

Equity Securities

We may hold long and short positions in common stocks, preferred stocks, and convertible securities of U.S. and non-U.S. issuers. We also may invest in depositary receipts or shares relating to non-U.S. securities. Equity securities fluctuate in value, often based on factors unrelated to the fundamental economic condition of the issuer of the securities, including general economic and market conditions, and these fluctuations can be pronounced. We may purchase securities in all available securities trading markets and may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies.

Investment in Other Investment Companies

We may invest in securities of other investment companies subject to statutory limitations prescribed by the 1940 Act. These limitations include in certain circumstances a prohibition against us acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of our total assets in securities of any one investment company or more than 10% of our total assets in securities of all investment companies. We may invest in other investment companies in excess of these limits in reliance on Rule 12d1-4 under the 1940 Act. These investments would be subject to the applicable conditions of Rule 12d1-4, which in part could affect or otherwise impose certain limits on the investments and operations of the underlying investment company (notably such investment company’s ability to invest in other investment companies and private funds, which include certain structured finance vehicles).

We will indirectly bear our proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses that we regularly bear. Although we do not expect to do so in the foreseeable future, we are authorized to invest substantially all of our assets in a single, open-end investment company or series thereof that has substantially the same investment objectives, policies and fundamental restrictions as us.

Exchange-Traded Notes (“ETNs”)

We may invest in ETNs. ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and Exchange-Traded Funds, or “ETFs.” An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When we invest in ETNs we will bear our proportionate share of any fees and expenses borne by the ETN. Our decision to sell our ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

Preferred Securities

Preferred securities in which we may invest include trust preferred securities, monthly income preferred securities, quarterly income bond securities, quarterly income debt securities, quarterly income preferred securities, corporate trust securities, traditional preferred stock, contingent-capital securities, hybrid securities (which have characteristics of both equity and fixed-income instruments), and public income notes. Preferred securities are typically issued by corporations, generally in the form of interest-bearing notes or preferred securities, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Investment in Relatively New Issuers

We may invest in the securities of new issuers. Investments in relatively new issuers, i.e., those having continuous operating histories of less than three years, may carry special risks and may be more speculative because such issuers are relatively unseasoned. Such issuers may also lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Certain issuers may be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Securities of such issuers may have a limited trading market which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investors who invest in such issuers seek to sell the same securities when we attempt to dispose of our holdings, we may receive lower prices than might otherwise be the case.

Demand Deposit Accounts

We may hold a significant portion of our cash assets in interest-bearing or non-interest-bearing demand deposit accounts at our custodian or another depository institution insured by the FDIC. The FDIC is an independent agency of the U.S. government, and FDIC deposit insurance is backed by the full faith and credit of the U.S. government. We expect to hold cash that exceeds the amounts insured by the FDIC for such accounts. As a result, in the event of a failure of a depository institution where we hold such cash, our cash is subject to the risk of loss.

Simultaneous Investments

Investment decisions made by the Adviser on our behalf are made independently from those of the other funds and accounts advised by the Adviser and its affiliates. If, however, such other accounts wish to invest in, or dispose of, the same securities as us, available investments will be allocated equitably between us and other accounts. This procedure may adversely affect the size of the position we obtain or disposed of or the price we pay.

Short Sales

When we engage in a short sale of a security, it must, to the extent required by law, borrow the security sold short and deliver it to the counterparty. We may have to pay a fee to borrow particular securities and would often be obligated to pay over any payments received on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that we replace the borrowed security, we will incur a loss; conversely, if the price declines, we will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above.

To the extent we engage in short sales, we will provide collateral to the broker-dealer. A short sale is “against the box” to the extent that we contemporaneously own, or have the right to obtain at no added cost, securities identical to those sold short. We may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent we engage in short selling in foreign (non-U.S.) jurisdictions, we will do so to the extent permitted by the laws and regulations of such jurisdiction.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

A control person is a person who beneficially owns more than 25% of the voting securities of a company. AG Asset Strategies LLC beneficially owns approximately 26.13% of the Company’s shares of common stock and [23.47]% of our voting securities, which includes our common stock, the Series A Preferred Shares and the Series B Preferred Shares.

The following table sets forth certain ownership information with respect to shares of our common stock held by (1) those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of the outstanding shares of our common stock, and (2) all of our officers and directors, as a group. The table shows such ownership as of June 1, 2025 and is based on 20,270,638 shares of common stock, 2,300,000 Series A Preferred Shares and [●] Series B Preferred Shares outstanding as of such date, unless otherwise indicated below.

	Common Stock Beneficially Owned(1) Immediately Prior to Offering		Series A Preferred Stock Beneficially Owned(1) Immediately Prior to Offering		Series B Preferred Stock Beneficially Owned(1) Immediately Prior to Offering
Name and Address	Number	%	Number	%	Number	%
Five Percent Stockholders
SPMC Feeder Fund LP(2)	9,823,928	48.46	-	-	[●]	[●]
AG Asset Strategies LLC(3)	5,297,083	26.13	-	-	[●]	[●]
Karpus Management, Inc.(4)	-	-	407,869	17.73	[●]	[●]
Interested Directors
Stephen J. Ketchum	76,839	0.38	-	-	[●]	[●]
Ujjaval Desai	53,513	0.26	-	-	[●]	[●]
Independent Directors
Douglas T. Healy	500	*	-	-	[●]	[●]
Matthew Forstenhausler	1,000	*	-	-	[●]	[●]
Lana Lewin-Ross	492	*	-	-	[●]	[●]
Officers
Lucas Foss	-	-	-	-	[●]	[●]
Kevin Gerlitz	5,351	*	-	-	[●]	[●]
Andrea Sayago	-	-			[●]	[●]
All officers and directors as a group(5)	137,694	*	-	-	[●]	[●]

*	Represents less than 1.0%.
(1)	Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities.
(2)	From time to time, the Adviser may form one or more funds (“feeder funds”) that invest in shares of our common stock because, in the judgment of the Adviser, the use of such vehicle allows us to accommodate tax, legal, or similar concerns of the Company, the Adviser or the investors in the feeder funds. SPMC Feeder Fund LP (“SPMC Feeder Fund”) is a feeder fund formed by the Adviser to hold shares of our common stock received by an institutional investor in connection with the formation transactions described elsewhere in this prospectus and for other future investors in our shares of common stock. SPMC Feeder Fund will vote the shares of our common stock held by it in the same proportion as the vote of all of our other stockholders unless a majority-in-interest of the equity holders of SPMC Feeder Fund request, upon not less than sixty-one days’ notice, that it to seek instructions from them with regard to the voting on any proposal requiring the approval of our common stockholders. SPMC Feeder Fund LP’s organizational documents prohibit its equity holders from requesting it to distribute the shares held by it on their behalf to them, sell the shares held by it on their behalf into the open market or tender the shares held by it on their behalf in any tender offer relating to the shares until after the second anniversary of the date of our IPO (the “Lock-up Date”). At any time after the Lock-up Date, the equity holders of SPMC Feeder Fund have the right to cause SPMC Feeder Fund to distribute the shares held by it on their behalf to them, sell the shares held by it on their behalf into the open market or tender the shares held by it on their behalf in any tender offer relating to the shares by providing at least 61 days’ advance notice.
(3)	As per July 3, 2024 Schedule 13G filing on the SEC’s EDGAR website, the address of AGAS’s principal executive offices is 1633 Broadway, 23rd Floor, New York, NY 10019. Assured Guaranty Ltd. is the ultimate parent entity of AGAS.
(4)	As per May 14, 2025 Schedule 13G/A filing on the SEC’s EDGAR website. The address of Karpus Management, Inc.’s principal executive offices according to the Schedule 13G/A is 183 Sully’s Trail, Pittsford, New York 14534.
(5)	The address of each of our officers and directors is c/o Sound Point Meridian Management Company, LLC, 375 Park Avenue, 34th Floor, New York, NY 10152.

SELLING STOCKHOLDER

The table below lists the selling stockholder and other information regarding the beneficial ownership of the shares of common stock by the selling stockholder. The second column lists the number of shares of common stock beneficially owned by the selling stockholder based on its ownership of the shares of common stock as of June 1, 2025.

The third column lists the shares of common stock being offered by this prospectus by the selling stockholder. The fourth column assumes the sale of all of the shares offered by the selling stockholder pursuant to this prospectus.

The selling stockholder may sell all, some or none of its shares in this offering. See “Plan of Distribution.”

	Number of Shares of Common Stock Beneficially Owned Prior to Offering(1)		Maximum Number of Shares of Common Stock to be Sold Pursuant to this	Number of Shares of Common Stock Beneficially Owned After Offering(1)
Name of Selling Stockholder	Number	%	Prospectus	Number	%
AG Asset Strategies LLC(2)	5,297,083	23.16%	5,297,083	-	-

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Applicable percentage of beneficial ownership is based upon 20,270,638 shares of common stock outstanding on June 1, 2025.
(2)	AGAS is an affiliate of AGUS. AGUS holds a minority common equity interest in Sound Point Capital Management, which, in turn, owns a majority interest in our investment advisor.

Information concerning the selling stockholder may change from time to time and any changed information will be set forth in supplements to this prospectus, if and when necessary. No offer or sale under this prospectus may be made by a stockholder unless that stockholder is listed in the table above, in any supplement to this prospectus or in an amendment to the related registration statement that has become effective. We will supplement or amend this prospectus if applicable to include additional selling stockholder upon provision of all required information to us and subject to the terms of any relevant agreement between us and the selling stockholder.

The selling stockholder is not obligated to sell any of the shares of our securities offered by this prospectus. Because the selling stockholder identified in the table above may sell some or all of the shares of our securities owned by it that are included in this prospectus, and no estimate can be given as to the number of securities covered by this prospectus that will be held by the selling stockholder.

In addition, subject to the Registration Rights Agreement described elsewhere in this prospectus, the selling stockholder may sell, transfer or otherwise dispose of, at any time and from time to time, shares of our securities it holds in transactions exempt from the registration requirements of the Securities Act after the date on which the selling stockholder provided the information set forth on the table below. Therefore, for purposes of the above table we have assumed that the selling stockholder will sell all of the securities beneficially owned by it that are covered by this prospectus and will not acquire any additional shares of common stock.

BROKERAGE ALLOCATION

Since we expect to acquire and dispose of most of our investments in privately negotiated transactions or in the over-the-counter markets, we will generally not be required to pay a stated brokerage commission. However, to the extent a broker-dealer is involved in a transaction, the price we pay or receive, as applicable, may reflect a mark-up or mark-down. Subject to policies established by our board of directors, the Adviser will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. The Adviser generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, the Adviser may select a broker based upon brokerage or research services provided. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters in connection with the securities offered by this prospectus will be passed upon for us by Dechert LLP. Dechert LLP also represents the Adviser.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

Sound Point Administration LLC serves as our administrator. The principal business address of Sound Point Administration LLC is 375 Park Avenue, 34th Floor, New York, NY 10152.

Our portfolio securities are held pursuant to a custodian agreement between us and The Bank of New York Mellon Trust Company, National Association.

SS&C GIDS, Inc. serves as our transfer agent, registrar, dividend disbursement agent and stockholder servicing agent, as well as administrator for our DRIP. The principal business address of SS&C GIDS, Inc. is 333 West 11th Street, Kansas City, MO 64105.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements incorporated in this Prospectus by reference to the Certified Shareholder Report on Form N-CSR/A for the period ended March 31, 2025 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP, an independent registered public accounting firm, is located at 300 Madison Avenue, New York, NY 10017, United States of America.

ADDITIONAL INFORMATION

We will file with or submit to the SEC annual and semi-annual reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. This information is also available free of charge by writing us at Sound Point Meridian Capital Inc., 375 Park Avenue, 34th Floor, New York, NY 10152, Attention: Investor Relations, by telephone at (212) 895-2293, or on our website at www.soundpointmeridiancap.com Information on our website is not incorporated by reference into or a part of this prospectus.

Unresolved Staff Comments: Not Applicable.

INCORPORATION BY REFERENCE

As noted above, this prospectus is part of a registration statement that we have filed with the SEC. We are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus, and later information that we file with the SEC will automatically update and supersede this information.

We incorporate by reference any future filings (including those made after the date of the filing of the registration statement of which this prospectus is a part) we will make with the SEC under Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act or pursuant to Rule 30b2-1 under the 1940 Act including any filings on or after the date of this prospectus from the date of filing (excluding any information furnished, rather than filed), until we have sold all of the offered securities to which this prospectus and any accompanying prospectus supplement relates or the offering is otherwise terminated. The information incorporated by reference is an important part of this prospectus. Any statement in a document incorporated by reference into this prospectus will be deemed to be automatically modified or superseded to the extent a statement contained in (1) this prospectus or (2) any other subsequently filed document that is incorporated by reference into this prospectus modifies or supersedes such statement. The documents incorporated by reference herein include:

●	Our Current Reports on Form 8-K (other than information furnished rather than filed), filed with the SEC on April 7, 2025, May 12, 2025, May 29, 2025 and June 6, 2025.

●	Our Annual Report on Form N-CSR/A, filed June 24, 2025.

The Company will provide without charge to each person, including any beneficial owner, to whom this prospectus is delivered, upon written or oral request, a copy of any and all of the documents that have been or may be incorporated by reference in this prospectus or the accompanying prospectus supplement.

All filings filed by the Company pursuant to the Exchange Act or pursuant to Rule 30b2-1 under the 1940 Act after the date of filing of the registration statement and prior to effectiveness of the registration statement shall be deemed to be incorporated by reference into this prospectus.

PART C — OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

1. Financial Statements:

Audited financial statements of Registrant for the period from June 13, 2024 (commencement of operations) to March 31, 2025, and related report of Independent Registered Public Accounting Firm, have been incorporated by reference in Part A of the Registration Statement.

2. Exhibits:

(a)(1)	Certificate of Conversion(1)
(a)(2)	Amended and Restated Certificate of Incorporation(3)
(a)(3)	Certificate of Designation of 8% Series A Preferred Shares Due 2029(5)
(a)(4)	Certificate of Designation of [●]% Series B Preferred Shares Due 20[●](7)
(b)	Bylaws(1)
(c)	Not applicable
(d)	Not applicable
(e)	Form of Dividend Reinvestment Plan(3)
(f)	Not applicable
(g)	Investment Advisory Agreement, by and between Registrant and Sound Point Meridian Management Company, LLC(2)
(h)(1)	Form of Underwriting Agreement for Equity Securities**
(h)(2)	Form of Underwriting Agreement for Debt Securities**
(h)(3)	Form of Sales Agreement**
(h)(4)	Purchase Agreement by and among the Registrant, Sound Point Meridian Management Company, LLC, Sound Point Administration LLC and B. Riley Principal Capital II, LLC, dated January 17, 2025(6)
(i)	Not applicable
(j)	Custody Agreement, by and between the Registrant and The Bank of New York Mellon Trust Company, National Association(2)
(k)(1)	Administration Agreement, by and between the Registrant and Sound Point Administration LLC(2)
(k)(2)	Services Agreement, by and among the Registrant and ALPS Fund Services, Inc., SS&C GIDS, Inc., and DST Asset Manager Solutions, Inc.(2)
(k)(3)	License Agreement, by and between the Registrant and Sound Point Meridian Management Company, LLC(2)
(k)(4)	Form of Registration Rights Agreement by and among the Registrant and Certain Stockholders(3)
(k)(5)	Credit Agreement, dated as of July 8, 2024, among the Company, the lenders party thereto and Canadian Imperial Bank of Commerce, as administrative agent.(4)
(l)	Opinion and Consent of Counsel**
(m)	Not applicable
(n)(1)	Consent of Independent Registered Public Accounting Firm*
(o)	Not applicable
(p)	Not applicable
(q)	Not applicable

(r)(1)	Code of Ethics of the Registrant(2)
(r)(2)	Code of Ethics of Sound Point Meridian Management Company, LLC(3)
(s)	Power of Attorney*
(t)	Filing Fee Table*
101.INS	XBRL Instance Document -- the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

*	Filed herewith.
**	To be filed by amendment.
(1)	Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2, filed April 15, 2024.
(2)	Incorporated by reference to Pre-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-2, filed on May 29, 2024.
(3)	Incorporated by reference to Pre-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-2, filed June 11, 2024.
(4)	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 811-23881) filed on July 11, 2024.
(5)	Incorporated by reference to Exhibit (A)(3) to the Company’s Registration Statement on Form N-2 (File Nos. 333-284364 and 811-23881) filed January 21, 2025.
(6)	Incorporated by reference to Exhibit (k)(5) to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-284364 and 811-23881) filed January 21, 2025.
(7)	Incorporated by reference to Exhibit (a)(4) to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-286054 and 811-23881) filed June 11, 2025.

ITEM 26. MARKETING ARRANGEMENTS

The information contained under the heading “Plan of Distribution” in the prospectus that forms a part of this Registration Statement is incorporated herein by reference.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

SEC registration fee		$59,789.71
FINRA filing fee	$	[●]
NYSE listing fee	$	[●]
Printing and postage	$	[●]
Legal fees and expenses	$	[●]
Accounting fees and expenses	$	[●]
Miscellaneous	$	[●]
Total	$	[●]

Note: Except for the SEC registration fee and the FINRA filing fee, all listed amounts are estimates.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

None.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the number of record holders of each class of the Registrant’s securities as of June 1, 2025:

Title of Class	Number of Record Holders
Common stock, par value $0.001 per share	19
Series A Preferred Stock, par value $0.001 per share	1
Series B Preferred Stock, par value $.001 per share	[●]

ITEM 30. INDEMNIFICATION

As permitted by Section 102 of the General Corporation Law of the State of Delaware (the “DGCL”), the Registrant has adopted provisions in its certificate of incorporation that limit or eliminate the personal liability of its directors for a breach of their fiduciary duty of care as a director. The duty of care generally requires that, when acting on behalf of the corporation, directors exercise an informed business judgment based on all material information reasonably available to them. Consequently, a director will not be personally liable to the Registrant or its stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for: any breach of the director’s duty of loyalty to the Registrant or its stockholders; any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law; any act related to unlawful stock repurchases, redemptions or other distributions or payment of dividends; or any transaction from which the director derived an improper personal benefit. These limitations of liability do not affect the availability of equitable remedies such as injunctive relief or rescission.

The Registrant’s certificate of incorporation and bylaws provide that all directors, officers, employees and agents of the Registrant shall be entitled to be indemnified by the Registrant to the fullest extent permitted by the DGCL, subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Under Section 145 of the DGCL, the Registrant is permitted to offer indemnification to its directors, officers, employees and agents.

Section 145(a) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise. Such indemnity may be against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and if, with respect to any criminal action or proceeding, the person did not have reasonable cause to believe the person’s conduct was unlawful.

Section 145(b) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 145(g) of the DGCL provides, in general, that a corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any liability asserted against the person in any such capacity, or arising out of the person’s status as such, regardless of whether the corporation would have the power to indemnify the person against such liability under the provisions of the law. We have obtained liability insurance for the benefit of our directors and officers.

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Sound Point Meridian Management Company, LLC (the “Adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory Agreement or otherwise as an investment adviser of the Registrant.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Sound Point Administration LLC (the “Administrator”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Administrator’s services under the Administration Agreement or otherwise as administrator for the Registrant.

The Registrant has not entered into any indemnification agreements with its officers and directors.

Distribution Arrangements

Each Underwriting Agreement referenced in Exhibits (h)(1) and (h)(2) provides that the underwriter agrees to indemnify, defend and hold harmless each of the Registrant, the Adviser and the Administrator, and each of their respective partners, directors, trustees, managers, members and shareholders (as the case may be), and each officer of the Registrant who signs the Registration Statement and each person, if any, who controls the Registrant, the Adviser and/or the Administrator within the meaning of either Section 15 of the Securities Act, or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Registrant or any such person may incur under the Securities Act, the Exchange Act, the 1940 Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning the underwriter furnished in writing by such underwriter to the Registrant expressly for use in this Registration Statement (or in the Registration Statement as amended by any post-effective amendment hereof by the Registrant) or in the prospectus (or any supplement thereto) contained in this Registration Statement, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in this Registration Statement or such prospectus (or supplement thereto) or necessary to make such information not misleading.

The Sales Agreement referenced in Exhibit (h)(3) provides that the placement agent agrees to indemnify and hold harmless each of the Registrant, the Adviser and the Administrator, and each of their respective partners, directors, trustees, managers, members and shareholders (as the case may be), and each officer of the Registrant who signs the Registration Statement and each person, if any, who controls the Registrant, the Adviser and/or the Administrator within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) and expense whatsoever insofar as such loss, claim, damage, liability or expense arises out of or is based upon untrue statements or omissions or alleged untrue statements or omissions to written information relating to such placement agent furnished to the Registrant by such placement agent expressly for use in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment hereof by the Registrant) or in the prospectus (or any supplement thereto) contained in this Registration Statement.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation or employment of a substantial nature in which the Adviser, and each managing director, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management” and “The Adviser and the Administrator.” Additional information regarding the Adviser and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-129702), under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1) the Registrant, Sound Point Meridian Capital, Inc., 375 Park Avenue, 34th Floor, New York, NY 10152;

(2) the Transfer Agent, SS&C GIDS, Inc., 4 Times Square, 6th Floor, New York, New York 10036;

(3) the Custodian, The Bank of New York Mellon Trust Company, National Association, 601 Travis Street, Houston, Texas 77002; and

(4) the Adviser, Sound Point Meridian Management Company, LLC, 375 Park Avenue, 34th Floor, New York, NY 10152.

ITEM 33. MANAGEMENT SERVICES

Not applicable.

ITEM 34. UNDERTAKINGS

1.	Not applicable.

2.	Not applicable.

3.	The Registrant undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

Provided, however, that paragraphs a(1), a(2), and a(3) of this section do not apply if the registration statement is filed pursuant to General Instruction A.2 of this Form and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Securities and Exchange Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(b)	that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(1)	in reliance on Rule 430B:

A.	Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

B.	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)	each prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933 as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	that, for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act of 1933;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)	the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	The Registrant undertakes that:

(a)	for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)	for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.	The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7.	The Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, in the State of New York, on the 25th day of June, 2025.

SOUND POINT MERIDIAN CAPITAL, INC.

By:	/s/ Ujjaval Desai
Name:	Ujjaval Desai
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-2 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Ujjaval Desai	Chief Executive Officer and Director	June 25, 2025
Ujjaval Desai

/s/ Kevin Gerlitz	Chief Financial Officer	June 25, 2025
Kevin Gerlitz

/s/ Stephen J. Ketchum*	Chair of the Board of Directors	June 25, 2025
Stephen J. Ketchum

/s/ Douglas T. Healy*	Director	June 25, 2025
Douglas T. Healy

/s/ Lana Lewin-Ross*	Director	June 25, 2025
Lana Lewin-Ross

/s/ Matthew Forstenhausler*	Director	June 25, 2025
Matthew Forstenhausler

*By:	/s/ Andrea Sayago
Andrea Sayago
Attorney-in-Fact pursuant to Power of Attorney